                                           SEMI-ANNUAL REPORT  |  April 30, 2001


                                                                      The Strong

                                                                 Cash Management

                                                                           Funds

                   [PHOTO]

                     Strong Advantage Fund
           Strong Municipal Advantage Fund
                Strong Heritage Money Fund
               Strong Investors Money Fund
                  Strong Money Market Fund
        Strong Municipal Money Market Fund
                Strong Tax-Free Money Fund




                                              [STRONG LOGO]

                                           SEMI-ANNUAL REPORT  |  April 30, 2001


                                                                      The Strong

                                                                 Cash Management

                                                                           Funds

Table of Contents

Investment Reviews

    Strong Advantage Fund .................................................    2
    Strong Municipal Advantage Fund .......................................    4
    Strong Heritage Money Fund ............................................    6
    Strong Investors Money Fund ...........................................    8
    Strong Money Market Fund ..............................................   10
    Strong Municipal Money Market Fund ....................................   12
    Strong Tax-Free Money Fund ............................................   14

Bond Glossary .............................................................   16

Financial Information

    Schedules of Investments in Securities
          Strong Advantage Fund ...........................................   17
          Strong Municipal Advantage Fund .................................   23
          Strong Heritage Money Fund ......................................   32
          Strong Investors Money Fund .....................................   36
          Strong Money Market Fund ........................................   40
          Strong Municipal Money Market Fund ..............................   44
          Strong Tax-Free Money Fund ......................................   54
    Statements of Assets and Liabilities ..................................   58
    Statements of Operations ..............................................   61
    Statements of Changes in Net Assets ...................................   63
    Notes to Financial Statements .........................................   65

Financial Highlights ......................................................   73

A Few Words From Brad Tank, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO OF BRAD TANK]

Fixed Income Market Overview from
October 31, 2000 to April 30, 2001

For fixed income investors, the past six-months were generally positive compared to the difficult conditions the stock markets experienced. Interest rates declined--and the timing and pattern of the decline demonstrated the forward-looking nature of the financial markets.

During the closing months of last year, we witnessed a sharp fall in U.S. Treasury rates that reflected an environment of weakening economic data. Meanwhile, the Federal Reserve continued to hold its policy steady, maintaining the overnight funds rate at 6.5 percent. But the markets were well ahead of policymakers by the first week of January. That's when the first of what now totals five, half-percent reductions in the Fed Funds rate took place, including the rate cut on May 15, 2001.

The sum of these events has produced a dramatic steepening of the yield curve throughout the period. Thirty-year treasuries remained unchanged, yielding 5.79 percent. Ten-year notes declined in yield from 5.73 percent to 5.34 percent. And two-year note yields fell from 5.91 percent to 4.28 percent.

Our Strong income portfolios were generally positioned to benefit from both a decline in interest rates and a steepening of the yield curve. We believe that while easier monetary policy contines to unfold, we may see additional yield curve steepening. But we think much of the drama is behind us. The primary issue facing the market right now is just how low the Federal Reserve will take short-term interest rates. Our view is that while economic growth has slowed sharply, the U.S. economy will avoid slipping into a recession. This suggests that short-term rates could drop another percent or so.

We are more positive than many on the near term prospects for the U.S. economy. But we believe it's not likely we will return quickly to the four-percent-plus real growth we experienced over the last few years.

In the past two quarters, real GDP (Growth Domestic Product) growth in the U.S. has slipped to an average of 1.6 percent. And our expectation is that by year-end, we will be back to two-to-three percent growth. A sustained lowering of capital spending and hiring by businesses, as well as a more cautious consumer, would appear to ensure slower growth for the near future.

The fundamentals of the U.S. economy remain solid and easier monetary policy is adding further support. However, new job creation has slowed and we expect wage growth to follow suit soon. Similarly, corporate profit growth has stalled, but current levels of profitability appear to be stable.

Today's economic factors, in our view, point to a generally positive outlook for fixed income markets, and we have positioned our portfolios accordingly.

Corporate credit quality, which has generally been deteriorating, has begun to show signs of stabilizing, and we believe current valuations are fairly good. However, as we have seen in the stock market recently, careful selection-- industry to industry and from credit to credit--remains an all-important ingredient to investment success.

As for high-yield bonds, we believe quarter four of 2000 may have been a significant turning point. There are similarities between the current market and 1991. That year, high-yield bonds performed well against a backdrop of deteriorating bond quality--which foreshadowed an upturn in fundamentals in the following year.

Internationally, the bond markets of developed economies around the world have loosely followed the performance patterns of the U.S. fixed income markets. The European central bank just eased monetary policy in response to sluggish economic news. While we're somewhat positive on European credit markets, we believe the best prospects for fixed income investors remain here in the U.S.

That's our current assessment of the fixed income markets. We thank you for investing with Strong and look forward to updating you again soon.

/s/ BRADLEY C. TANK

Strong Advantage Fund
--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Advantage Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds and in higher- and medium-quality bonds. To enhance its return potential, the Fund also invests a portion of its assets in bonds that have longer maturities or are of lower quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the Fund's average maturity is usually one year or less. To a limited extent, the Fund may also invest in foreign securities.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 11-25-88 to 4-30-01

                              [GRAPH APPEARS HERE]

               The Strong       Salomon Smith Barney      Lipper Ultra Short
             Advantage Fund    1-Year Treasury Index*  Obligation Funds Average*
             --------------    ----------------------  -------------------------
Oct 88          $10,000               $10,000                   $10,000
Oct 89          $10,891               $10,900                   $10,863
Oct 90          $11,684               $11,840                   $11,730
Oct 91          $12,763               $12,874                   $12,654
Oct 92          $13,953               $13,637                   $13,300
Oct 93          $15,071               $14,171                   $13,883
Oct 94          $15,694               $14,577                   $14,292
Oct 95          $16,810               $15,617                   $15,219
Oct 96          $17,876               $16,559                   $16,122
Oct 97          $19,099               $17,578                   $17,065
Oct 98          $20,040               $18,705                   $18,015
Oct 99          $21,017               $19,481                   $18,837
Oct 00          $22,432               $20,608                   $19,975
Apr 01          $23,298               $21,553                   $20,715

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("Salomon Smith Barney 1-Year Treasury Index") and the Lipper Ultra Short Obligation Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: The Fund's total return over the six-month period was driven by a combination of income and price appreciation resulting from declining short-term interest rates. Our extensive holdings of corporate bonds, mortgage-backed securities, and asset-backed securities provide the Fund with an income advantage over short-term Treasuries.

     The majority of the Fund's price appreciation has occurred since the beginning of 2001, when the Federal Reserve Board began to aggressively lower rates. As market rates move lower, the Fund's holdings of fixed-rate obligations appreciate in price. The Fund's holdings in floating-rate securities also experienced slight appreciation as credit spreads--the difference between the yields paid by Treasuries and those paid by lower-quality securities--tightened overall.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the period, we witnessed the end of the Federal Reserve's efforts to temper the economy's rate of growth through increases in the Federal Funds rate. Higher interest rates began to slow the economy noticeably in the third and fourth quarters of 2000, as was evident in the marked decrease in rate of real GDP growth over those periods. As it became apparent that the high-rate strategy had been effective in moderating the booming U.S. economy, the Federal Reserve abruptly reversed course and began to lower rates. By the end of April, the Fed had lowered rates a full 200 basis points, from a 6.5 percent Fed Funds rate to 4.5 percent.

     Market rates also fell substantially. In fact, Treasury rates led the Funds rate downward as market participants anticipated further Fed easing. Credit spreads--the difference in yields paid by Treasury securities and those paid by lower-quality bonds--in general also contracted during the period, as it became evident that the Fed would continue to lower rates in an effort to stave off recession. As mentioned earlier, lower interest rates and tighter credit spreads had a positive impact on the Fund's share price. However, this capital appreciation comes at the cost of lower current yields on the Fund today. Although the yield on the Fund is down from the beginning of the six-month period, it has not declined as rapidly as the yield on money-market instruments.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In keeping with the viewpoints we expressed here at the end of October, we continue to focus the majority of our purchases on the higher-quality sectors of the market. FNMA and FHLMC agency mortgage-backed securities have been among our top investment picks for the Fund. These securities offer an attractive combination of yield, quality, and liquidity. This strategy has allowed us to maintain an overall quality rating of A for the portfolio. The biggest change in the overall composition of the portfolio has been our extension of the Fund's duration from 0.4 years to 0.69 years. (By extending duration, we increase the Fund's sensitivity to changes in interest rates.) We implemented this change throughout the period, but most of it took place in December and January as we anticipate the Fed's shift toward lowering interest rates. Reinvesting cash flows into fixed-rate instruments (which allowed us to lock in relatively high rates of interest) rather than floating-rate securities was our primary method of extending the Fund's duration. Fixed-rate securities now make up approximately 30 percent of the portfolio.

Q:   What is your future outlook?

A: Although short-term interest rates are 200 basis points below their levels at the beginning of the year, we believe they will continue to move lower. It is hard to pinpoint what the exact bottom will be, but we anticipate that rates could go lower by another 50 to 75 basis points. In keeping with this viewpoint, we expect to invest primarily in fixed-rate securities in an effort to lock in higher yields.

     Thank you for your investment in the Strong Advantage Fund. We look forward to continuing to work with you to pursue your financial goals.

     Jeffrey A. Koch
     Portfolio Co-Manager

     Thomas Sontag
     Portfolio Co-Manager

                  ------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  As of 4-30-01

                                 INVESTOR CLASS
                                 --------------
                               1-year                       7.68%
                               5-year                       6.16%
                              10-year                       6.71%
                      Since Inception                       7.04%
                           (11-25-88)

                                ADVISOR CLASS/1/
                                ----------------
                               1-year                       7.22%
                               5-year                       5.75%
                              10-year                       6.32%
                      Since Inception                       6.65%
                           (11-25-88)

                             INSTITUTIONAL CLASS/2/
                             ----------------------
                               1-year                       8.03%
                               5-year                       6.28%
                              10-year                       6.77%
                      Since Inception                       7.09%
                           (11-25-88)

                  ------------------------------------------------

                              PORTFOLIO STATISTICS
                                  As of 4-30-01

                  ------------------------------------------------
                                 INVESTOR CLASS
                          30-day annualized yield/3/        6.26%
                  ------------------------------------------------
                  ------------------------------------------------
                                  ADVISOR CLASS
                          30-day annualized yield/3/        5.94%
                  ------------------------------------------------
                  ------------------------------------------------
                               INSTITUTIONAL CLASS
                          30-day annualized yield/3/        6.70%
                  ------------------------------------------------
                          Average maturity/4/          0.8 years
                                   Average
                            quality rating/5/          A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.


     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-01.

/4/ The Fund's average maturity includes the effect of futures and when-issued securities.

/5/ For purposes of this averaging rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("Salomon Smith Barney 1-Year Treasury Index") is an unmanaged index generally representative of the average yield on one-year Treasury bills. The Lipper Ultra Short Obligation Funds Average represents funds that invest at least 65 percent of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Municipal Advantage Fund
--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Municipal Advantage Fund seeks federal tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in very short-term municipal bonds and in higher- and medium-quality municipal bonds. To enhance its return potential, the Fund also invests a limited portion of its assets in bonds that have longer maturities or are of lower quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the Fund's average maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal Alternative Minimum Tax (AMT). To a limited extent, the Fund may also invest in mortgage- and asset-backed securities.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 11-30-95 to 4-30-01

                              [GRAPH APPEARS HERE]

                     The Strong         Lehman Brothers         Lipper Short
                      Municipal            Municipal             Municipal
                   Advantage Fund      1 Year Bond Index*     Debt Funds Index*
Nov 95                $10,000               $10,000               $10,000
May 96                $10,234               $10,176               $10,117
Nov 96                $10,532               $10,451               $10,400
May 97                $10,769               $10,658               $10,580
Nov 97                $11,052               $10,910               $10,855
May 98                $11,320               $11,158               $11,101
Nov 98                $11,581               $11,447               $11,376
May 99                $11,792               $11,643               $11,553
Nov 99                $11,950               $11,805               $11,650
May 00                $12,079               $11,995               $11,794
Nov 00                $12,392               $12,354               $12,141
Apr 01                $12,625               $12,724               $12,449

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


Q:   How did your Fund perform?

A: During the period, the Fund produced a high level of income for our shareholders while maintaining a fairly stable NAV. Although this underperformance relative to our stated benchmark, the Lehman Brothers Municipal 1 Year Bond Index, is disappointing, the structure of the Fund does make it likely to underperform both benchmarks when yields are moving lower very quickly--as they certainly have over the past several months. The Fund's duration is about 0.7 years (reflecting its ultra-short investment approach), versus 1.34 for the Lehman index.

     The price appreciation on many of our securities was offset by some price declines in a few issues with deteriorating credit fundamentals. Fortunately, the declining interest-rate environment should help these projects, both in terms of their cash flows and the potential for refinancing. We will nonetheless continue to work actively to reduce our exposure to these credits over time.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Early in the period, the fixed-income markets appeared to anticipate that the Federal Reserve would lower short-term interest rates. For example, from early November to late January, yields on two-year Treasury notes declined by about 150 basis points, while long bonds only declined by about 25 basis points. A surprise 50-basis-point easing by the Federal Reserve in early January confirmed investors' expectations. By the end of the period, the Federal Reserve had lowered the Fed Funds rate by 200 basis points, to
     4.5 percent.

     While consumer confidence declined during the period, consumer spending actually stayed fairly strong. This has allowed the economy to continue to grow, albeit at a slower pace. By the end of the period, longer-term interest rates had started to move higher, suggesting that some investors believe the economy will recover later this year.

     While the municipal market followed the same trend as the taxable market, municipals generally underperformed taxable bonds early and late in the period and outperformed in between. High-quality municipals performed very well early in the period. Since January 2001, however, lower-quality (but still investment-grade) long-term bonds have performed very well. Health care, housing, and transportation were some of the better-performing municipal sectors.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Lower quality, short- to intermediate-duration securities did not appreciate in price during the quarter as quickly as the highest-quality bonds. This contributed to the Fund's underperformance--but on the positive side, investors are now enjoying a greater yield advantage for owning these bonds rather than top-rated issues. In fact, the additional yield these lower-quality securities are now paying is at its widest level since 1993. With an average credit quality of A, the Fund is positioned to do well if the same holds true in this interest-rate cycle.

     During the period, we increased the Fund's exposure to the utility sector, which came under pressure largely because of the California energy crisis. We believed this presented an opportunity to buy short bonds of other utility companies that are generally unaffected by the California situation, including Southern Indiana Gas and Electric, Texas Utilities, Ohio Edison, and Detroit Edison. These are all A- or BBB-rated bonds that mature in the next one to five years.

     Finally, we continued to reduce the Fund's exposure to bonds subject to the AMT. At the end of the period, about 25 percent of the Fund's income came from AMT-eligible bonds.

Q:   What is your future outlook?

A: One part of the market that we are watching very closely is California bonds. Yields in that market are very close to those seen when California was last in a recession. At some point over the next several months, we anticipate selectively adding exposure to the state. In the broader municipal market, we also anticipate that higher-yielding bonds could perform well over the next six months. These bonds tend to do well a few months into a Federal Reserve easing cycle.

     Thank you for your investment in the Strong Municipal Advantage Fund.

     Lyle J. Fitterer
     Portfolio Co-Manager

     Mary-Kay H. Bourbulas
     Portfolio Co-Manager

                     --------------------------------------

                                  AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  As of 4-30-01

                                 INVESTOR CLASS
                                 --------------
                              1-year                  4.54%
                              3-year                  3.91%
                              5-year                  4.43%
                     Since Inception                  4.40%
                          (11-30-95)

                                ADVISOR CLASS/1/
                                ---------------
                              1-year                  4.03%
                              3-year                  3.44%
                              5-year                  3.97%
                     Since Inception                  3.94%
                          (11-30-95)

                             INSTITUTIONAL CLASS/2/
                             ---------------------
                              1-year                  4.78%
                              3-year                  3.99%
                              5-year                  4.47%
                     Since Inception                  4.44%
                          (11-30-95)

                     --------------------------------------

                              PORTFOLIO STATISTICS
                                  As of 4-30-01

                     --------------------------------------
                                 INVESTOR CLASS
                     30-day annualized yield/3/       4.42%
                     --------------------------------------
                     --------------------------------------
                                  ADVISOR CLASS
                     30-day annualized yield/3/       3.93%
                     --------------------------------------
                     --------------------------------------
                               INSTITUTIONAL CLASS
                     30-day annualized yield/3/       4.73%
                     --------------------------------------
                           Average maturity       0.8 years
                                    Average
                             quality rating/4/    A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 10-2-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-01. The Advisor Class has temporarily absorbed expenses of 0.06%. Otherwise, the current yield would have been 3.87%, and returns would have been lower.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Heritage Money Fund
--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. The Fund seeks to increase its yield by keeping its operating expenses very low; therefore, it requires investors to maintain balances of $25,000 or more.


                         3-MONTH TREASURY BILL YIELDS*
                                 As of 4-30-01

                                    [GRAPH]

                         10-99                   5.09%
                         12-99                   5.33%
                         02-00                   5.78%
                         04-00                   5.83%
                         06-00                   5.86%
                         08-00                   6.31%
                         10-00                   6.39%
                         12-00                   5.90%
                         02-01                   4.86%
                         04-01                   3.88%


Q:   How did your Fund perform?

A: The Strong Heritage Money Fund posted higher yields in the final months of 2000, as the Federal Reserve chose to leave its short-term rate target at
     6.5 percent. Early in 2001, the Fed changed course, cutting rates aggressively and, consequently, driving down money market yields. By the end of April, the Fed Funds target--the rate banks charge each other for overnight loans--had fallen to 4.5 percent, its lowest level since 1994. The Fund's yields dropped commensurately.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Short-term interest rates plummeted in the six months ended April 30, 2001. Responding to the weakest economic environment since the 1990-91 recession, the Federal Reserve cut its short-term rate targets by two full percentage points in just over three months--an aggressive pace. These cuts began almost as soon as the new year did, with an inter-meeting cut of 50 basis points on January 3. The Federal Open Market Committee engineered three more rate reductions through April 18, each also of half a percentage point. The last of these moves was another inter-meeting cut, suggesting that the Fed felt the need to ease monetary conditions was still quite urgent.

     Interest rates on commercial paper, certificates of deposit, medium-term corporate notes, and floating-rate instruments all fell in response to the Fed's rate reductions. Yields on three-month commercial paper, which hovered around 6.5 percent in late 2000, fell to about 4.3 percent by the end of April. This decline therefore not only reflected the full impact of the Fed's rate cuts, but also indicated some anticipation of additional future cuts. Short-term Treasury yields declined as well, with three-month Treasury bill rates falling by a little more than 200 basis points to just under 4.0 percent by April's end.

     Economic weakness prompted concerns about corporate credit quality. As a result, the additional yield--or yield spread--paid by second-tier commercial paper relative to top-tier paper stayed quite wide. This remained true even after the temporary technical pressures typically associated with the end of the calendar year abated.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Over the course of the past six months, we moved the Fund's average maturity longer than that of our benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index, or neutral, position. We adopted this posture in an effort to secure higher yields ahead of anticipated rate cuts from the Federal Reserve. Inversion of the yield curve--the tendency for longer maturity obligations to offer yields lower than those available on shorter maturity obligations--made this costly at times. By April's end, we were pursuing an average maturity target range of 55 to 65 days.

     Our strategy with regard to specific maturities was driven in part by the expected pace of Fed easing, in part by the technical distortions that typically come at quarter- and year-end, and in part by the demand for liquidity that accompanies April's tax payment season. Building in sufficient liquidity in anticipation of shareholder needs--while also taking advantage of temporary seasonal distortions--was an essential element of our strategy over the past six months.

     We maintained a significant commitment to the asset-backed commercial paper sector, collecting the extra yield these securities offer while preserving a very high credit-quality posture. This sector offered particularly compelling value in late 2000 and the early months of 2001, but by the end of April this had diminished somewhat. The strong credit profile asset-backed commercial paper offers, however, led us to maintain our weighting.

     In terms of individual security selection, the Fund was able to acquire several floating-rate notes backed by high-quality credit enhancers and offering premium yield. These securities typically featured weekly or monthly rate adjustments, causing their yields to fluctuate with market rates, but at an attractive level of income relative to other securities of similar duration.

Q:   What is your future outlook?

A: Over the next few months, we anticipate that the Federal Reserve will continue to cut rates. We will adjust the Fund's duration based on the interplay between the Fed's easing of monetary policy and the degree to which rate cuts are already priced into the market. Unless the money curve inverts significantly further, we expect to target the Fund's average maturity at a longer-than-neutral level. Given continuing concerns about economic weakness, we intend to maintain our focus on high-quality issues.


     Thank you for you investment in the Strong Heritage Money Fund. We're honored to work with you toward your financial goals.

     Jay N. Mueller
     Portfolio Manager


                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  As of 4-30-01


                                 INVESTOR CLASS
                                 --------------
                             1-year                     6.13%
                             3-year                     5.54%
                             5-year                     5.57%
                    Since Inception                     5.63%
                          (6-29-95)

                                ADVISOR CLASS/2/
                                -------------
                             1-year                     6.09%
                             3-year                     5.53%
                             5-year                     5.57%
                    Since Inception                     5.63%
                          (6-29-95)

                             INSTITUTIONAL CLASS/3/
                             -------------------
                             1-year                     6.36%
                             3-year                     5.62%
                             5-year                     5.62%
                    Since Inception                     5.68%
                          (6-29-95)
                  ---------------------------------------------

                              PORTFOLIO STATISTICS
                                  As of 4-30-01

                  ---------------------------------------------
                                INVESTOR CLASS/4/
                    7-day current yield                 4.60%
                    7-day effective yield               4.71%
                  ---------------------------------------------
                  ---------------------------------------------
                                ADVISOR CLASS/4/
                    7-day current yield                 4.58%
                    7-day effective yield               4.69%
                  ---------------------------------------------
                  ---------------------------------------------
                             INSTITUTIONAL CLASS/4/
                    7-day current yield                 4.82%
                    7-day effective yield               4.94%
                  ---------------------------------------------
                    Average maturity                 60 days


     Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ The performance of the Advisor Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of the Institutional Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/4/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-01. Effective yields reflect the compounding of income. The Investor Class has temporarily absorbed 0.18% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.42%, and its effective yield would have been 4.52%. The Advisor Class has temporarily absorbed 0.11% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.47%, and its effective yield would have been 4.57%. The Institutional Class has temporarily absorbed 0.03% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.79%, and its effective yield would have been 4.90%.

* The Salomon Smith Barney 3-month Treasury Index is an unmanaged index generally representative of the average yield of three-month Treasury Bills. Source: Standard & Poor's Micropal.
                                                                               7

Strong Investors Money Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Investors Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. The Fund is specifically designed for investors who are just starting to build a diversified portfolio; therefore, shareholders in the Fund will receive an array of educational materials. The maximum investment in the Fund is $50,000.


                         3-MONTH TREASURY BILL YIELDS*
                                 As of 4-30-01

                                    [GRAPH]

                         10-99                   5.09%
                         12-99                   5.33%
                         02-00                   5.78%
                         04-00                   5.83%
                         06-00                   5.86%
                         08-00                   6.31%
                         10-00                   6.39%
                         12-00                   5.90%
                         02-01                   4.86%
                         04-01                   3.88%


Q:   How did your Fund perform?

A: In the final months of 2000, the Strong Investors Money Fund continued to record attractive yields, as the Federal Reserve opted not to cut short-term interest rate targets. Early in 2001, however, the Fed changed course, and began to cut rates aggressively. This activity had a direct impact on the rates paid by money market securities and money market funds, including this one. At the beginning of the year, the Fed Funds target--the rate banks charge each other for overnight loans--stood at 6.5 percent, but by the end of April, the figure had been cut to 4.5 percent, its lowest level since 1994.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Responding to the weakest economic environment since the 1990-91 recession, the Federal Reserve cut its short-term rate targets by a full two percentage points in little more than three months--an unusually rapid pace of change. Beginning with an inter-meeting move on January 3, the Federal Open Market Committee engineered a total of four rate reductions of 0.5 percent each. The fact that the Fed's final move in this period, on April 18, took place between regularly scheduled meetings suggests that the Fed perceived an urgent need to ease monetary conditions.

     Interest rates on commercial paper, certificates of deposit, medium-term corporate notes, and floating-rate instruments all fell in concert with the Fed's rate reductions. Rates on three-month commercial paper, which were hovering around 6.5 percent late in 2000, fell to roughly 4.3 percent by the end of April. This sharp decline not only reflected all of the Fed's steps to ease short interest rates, but also indicated some expectation of additional rate reductions to come. Yields on short-term Treasuries declined as well. Three-month Treasury bill rates fell to just under 4.0 percent in April, compared with their 6.0 percent range at the end of 2000.

     Signs of weakness in the economy prompted concerns about corporate credit quality over the six-month period. The result was that the spread between the yields paid by top-tier commercial paper and those paid by second-tier commercial paper remained wide.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Over the course of the past six months, we moved the Fund's average maturity to a longer-than-neutral stance. This was part of our effort to secure higher yields in the face of the interest-rate cuts we anticipated from the Federal Reserve. Because the yield curve at the time was inverted--that is, longer-maturity obligations were offering yields lower than those available on shorter-maturity issues--this was at times costly. By the end of April, we were targeting the Fund's average maturity in the 55- to 65-day range.

     Our strategy in terms of our positioning on the yield curve was driven in part by the expected pace of interest-rate cuts from the Federal Reserve. Other factors included distortions in the market for money-market securities that typically come at quarter- and year-end, and the need for liquidity to accommodate investors withdrawing assets from money funds to pay federal income taxes in April.

     We maintained a significant commitment to the asset-backed commercial paper sector, which continued to offer excess yield while still allowing us to preserve a very high degree of credit quality in the portfolio. This sector offered compelling value in late 2000 and in the early months of 2001. While the extra yield these securities offer has diminished more recently, the sector still offers a strong credit profile--and that in itself has given us reason to maintain this position.

Q:   What is your future outlook?

A: Additional rate cuts from the Federal Reserve appear very likely, and we expect to keep the portfolio's average maturity at a longer-than-neutral level. Continued signs of economic weakness demand careful attention to credit quality, and we fully intend to maintain our focus on high-quality issues for the portfolio.

     We appreciate your investment in the Strong Investors Money Fund and are committed to earning your continued confidence.

     Jay N. Mueller
     Portfolio Manager


                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 4-30-01
                                 -------------
                              1-year                        6.38%
                              3-year                        5.86%
                     Since Inception                        5.85%
                           (1-31-98)


                                YIELD SUMMARY/2/

                                 As of 4-30-01
                                 -------------
                 7-day current yield                        4.79%
               7-day effective yield                        4.90%
                    Average maturity                     63 days

     Performance is historical and does not represent future results. Investment returns vary. We have contractually agreed to waive our management fees and absorb expenses for the Investors Money Fund to keep total expenses until July 1, 2001, at no more that 0.35%. Without these waivers and/or absorptions, the yields and returns would have been lower.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-01. Effective yields reflect the compounding of income.

* The Salomon Smith Barney 3-month Treasury Index is an unmanaged index generally representative of the average yield of three-month Treasury Bills. Source: Standard & Poor's Micropal.

Strong Money Market Fund
--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions.

                         3-MONTH TREASURY BILL YIELDS*
                                 As of 4-30-01

                                    [GRAPH]

                         10-99                   5.09%
                         12-99                   5.33%
                         02-00                   5.78%
                         04-00                   5.83%
                         06-00                   5.86%
                         08-00                   6.31%
                         10-00                   6.39%
                         12-00                   5.90%
                         02-01                   4.86%
                         04-01                   3.88%

Q:   How did your Fund perform?

A: The Strong Money Market Fund posted higher yields in the final months of 2000, supported by the Federal Reserve's decision to leave short-term rate targets at 6.5 percent. Early in 2001, the Fed changed course, cutting rates aggressively. This consequently drove down the yields on money market funds, including this one. By the end of April, the Fed Funds target--the rate banks charge each other for overnight loans--had fallen to 4.5 percent, its lowest level since 1994. The yields earned by the Fund's assets dropped commensurately.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Short-term interest rates plummeted over the six months. Responding to the weakest economic environment since the 1990-91 recession, the Federal Reserve cut its short-term rate targets by a full 2 percent in little more than three months, an unusually rapid pace of change. Beginning with an inter-meeting move on January 3, the Federal Open Market Committee engineered a total of four rate reductions of 0.5 percent each. The last move, implemented April 18, also took place between regularly scheduled meetings, suggesting that the Fed perceived an urgent need to ease monetary conditions.

     Interest rates on commercial paper, CDs, medium-term corporate notes, and floating-rate instruments all fell in lockstep with the Fed's rate reductions. Three-month commercial paper rates, which were hovering around 6.5 percent in the later months of 2000, fell to approximately 4.3 percent by the end of April. This reflected not only the Fed's movement toward easing monetary policy, but also some expectation of additional rate reductions to come. Short-term Treasury yields declined as well, with three-month Treasury bill rates falling to just under 4.0 percent in April, compared with the 6.0 percent range that prevailed at the end of 2000.

     The difference, or spread, between the yields paid by top-tier commercial paper and those paid by second-tier securities remained wide, as economic weakness prompted concerns about corporate credit quality. Even after the technical pressures typically associated with the end of the calendar year abated, this yield spread remained wide.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Over the course of the past six months, we moved to a longer-than-neutral average maturity posture. By the end of April, we were pursuing an average maturity target range of about 55 to 65 days.

     We implemented a yield curve strategy driven in part by the expected pace of Fed easing, and in part by the technical distortions of quarter-end and year-end pressures, as well as the liquidity demands of April's tax payment season. We built in sufficient liquidity to meet expected shareholder needs, while taking advantage of seasonal distortions, which was an essential element of our strategy over the last six months.

     We maintained a significant commitment to the asset-backed commercial paper sector, enjoying the extra yield these issues offer while still preserving a very high credit-quality posture.

     In terms of individual securities, we were able to acquire several floating-rate notes offering premium yields while also backed by high-quality credit enhancers. These securities typically featured weekly or monthly rate adjustments, causing their yields to fluctuate with market rates. Through these fluctuations, however, these securities' yields stayed at attractive levels relative to other securities.

Q:   What is your future outlook?

A: Over the next few months, we anticipate additional rate cuts from the Fed, and therefore expect to target a longer-than-neutral average maturity posture. In setting the duration of the portfolio, we will consider both the likelihood of further Fed rate cuts and the degree to which those rate cuts have already been priced into the market. With the economy likely to remain weak, maintaining our focus on high-quality issues will be important.

     Thank you for investing in the Strong Money Market Fund. We appreciate your continued confidence.

     Jay N. Mueller
     Portfolio Manager

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  As of 4-30-01
                                  -------------
                                  1-year           5.86%
                                  3-year           5.28%
                                  5-year           5.29%
                                 10-year           4.88%
                         Since Inception           5.81%
                              (10-22-85)

                                ----------------

                                YIELD SUMMARY/2/

                                 As of 4-30-01

                         -------------------------------
                         7-day current yield       4.39%
                         7-day effective yield     4.48%
                         Average maturity        60 days

     Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-01. Effective yields reflect the compounding of income. The Fund's advisor temporarily absorbed 0.21% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.18%, and its effective yield would have been 4.27%.

* The Salomon Smith Barney 3-month Treasury Index is an unmanaged index generally representative of the average yield of three-month Treasury Bills. Source: Standard & Poor's Micropal.

Strong Municipal Money Market Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Municipal Money Market Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the federal Alternative Minimum Tax (AMT).

                           EQUIVALENT TAXABLE YIELDS
                                 As of 4-30-01

                                                             Your tax-exempt
                                                            effective yield of
                                              Marginal     4.43% is equivalent
Joint return              Single return       tax rate    to a taxable yield of:
--------------------------------------------------------------------------------
$45,201-109,250           $27,051-65,550        28.0%             6.15%
$109,251-166,450         $65,551-136,750        31.0%             6.42%
$166,451-297,300        $136,751-297,300        36.0%             6.92%
Over $297,300              Over $297,300        39.6%             7.33%

The chart reflects 2001 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $132,950 should consult their tax advisor to determine their actual 2001 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.


Q:   How did your Fund perform?

A: As it has over the past years and the last six months, this Fund has posted a strong performance relative to its benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index. This Fund invests in securities whose income may be subject to the Alternative Minimum Tax (AMT). This exposes the Fund to a broader range of securities and allows it to pay a slightly higher yield--a yield that may be particularly attractive to those investors who are not subject to the AMT.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The past six months represented a period of extreme volatility in short-term municipal yields. In an effort to keep the U.S. economy from falling into a recession, the Federal Reserve aggressively lowered the Federal Funds rate, the rate banks charge one another for overnight loans four times, bringing that rate down two full percentage points, to 4.5 percent from 6.5 percent.

     Over this same period, money market funds--including municipal money funds--experienced large inflows of new assets. This was the result primarily of investors who, deterred by the very high degree of volatility in the stock market during this period, sought more stable alternatives for their assets. These factors combined to significantly bring down yields on short-term, fixed-rate municipal securities. However, at the end of calendar year 2000 and again in late April 2001, yields on variable-rate municipal securities, with interest rates that reset daily or weekly in response to market rates, spiked higher. These temporary spikes were likely in anticipation of seasonal investor redemptions tied to the year-end and to income-tax payment season.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our strategy for managing the Municipal Money Market Fund is to buy those municipal money market securities that offer the best relative value in the market at any given time. This involves assessing the relative attractiveness of the different categories of securities eligible for money fund investment, including fixed-rate notes and bonds, commercial paper, and variable rate demand notes.

     We have maintained a large amount of the Funds' assets in variable-rate demand notes, both to take advantage of seasonal yield spikes and because fixed-rate notes available in the market already reflect expectations of future rate cuts. Another reason variable-rate securities paid higher yields than fixed-rate securities is that the supply of variable-rate instruments continued to rapidly grow, while the supply of fixed-rate instruments continued to fall.

     Another integral component of our strategy of buying the best relative value is our independent research. Through careful scrutiny of the underlying fundamentals of individual securities, we can uncover opportunities that result from the relative inefficiency of the short-term municipal market. For example, bonds issued by entities experiencing current financial difficulties but backed by an unconditional and irrevocable letter of credit from top-tier banks have recently provided attractive yields.

Q:   What is your future outlook?

A: Going forward, we expect short-term municipal rates will continue to fall until we get back to more of an equilibrium between the short-term taxable and municipal markets. Given the continued weakness in the domestic economy, it is also likely the Federal Reserve will cut rates further.

     Thank you for your investment in the Strong Municipal Money Market Fund. We appreciate the opportunity to help you pursue your important financial goals.

     John C. Bonnell
     Portfolio Manager

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 As of 4-30-01

                                 -------------
                                1-year          4.17%
                                3-year          3.71%
                                5-year          3.65%
                               10-year          3.57%
                       Since Inception          4.15%
                            (10-23-86)

                                YIELD SUMMARY/2/
                                  As of 4-30-01

                                 -------------
                       7-day current yield      4.34%
                       7-day effective yield    4.43%
                       Average maturity       35 days

     Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-01. Effective yields reflect the compounding of income.

Strong Tax-Free Money Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Tax-Free Money Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide a stable share price of $1.00./1/ The Fund invests, under normal market conditions, at least 80 percent of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal Alternative Minimum Tax (AMT). Although under normal market conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed securities. The Fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. The Fund invests in securities that mature in 397 days or less. The average maturity of the Fund will normally be 90 days or less. To the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.

                            EQUIVALENT TAXABLE YIELDS
                                  As of 4-30-01

                                                             Your tax-exempt
                                                            effective yield of
                                              Marginal     4.31% is equivalent
Joint return             Single return        tax rate    to a taxable yield of:
--------------------------------------------------------------------------------
$45,201-109,250          $27,051-65,550         28.0%            5.99%
$109,251-166,450        $65,551-136,750         31.0%            6.25%
$166,451-297,300       $136,751-297,300         36.0%            6.73%
Over $297,300             Over $297,300         39.6%            7.14%

The chart reflects 2001 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $132,950 should consult their tax advisor to determine their actual 2001 marginal tax rate. The Fund's income may be subject to state and local taxes.

Q:   How did your Fund perform?

A: Since the Fund's inception in December 2000, it has performed in line with its benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index. This Fund's focus is on securities whose income is not subject to the Alternative Minimum Tax (AMT). This resulted in a slightly lower yield than that of our Municipal Money Market Fund, which does invest in securities subject to the AMT. The tax savings realized by investors in the Fund exceeded the yield difference by not investing in the Municipal Money Market Fund.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The past several months were a period of extreme volatility in the short-term municipal market. The Federal Reserve worked aggressively to keep the U.S. economy from falling into a recession, by lowering the Federal Funds rate (the rate banks charge one another for overnight loans). These moves during the period brought the Fed Funds rate down to 4.5 percent from 6.5 percent.

     Over the same time frame, money market funds had large inflows of assets as many investors steered clear of the equity markets, which were particularly volatile. These factors combined to put significant downward pressure on the yields of short-term fixed rate municipal securities. At the end of the calendar year, however, and again in late April, yields on variable rate (daily and weekly resets) municipal securities spiked higher. These temporary increases reflected anticipated investor redemptions related to the year-end and to the tax season.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our strategy for managing the Fund is to buy the best relative value in the market at any given time, choosing among issues that do not expose investors to the AMT. This involves assessing the relative attractiveness of the different categories of securities eligible for money fund investment, including fixed-rate notes and bonds, commercial paper, and variable-rate demand notes.

     We have placed a significant percentage of the Fund's assets in variable-rate demand notes. These notes allow the Fund to benefit from seasonal spikes in yields; they are also more attractive than fixed-rate notes, the prices of which already reflect expectations of future rate cuts. Another reason variable-rate securities paid higher yields than fixed-rate securities is that the supply of variable-rate instruments continued to rapidly grow while the supply of fixed-rate instruments continued to fall.

     Another integral component of our strategy of buying the best relative value is our independent research. For example, bonds issued by entities experiencing current financial difficulties, but backed by an unconditional and irrevocable letter of credit from top-tier banks, have recently provided attractive yields.

Q:   What is your future outlook?

A: We expect that short-term municipal rates will continue to fall until equilibrium has been re-established between the short-term taxable and municipal markets. Given the continued weakness in the domestic economy, we believe it is also quite likely that the Federal Reserve will cut short-term rates further.

     Thank you for your investment in the Strong Tax-Free Money Fund. We appreciate the confidence you've placed in us.

     John C. Bonnell
     Portfolio Manager

                                TOTAL RETURNS/2/

                                  As of 4-30-01

                                  -------------
                           Since Inception          1.40%
                                (12-15-00)

                                YIELD SUMMARY/3/
                                  As of 4-30-01

                                 --------------
                           7-day current yield      4.22%
                           7-day effective yield    4.31%
                           Average maturity       43 days

     Performance is historical and does not represent future results. Investment returns vary.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's income may be subject to state and local taxes.

/2/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-01. Effective yields reflect the compounding of income. The Fund's advisor temporarily absorbed 0.05% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.17%, and its effective yield would have been 4.26%.

Bond Glossary
--------------------------------------------------------------------------------

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the semiannual interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times, when investors buy Treasuries for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                             STRONG ADVANTAGE FUND

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 43.0%
AES Corporation Senior Notes,
8.75%, Due 12/15/02                                  $ 17,000,000   $ 17,382,500
AMFM Operating, Inc. Senior Subordinated
  Exchange Debentures, 12.625%,
  Due 10/31/06                                         41,229,000     45,661,118
Allfirst Preferred Capital Trust Subordinated
  Floating Rate Capital Trust Enhanced
  Securities, 6.26%, Due 7/15/29                        5,000,000      4,821,925
Allied Waste Industries, Inc. Term Loan,
  Tranche A, 7.1125%, Due 7/21/05                      21,669,492     21,100,667
Allied Waste North America, Inc. Senior
  Secured Notes, 8.875%, Due 4/01/08 (b)               11,300,000     11,752,000
Bear Stearns Companies, Inc. Floating
  Rate Notes, 5.46%, Due 9/27/07                       20,000,000     19,779,120
CMS Energy Corporation Notes,
  8.125%, Due 5/15/02                                  15,000,000     15,143,595
CMS Energy Corporation Senior Notes,
  8.00%, Due 7/01/11 (Remarketing
  Date 7/01/01)                                        20,000,000     20,025,520
CSC Holdings, Inc. Senior Subordinated
  Notes, 9.875%, Due 5/15/06                           12,840,000     13,385,700
Cendant Corporation Notes,
  7.75%, Due 12/01/03                                  10,000,000     10,078,770
Central Fidelity Capital Trust I Floating
  Rate Notes, Series A, 5.76%, Due 4/15/27              7,500,000      7,209,383
Citicorp Floating Rate Notes:
  Series W, 4.6875%, Due 11/27/35                      10,000,000      8,550,000
  Series X, 4.60%, Due 11/27/35                        10,000,000      8,500,000
Cliffs Drilling Company Senior Notes,
  Series B, 10.25%, Due 5/15/03                         1,550,000      1,606,188
Comcast Cable Communications, Inc.
  Senior Notes, 6.375%, Due 1/30/06                    13,000,000     13,038,142
Commonwealth Bank of Australia
  Subordinated Yankee Floating Rate
  Notes, Series B, 5.7288%, Due 6/01/10                 7,000,000      7,023,324
Dominion Resources, Inc. Floating Rate
  Notes, Series D, 5.6838%, Due 9/16/12
  (Remarketing Date 9/16/02)                            4,250,000      4,268,853
ESAT Telecom Group PLC Senior Yankee
  Notes:
  Zero %, Due 2/01/07 (Rate Reset
  Effective 2/01/02)                                   79,420,000     80,710,576
  Series B, 11.875%, Due 12/01/08                       6,210,000      7,281,846
Entergy Gulf States, Inc. First Mortgage
  Floating Rate Bonds, 6.3038%,
  Due 6/02/03 (b)                                      20,000,000     20,030,380
First Maryland Capital I Variable Rate
  Subordinated Capital Income Securities,
  5.76%, Due 1/15/27                                   19,500,000     18,877,540
Ford Motor Credit Company Notes,
  6.875%, Due 2/01/06                                  11,500,000     11,714,647
GS Escrow Corporation Floating Rate
  Senior Notes, 6.525%, Due 8/01/03                    62,300,000     60,873,018
General Motors Acceptance Corporation Notes,
  6.75%, Due 1/15/06                                   14,000,000     14,163,548
Global Crossing Holdings, Ltd. Senior
  Yankee Notes, 8.70%, Due 8/01/07 (b)                 20,000,000     18,450,000
HCA-The Healthcare Company
  Medium-Term Notes, Tranche 00012,
  6.63%, Due 7/15/45                                   14,755,000     14,961,983
HCA-The Healthcare Company Senior
  Floating Rate Notes, 6.4425%, Due 9/19/02            30,000,000     30,017,130
HSB Capital I Floating Rate Securities,
  Series B, 5.67%, Due 7/15/27                          9,000,000      8,538,579
Halyard CBO I, Ltd./Halyard CBO
  Corporation Senior Secured Floating
  Rate Notes, Series 1A, Class A,
  5.1213%, Due 3/24/10 (b)                             38,700,000     38,216,250
Huntington Capital I Variable Rate Capital
  Income Securities, 5.04%, Due 2/01/27                 9,000,000      8,104,590
International Paper Company Floating
  Rate Notes, 5.6038%, Due 7/08/02                     14,000,000     14,025,914
Lilly Del Mar, Inc. Floating Rate Capital
  Securities, 6.59%, Due 8/05/29 (b)                   55,000,000     54,222,575
Lyondell Chemical Company Guaranteed
  Term Loan, Tranche E,
  8.1338%, Due 6/30/06                                 14,699,979     15,140,978
Mashantucket Western Pequot Tribe
  Special Revenue Bonds/Interest Rate
  Swap, 6.91%, Due 9/01/12 (Acquired
  9/16/97; Cost $30,000,000) (b)                       30,000,000     28,834,500
Meridian Funding Company Medium-
  Term Floating Rate Notes,
  4.9475%, Due 7/26/10 (b)                             10,000,000     10,009,080
MetroNet Communications Corporation
  Senior Yankee Notes:
  10.625%, Due 11/01/08                                   920,000        998,814
  12.00%, Due 8/15/07                                 107,390,000    118,335,833
Monumental Global Funding II Senior
  Secured Yankee Notes,
  6.05%, Due 1/19/06 (b)                               12,500,000     12,483,362
NBD Bancorp, Inc. Subordinated Floating
  Rate Notes, 5.25%, Due 12/18/05                      24,530,000     24,470,417
NTC Capital I Floating Rate Notes,
  5.28%, Due 1/15/27                                      820,000        739,895
NTC Capital Trust II Floating Rate Capital
  Securities, 5.35%, Due 4/15/27                       12,305,000     11,295,707
NWA Trust Structured Enhanced Return
  Trusts 1998 Floating Rate Notes,
  8.07%, Due 4/15/11 (b)                                2,500,000      2,387,500
National Commerce Capital Trust Floating
  Rate Pass-Thru Securities,
  5.8563%, Due 4/01/27                                 10,000,000      8,603,930
Nextel Finance Company Term Loan:
  Tranche B, 8.788%, Due 6/30/08                        2,500,000      2,325,000
  Tranche C, 9.038%, Due 12/31/08                       2,500,000      2,325,000
Nordbanken AB Subordinated Floating
  Rate Medium-Term Yankee Bonds,
  5.59%, Due 3/29/49                                   18,000,000     17,946,000
Repap New Brunswick, Inc. First Priority
  Senior Secured Notes, 9.00%, Due 6/01/04             31,350,000     33,074,250
Salomon Brothers, Inc. Medium-Term
  Floating Rate Notes/Interest Rate Swap,
  4.00%, Due 9/30/03                                    4,400,000      4,364,448
Spintab AB Floating Rate Subordinated
  Yankee Notes, 5.6888%, Due 12/29/49 (b)              50,000,000     50,139,900
Star Capital Trust I Floating Rate Securities,
  5.7988%, Due 6/15/27                                  5,000,000      4,676,405
Starwood Hotel & Resorts Worldwide, Inc.
  Term Loan, 5.775%, Due 2/23/03                       15,000,000     14,812,500
SunTrust Capital III Floating Rate Notes,
  5.6838%, Due 3/15/28                                  9,500,000      8,723,603
Swedbank Floating Rate Debt Unit
  (Medium-Term Structured Enhanced
  Return Trusts 1996):
  Series R-34, 6.3088%, Due 11/10/02 (b)               25,000,000     24,750,000
  Series R-35, 6.2588%, Due 11/10/02 (b)               20,000,000     19,800,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                        STRONG ADVANTAGE FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Tele-Communications, Inc. Senior Notes,
  9.65%, Due 10/01/03                              $  8,154,000    $   8,617,954
US Airways Pass-Thru Trusts
  Certificates, Series 2001-1,
  7.076%, Due 3/20/21                                13,000,000       12,955,280
USA Waste Services, Inc. Senior Notes,
  6.50%, Due 12/15/02                                40,410,000       40,542,666
Union Bank of Norway Floating Rate
  Subordinated Medium-Term Yankee Bonds:
  4.7675%, Due 4/24/08                               20,000,000       19,800,000
  7.35%, Due 12/29/49 (Rate Reset
  Effective 7/09/03) (b)                             29,000,000       29,605,230
United States Tobacco Term Loan,
  9.30%, Due 2/16/05 (Acquired 2/22/01;
  Cost $5,061,065) (b)                                4,987,469        5,062,281
UtiliCorp United, Inc. Floating Rate Senior
  Notes, 6.2638%, Due 5/15/02 (b)                    15,000,000       15,000,000
WCG Note Trust/WCG Note Corporation,
  Inc. Senior Secured Notes,
  8.25%, Due 3/15/04 (b)                             25,000,000       24,873,225
Western Resources, Inc. Term Loan,
  Tranche B, 7.8288%, Due 3/17/03                     1,741,250        1,754,309
Williams Companies, Inc. Bank Loan,
  6.69%, Due 4/07/03 (f)                              5,000,000        4,925,000
WorldCom, Inc. Variable Rate Notes,
  7.375%, Due 1/15/11 (Remarketing
  Date 1/15/03) (b)                                  26,000,000       26,282,542
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,241,394,451)                        1,235,170,990
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 37.5%
AAMES Mortgage Trust Interest Only
  Mortgage Pass-Thru Certificates, Series
  2001-1, Class A-IO, 6.00%, Due 3/25/04             17,466,667        2,058,447
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 8.831%, Due 6/25/25                        31,947           32,349
AMRESCO Residential Securities
  Corporation Mortgage Loan Trust Pass-
  Thru Certificates, Series 1996-4, Class A4,
  7.25%, Due 10/25/23                                 2,629,787        2,629,787
Airplanes Pass-Thru Trust Floating Rate
  Subordinated Refinancing Certificates,
  Series 1R, Class B, 5.7725%, Due 3/15/19           32,976,209       32,701,682
Asset Backed Securities Corporation Bank
  One Variable Rate Mortgage-Backed
  Pass-Thru Certificates, Series 2000-2,
  Class 2A, 8.3039%, Due 3/15/30                      5,406,913        5,590,338
Bay View Auto Trust Receivable-Backed
  Certificates, Series 2000-LJ1, Class A2,
  7.54%, Due 4/25/03                                  4,249,889        4,279,046
Bear Stearns Commercial Mortgage
  Securities, Inc. Floating Rate Commercial
  Mortgage Pass-Thru Certificates:
  Series 1999-WYN1, Class B,
  6.33%, Due 7/03/09 (b)                             17,760,000       17,848,800
  Series 2000-LCON, Class C,
  6.13%, Due 7/03/05 (b)                             13,440,000       13,440,000
  Series 2000-LCON, Class D,
  6.93%, Due 7/03/05 (b)                              7,620,000        7,620,000
Bear Stearns Mortgage Securities, Inc.
  Mortgage Pass-Thru Certificates, Series
  1998-1, Class 2-A-2, 6.35%, Due 3/25/28             5,681,444        5,672,837
Blackstone Hotel Acquisitions Company
  Debt Unit (Medium-Term Structured
  Enhanced Return Trusts 1998), Series
  R-38, 5.8125%, Due 6/30/03 (Acquired
  7/30/98; Cost $25,001,351) (b)                     25,001,351       24,837,342
Brant Point II CBO, Ltd./Brant Point II
  CBO Corporation Floating Rate Bonds,
  Series 2000-1A, Class A3L,
  7.26%, Due 11/30/12 (b)                             5,000,000        4,990,650
CDC Securitization Corporation Floating
  Rate Pass-Thru Certificates, Series
  1999-FL1, Class B, 5.7188%,
  Due 12/14/02 (b)                                   15,972,000       16,000,601
COMM Floating Rate Commercial
  Mortgage Pass-Thru Certificates:
  Series 2000-FL1A, Class B,
  5.4925%, Due 10/16/02 (b)                           9,165,000        9,174,990
  Series 2000-FL2A, Class C,
  5.6725%, Due 1/15/03 (b)                           16,425,000       16,422,372
  Series 2000-FL3A, Class KHS,
  6.4725%, Due 9/15/03 (b)                            2,727,000        2,727,000
  Series 2000-FL3A, Class LHS,
  6.6225%, Due 9/15/03 (b)                           10,469,000       10,469,000
CORE, Ltd. Interest Rate Swap, Series
  1998-1X, Class B2:
  5.3806%, Due 1/16/06 (Acquired 7/27/98;
  Cost $14,044,000) (b)                              14,044,000       11,237,363
  5.54%, Due 1/16/06 (Acquired 7/27/98;
  Cost $0) (b)                                       14,044,000        2,780,255
Centex Home Mortgage LLC Variable Rate
  Certificates, Series 1999-1,
  6.95%, Due 9/20/04 (b)                             12,000,000       12,003,720
Chase Mortgage Finance Corporation
  Mortgage Pass-Thru Certificates, Series
  1990-G, Class A-Z1, 9.50%, Due 12/25/21               219,404          219,404
Chase Mortgage Finance Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1992-3, Class B7, 7.7612%,
  Due 10/28/23 (Acquired 11/18/97;
  Cost $1,304,783) (b)                                1,304,783        1,298,051
  Series 1992-3, Class B8, 7.7612%, Due
  10/28/23 (Acquired 11/18/97;
  Cost $651,530) (b)                                    651,530          648,168
  Series 1993-3, Class B6, 7.3766%, Due
  10/30/24 (Acquired 5/20/99;
  Cost $555,980) (b)                                    554,594          554,594
  Series 1993-3, Class B7, 7.3766%, Due
  10/30/24 (Acquired 5/20/99;
  Cost $2,385,319) (b)                                2,379,370        2,379,370
Citibank Credit Card Issuance Trust
  Floating Rate Notes:
  Series 2000-C2, Class C2,
  5.4288%, Due 10/17/05                              23,000,000       22,716,316
  Series 2001-C1, Class C1,
  6.1025%, Due 1/15/10                                8,500,000        8,502,635
Citicorp Mortgage Securities, Inc. Adjustable
  Rate Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, Series
  1992-7, Class A-1, 8.023%, Due 3/25/22              2,287,900        2,305,599
Clydesdale CBO I, Ltd./Clydesdale CBO I, Inc.
  Senior Secured Floating Rate Bonds, Series
  1A, Class A1, 5.6063%, Due 3/25/11 (b)              5,000,000        4,993,750

--------------------------------------------------------------------------------
                        STRONG ADVANTAGE FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Coast-Plymouth Tax Lien Capital LLC
  Collateral Variable Rate Bonds, Series
  1999-A, Class A, 6.76%, Due 11/15/04 (b)           $  6,194,588    $ 6,211,251
Collateralized Mortgage Obligation Trust
  Bonds, Series 66, Class Z,
  8.00%, Due 9/20/21                                    3,458,248      3,508,315
Commercial Mortgage Acceptance
  Corporation Variable Rate Mortgage
  Pass-Thru Certificates, Series 1996-C2,
  Class A2, 6.8846%, Due 9/15/23 (b)                    1,980,144      1,993,480
Commercial Resecuritization Trust Floating
  Rate Bonds, Series 2001-ABC2, Class A2,
  5.6713%, Due 2/21/13 (b)                             27,000,000     26,991,630
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin
  Notes, Series 1997-A, 7.23%, Due 7/16/28
  (Acquired 9/18/97; Cost $4,179,446) (b)               4,179,446        856,786
CoreStates Home Equity Trust Home
  Equity Loan Certificates, Series 1993-1,
  Class B, 7.50%, Due 8/15/07                           1,480,906      1,483,779
Credit Suisse First Boston Mortgage
  Securities Corporation IndyMac
  Manufactured Housing Pass-Thru
  Certificates, Series 1998-1, Class A-3,
  6.37%, Due 9/25/28                                    8,744,840      8,785,978
DLJ Commercial Mortgage Corporation
  Floating Rate Pass-Thru Certificates:
  Series 1998-ST2A, Class A3, 6.1288%,
  Due 11/05/08 (b)                                     13,013,720     12,997,453
  Series 2000-STF1, Class A-3, 5.8388%,
  Due 5/05/03 (b)                                      16,000,000     15,980,000
DLJ Mortgage Acceptance Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1990-2, Class A,
  7.9864%, Due 1/25/22                                  3,103,074      3,095,674
  Series 1991-3, Class A1,
  7.8063%, Due 2/20/21                                    415,740        421,113
Delta Funding Home Equity Loan Trust
  Interest Only Asset-Backed Certificates:
  Series 1999-2, Class F, 6.00%, Due 6/15/02           12,155,250        651,400
  Series 2000-1, Class F, 6.40%, Due 3/15/03           42,500,000      2,828,800
  Series 2000-3, Class 3, 9.20%, Due 9/15/03           31,538,524      3,562,907
Duke Funding I, Ltd. Floating Rate Bonds,
  Series 1A, Class A, 5.9088%,
  Due 11/10/30 (b)                                     16,000,000     15,910,080
EQCC Home Equity Loan Trust Variable
  Rate Asset-Backed Notes, Series 1993-4,
  Class A, 5.725%, Due 12/15/08                         5,097,204      5,123,672
Equipment Pass-Thru Investment
  Certificates Trust Floating Rate Senior
  Certificates, Series 1996-1:
  Class A, 5.6413%, Due 9/25/09
  (Acquired 6/14/96; Cost $4,500,000) (b)               4,500,000      4,624,875
  Class B, 6.425%, Due 9/25/09
  (Acquired 7/01/96; Cost $5,008,438) (b)               5,008,438      5,156,186
  Class C, 10.0163%, Due 9/25/09
  (Acquired 6/28/96; Cost $2,379,538) (b)               2,344,373      2,407,671
The Equitable Life Assurance Society of the
  United States Collateralized Floating Rate
  Notes, Series D-2, 6.0888%, Due 5/15/03 (b)          11,837,838     11,825,257
Financial Asset Securitization, Inc.
  Mortgage Participation Securities,
  Series 1997-NAMC 2, Class FXA-8,
  10.00%, Due 7/25/27                                     803,141        812,276
Fleet Commercial Loan Master LLC Variable
  Rate Asset-Backed Notes, Series 2000-1A,
  Class B2, 5.98%, Due 11/15/07 (b)                     5,000,000      5,000,800
Franchise Finance Corporation of America
  Floating Rate Notes, Series 1997-1:
  Class D2, 6.14%, Due 6/18/13 (b)                      5,726,000      4,794,791
  Class E2, 6.39%, Due 1/18/14 (b)                      2,290,000      1,864,197
Fund America Investors Trust I Variable
  Rate Collateralized Mortgage Obligation,
  Series 1998-NMC1, Class M-1,
  5.4625%, Due 6/25/28                                  4,785,915      4,803,340
GE Capital Commercial Mortgage Corporation
  Variable Rate Interest Only Pass-Thru
  Certificates, Class X-2,
  0.9536%, Due 5/15/33 (b)                            140,073,600      7,408,493
GGP/Homart Floating Rate Commercial
  Mortgage-Backed Securities, Series
  1999-C1, Class C, 5.862%, Due 6/10/08 (b)            10,000,000     10,018,206
GMAC Commercial Mortgage Security,
  Inc. Variable Rate Mortgage Pass-Thru
  Certificates, Series 2000-FL1, Class C,
  5.78%, Due 7/15/04                                   12,045,000     12,048,734
GMAC Mortgage Corporation Loan Trust
  Mortgage Pass-Thru Certificates, Series
  2000-J4, Class A-1, 7.50%, Due 11/25/30              32,529,795     33,206,903
GS Mortgage Securities Corporation II
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates:
  Series 2000-CCT, Class C,
  5.6225%, Due 12/15/04                                 5,360,000      5,360,000
  Series 2000-DW1, Class C1,
  5.72%, Due 10/15/10                                   6,000,000      6,000,000
Glendale Federal Bank Variable Rate
  Mortgage Pass-Thru Certificates, Series
  1990-3, Class A-1, 6.6009%, Due 3/25/30                 950,467        946,386
Glendale Federal Bank Variable Rate Senior
  Pass-Thru Mortgage Securities, Series
  1990-1, Class A, 7.6553%, Due 10/25/29                1,290,393      1,290,061
Greenwich Capital Acceptance, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1991-1, Class A,
  7.7093%, Due 2/25/21 (Acquired
  4/18/96; Cost $6,827,863) (b)                         6,712,140      6,661,799
Greenwich Capital Trust I Pass-Thru
  Certificates, Series 1991-B1, Class A,
  7.7668%, Due 2/15/21 (b)                              8,037,492      8,223,399
Home Savings of America Adjustable Rate
  Mortgage Pass-Thru Certificates,
  Series 14, Class A, 6.4926%, Due 5/25/27              1,320,736      1,322,631
Housing Securities, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series
  1992-8, Class E, 6.8578%, Due 6/25/24                 5,875,737      5,984,766
ICIFC Secured Assets Corporation
  Mortgage Pass-Thru Certificates, Series
  1997-1, Class A-7, 7.75%, Due 3/25/28                    64,689         64,649
IMPAC Secured Assets Corporation Interest
  Only Mortgage Pass-Thru Certificates:
  Series 2000-4, Class AIO,
  8.00%, Due 5/25/03                                   20,000,000      3,125,000
  Series 2000-5, Class A-IO-1,
  8.00%, Due 6/25/03                                   20,000,000      2,750,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                        STRONG ADVANTAGE FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
IndyMac ABS, Inc. Home Equity Loan
  Asset-Backed Interest Only Certificates:
  Series 2000-C, Class AF-IO,
  7.00%, Due 11/25/03                                $ 40,500,000    $ 3,999,375
  Series 2001-A, Class AF-6,
  7.00%, Due 2/25/04                                  111,800,000     10,359,388
Juniper CBO, Ltd./Juniper CBO
  Corporation Floating Rate Notes,
  Series 2000-1, Class A-1L,
  4.9894%, Due 4/15/10 (b)                              5,000,000      4,983,300
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru
  Certificates, Series 1997-1, Class D,
  6.1788%, Due 3/01/07 (b)                             33,000,000     32,797,215
Long Beach Mortgage Loan Trust Variable
  Rate Interest Only Asset-Backed
  Certificates, Series 2000-1, Class S,
  3.50%, Due 3/21/04                                   72,546,600      4,990,481
Malan Mortgage Securities Trust Floating
  Rate Commercial Mortgage Pass-Thru
  Certificates, Series 1995-1, Class A2A,
  5.8225%, Due 8/15/05 (Acquired 2/21/97;
  Cost $4,010,000) (b)                                  4,000,000      3,989,514
Mall of America Capital Company LLC
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 2000-1, Class C, 5.9925%,
  Due 3/12/05 (b)                                       6,000,000      6,007,200
Mellon Residential Funding Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1999-TBC3:
  Class B-1, 6.0179%, Due 10/20/29                      1,543,000      1,542,522
  Class B-2, 6.0179%, Due 10/20/29                        823,000        820,169
  Class B-3, 6.0179%, Due 10/20/29                      1,029,000      1,020,645
Merrill Lynch Credit Corporation Floating
  Rate Mortgage Loan Asset-Backed Pass-
  Thru Certificates:
  Series 1996-C, Class B,
  6.25%, Due 9/15/21 (b)                                3,670,892      3,195,401
  Series 1996-D, Class B,
  6.25%, Due 5/15/25 (b)                                6,320,358      5,354,544
Merrill Lynch Credit Corporation Senior
  Subordinated Variable Rate Mortgage
  Pass-Thru Certificates, Series 1995-A,
  Class A-5, 7.9366%, Due 6/15/20                       5,552,822      5,631,477
Merrill Lynch Credit Corporation
  Subordinated Variable Rate Mortgage-
  Backed Certificates, Series 1995-S1,
  Class A-1, 6.0625%, Due 2/17/24 (b)                   4,999,663      4,912,169
Merrill Lynch Mortgage Investors, Inc.
  Mortgage Pass-Thru Certificates, Series
  1996-C1, Class A-1, 7.15%, Due 4/25/28                1,117,419      1,144,881
Merrill Lynch Mortgage Investors, Inc.
  Senior Subordinated Variable Rate
  Pass-Thru Certificates, Series 1994-A,
  Class M, 6.00%, Due 2/15/19                          11,000,000     11,245,905
Merrill Lynch Mortgage Investors, Inc.
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates:
  Series 1997-SD1, Class D,
  5.6308%, Due 4/01/10 (b)                             15,500,000     15,490,390
  Series 1998-H1, Class C, 5.5788%,
  Due 4/01/11 (b)                                       2,000,000      1,979,380
  Series 1998-H1A, Class A, 5.1511%,
  Due 4/01/05 (b)                                       1,424,300      1,424,742
Mid Ocean CBO, Ltd. Floating Rate Bonds,
  6.4163%, Due 1/15/36 (b)                             15,000,000     14,956,350
Morgan Guaranty Trust Company Floating
  Rate Notes, 7.4025%, Due 7/27/05                     18,500,000     18,157,750
Morgan Stanley Mortgage Trust Variable
  Rate Interest Only Collateralized
  Mortgage Obligation, Series 35,
  Class 35-2, 7,979.75%, Due 4/20/21                       11,458        166,140
Nomura Depositor Trust Floating Rate
  Commercial Mortgage Pass-Thru
  Certificates, Series 1998-ST1,
  Class A4, 5.9388%, Due 1/15/03 (b)                   32,000,000     31,514,880
OUC Commercial Mortgage Securities, Inc.
  Subordinated Adjustable Rate Mortgage
  Securities, Series 1998-1, Class C,
  7.6518%, Due 1/27/28 (b)                              8,387,015      8,387,015
Onyx Acceptance Owner Trust Auto Loan-
  Backed Interest Only Notes, Series
  1999-C, Class I, 2.25%, Due 3/15/06                  25,215,831        311,163
Opryland Hotel Trust Variable Rate
  Commercial Mortgage Pass-Thru
  Certificates, Series 2001-OPRY,
  Class B, 5.7838%, Due 4/01/11 (b)                    12,500,000     12,500,000
Option One Mortgage Loan Trust Variable
  Rate Interest Only Asset-Backed Certificates,
  Series 2000-1, Class S, 2.50%, Due 4/25/30           17,170,000        338,077
Option One Mortgage Securities
  Corporation Net Interest Margin Trust,
  Series 1999-2, 9.66%, Due 6/26/29 (b)                 6,834,699      6,680,918
PNC Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1999-9, Class III-A-1, 7.22%, Due 10/25/29            6,811,076      6,934,391
Pennant CBO, Ltd./Pennant CBO
  Corporation Floating Rate Yankee Bonds,
  Series 1A, Class A, 5.5138%,
  Due 9/14/11 (b)                                      16,000,000     16,087,520
People's Bank Credit Card Master Floating
  Rate Trust, Series 1998-1, Class A,
  5.1625%, Due 11/15/05                                20,000,000     20,040,670
Perpetual Savings Bank Variable Rate
  Mortgage Pass-Thru Certificates, Series
  1991-1, Class B1, 8.095%, Due 6/25/19
  (Acquired 9/17/96; Cost $296,859) (b)                   293,784        294,885
Principal Residential Mortgage, Inc.
  Variable Rate Extendible Certificates,
  Series 2000-1, Class B, 6.70%, Due 6/20/05 (b)        7,500,000      7,502,325
Principal Residential Mortgage Capital
  Resources LLC Floating Rate Notes, Series
  2001-1A, Class B, 6.62%, Due 3/20/06 (b)              5,000,000      5,000,800
Provident CBO I, Ltd./Provident CBO I, Inc.
  Senior Secured Floating Rate Bonds, Series
  1A, Class A1, 5.8738%, Due 12/09/10 (b)               6,718,742      6,685,148
Prudential Home Mortgage Securities
  Company Mortgage Pass-Thru Certificates:
  Series 1992-46, Class A-6,
  7.00%, Due 12/01/08                                   3,023,008      3,025,260
  Series 1993-63, Class A-14,
  6.75%, Due 1/25/24                                    4,214,172      4,259,278
Prudential Home Mortgage Securities
  Company Variable Rate Mortgage Pass-
  Thru Certificates, Series 1988-1, Class A,
  8.4978%, Due 4/25/18                                    402,377        401,357
Repeat Offering Securitisation Entity
  Funding Number 2, Ltd. Floating Rate
  Asset-Backed Certificates, Series 2A:
  Class A5A, 4.94%, Due 10/28/04 (b)                   10,000,000      9,831,300
  Class A6, 6.29%, Due 10/28/04 (b)                    15,000,000     14,550,000

--------------------------------------------------------------------------------
                        STRONG ADVANTAGE FUND (continued)

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Resecuritization Mortgage Trust Variable
  Rate Certificates, Series 1998-B, Class A,
  4.7213%, Due 4/26/21 (b)                         $  3,082,036   $    3,066,626
Residential Accredit Loans, Inc. Mortgage
  Pass-Thru Certificates:
  Series 1997-QS2, Class A-7,
  7.75%, Due 3/25/27                                 10,400,783       10,447,014
  Series 1998-QS10, Class A-5,
  6.75%, Due 6/25/28                                  7,831,000        7,873,092
  Series 1999-QS5, Class NB-1,
  6.75%, Due 4/25/29                                 18,280,302       18,479,100
Residential Asset Mortgage Products,
  Inc. Mortgage Pass-Thru Certificates,
  Series 2001-RSI, Class A-I-0,
  7.00%, Due 9/25/03                                 21,375,000        3,366,562
Residential Asset Securitization Trust
  Mortgage Pass-Thru Certificates:
  Series 1997-A9, Class A-8,
  10.00%, Due 11/26/27                                1,075,888        1,087,792
  Series 1998-A5, Class A-1,
  6.75%, Due 6/25/28                                  6,649,540        6,718,463
  Series 1998-A6, Class I-A-7,
  6.75%, Due 7/25/28                                  8,620,299        8,688,873
Residential Funding Mortgage Securities I,
  Inc. Mortgage Pass-Thru Certificates,
  Series 1993-MZ1, Class A-2,
  7.47%, Due 3/02/23                                  4,527,803        4,572,486
Residential Funding Mortgage Securities II,
  Inc. Variable Rate Interest Only Home
  Equity Loan Pass-Thru Certificates, Series
  1996-HS2, Class A, 1.70%, Due 9/25/12               1,149,650            2,690
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Commercial
  Certificates:
  Series 1994-C2, Class E, 8.00%, Due 4/25/25         8,989,365        8,989,365
  Series 1995-C1, Class C, 6.90%, Due 2/25/27         7,350,724        7,356,999
  Series 1995-C2, Class C, 7.00%, Due 5/25/27            81,525           81,314
  Series 1995-C2, Class E, 7.00%, Due 5/25/27         2,753,142        2,752,609
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Variable
  Rate Certificates:
  Series 1993-1P, Class A2,
  5.50%, Due 8/25/19 (b)                              2,379,591        2,361,744
  Series 1995-1, Class B-5,
  6.8368%, Due 10/25/28                               8,001,659        8,097,270
  Series 1995-1, Class B-11,
  6.6625%, Due 10/25/28                                  50,082           50,142
  Series 1995-1, Class M-11,
  5.8625%, Due 10/25/28                               1,758,219        1,766,192
Ryland Mortgage Securities Corporation
  Variable Rate Mortgage Participation
  Securities, Series 1990-C1, Class A,
  6.9214%, Due 10/25/20                              23,334,391       23,692,291
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage
  Bonds, Series 2, Class 3-A,
  12.0573%, Due 6/25/23                                 227,301          226,693
SASCO Floating Rate Commercial
  Mortgage Trust Floating Rate Pass-Thru
  Certificates:
  Series 1998-C3A, Class A2,
  5.0863%, Due 6/25/15 (b)                            1,724,818        1,724,818
  Series 2000-C2, Class E,
  5.62%, Due 1/21/03 (b)                             17,386,161       17,397,114
Salomon Brothers Mortgage Securities VII,
  Inc. Floating Rate Asset-Backed
  Certificates, Series 1997-NC4, Class M-2,
  5.2625%, Due 9/25/27                                2,240,892        2,247,707
Salomon Brothers Mortgage Securities VII,
  Inc. Floating Rate Commercial Mortgage
  Pass-Thru Certificates, Series 2000-FL1,
  Class B, 5.5288%, Due 5/01/13 (b)                  10,000,000       10,006,100
Saxon Asset Securities Trust Mortgage Loan
  Asset-Backed Interest Only Certificates:
  Series 2000-3, Class A-IO-II,
  7.40%, Due 4/25/03                                 19,767,442        2,162,163
  Series 2001-1, Class A-IO,
  6.00%, Due 10/25/03                               111,680,000       12,170,886
Sears Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1991-1, Class A-1,
  6.69%, Due 7/25/21                                  8,116,425        8,171,998
  Series 1992-21, Class A-2,
  8.2955%, Due 12/26/22                                 335,109          334,203
Soundview Home Equity Loan Trust Asset-
  Backed Interest Only Certificates, Series
  2001-1, Class IO, 7.00%, Due 4/15/04               42,933,673        5,703,738
South Street CBO, Ltd./South Street CBO
  Corporation Floating Rate Bonds, Series
  2000-1, Class A-3L, 7.30%, Due 5/30/12 (b)          6,000,000        6,003,780
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 1998-2, Class A,
  5.57%, Due 2/25/28                                  6,565,084        6,579,134
Structured Asset Securities Corporation
  Variable Rate Pass-Thru Certificates:
  Series 1994-C1, Class A-3,
  5.1863%, Due 8/25/26                                  918,145          928,022
  Series 1995-C4, Class A-2,
  5.60%, Due 6/25/26                                    997,656          997,834
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities, Series
  1997-2, Class A, 8.7786%, Due 1/30/06
  (Acquired 5/12/98; Cost $2,330,729) (b)             2,357,035        2,217,828
Sutter Real Estate CBO, Ltd. Floating Rate
  Bonds, Series 2000-1A, Class A1L,
  5.3563%, Due 12/25/35 (b)                          37,600,000       37,470,656
USAA Auto Loan Guarantor Trust Pass-
  Thru Certificates, Series 1999-1, Class A,
  6.10%, Due 2/15/06                                  2,338,082        2,373,820
United Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1993-1, Class AM, 7.5056%, Due 9/25/33             17,785,847       18,058,059
University Support Services, Inc. Variable
  Rate Notes, Series 1993-A, Class A3,
  5.55%, Due 8/20/08                                  8,173,595        8,194,969
Western Federal Savings & Loan
  Association Variable Rate Mortgage Pass-
  Thru Certificates, Series 1991-4, Class A,
  6.905%, Due 7/25/21                                 1,746,021        1,742,688
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $1,079,092,984)                                 1,074,913,963
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        April 30, 2001 (Unaudited)
------------------------------------------------------------------------------------
                          STRONG ADVANTAGE FUND (continued)

                                                        Shares or
                                                        Principal         Value
                                                          Amount         (Note 2)
------------------------------------------------------------------------------------
United States Government &
  Agency Issues 9.3%
FHLMC Participation Certificates:
  5.00%, Due 5/01/06                                    $18,902,820   $   18,664,159
  7.00%, Due 7/15/06                                        700,855          701,307
  8.50%, Due 7/01/21                                      9,083,614        9,562,087
  9.00%, Due 1/01/05 thru 9/15/20                        10,807,216       11,441,520
  9.50%, Due 12/01/16 thru 12/25/22                      19,971,574       21,534,675
  10.00%, Due 3/15/20 thru 11/17/21                      20,583,395       22,095,352
  10.50%, Due 5/01/20 thru 11/01/20                      13,950,520       15,413,951
  11.00%, Due 11/01/15 thru 9/01/20                       1,302,425        1,459,394
  11.75%, Due 5/01/11 thru 6/01/11                          603,430          681,694
  12.00%, Due 9/01/11 thru 2/01/15                          219,019          250,489
  12.25%, Due 7/01/15                                       313,175          357,628
  12.50%, Due 2/01/15                                       107,805          124,804
FHLMC Interest Only Participation Certificates:
  4.00%, Due 1/25/02                                     90,000,000        1,476,900
  3.50%, Due 4/25/03                                     60,000,000        2,343,600
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  8.75%, Due 9/25/20                                      1,793,916        1,891,029
  9.00%, Due 10/01/04 thru 6/01/24                       62,808,016       66,790,648
  9.20%, Due 3/25/18                                      5,249,620        5,596,699
  9.25%, Due 3/25/18                                      3,511,333        3,732,921
  9.30%, Due 8/25/19                                      1,937,058        2,067,382
  9.45%, Due 4/25/18                                      1,842,700        1,973,467
  9.50%, Due 12/01/09 thru 6/25/30                       26,853,437       28,992,275
  9.75%, Due 3/25/20                                      3,562,747        3,855,388
  10.00%, Due 12/01/09 thru 3/20/18                       7,852,086        8,614,251
  10.25%, Due 9/01/21                                     3,127,918        3,461,810
  10.50%, Due 8/01/19 thru 12/25/22                      14,827,601       16,476,219
  13.50%, Due 9/01/14                                        16,111           19,028
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Certificates:
  8.213%, Due 5/01/27                                     6,722,957        6,926,787
  8.277%, Due 12/01/17                                    2,065,518        2,115,292
GNMA Guaranteed Pass-Thru Certificates:
  9.50%, Due 11/15/17 thru 12/15/17                       4,033,946        4,457,405
  10.00%, Due 10/20/17                                    3,663,915        4,072,631
  13.50%, Due 8/15/14 thru 11/15/14                          63,636           74,899
  15.00%, Due 5/15/12 thru 9/15/12                           26,575           31,854
------------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $259,433,704)                                      267,257,545
------------------------------------------------------------------------------------
Preferred Stocks 0.2%
Parmalat Capital Finance 7.3025% Series B                   200,000        4,500,000
------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $5,030,822)                                   4,500,000
------------------------------------------------------------------------------------
Short-Term Investments (a) 9.5%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 4.14%                               $   386,100          386,100
Wisconsin Electric Power Company, 4.09%                         100              100
                                                                      --------------
                                                                             386,200

Corporate Bonds 3.5%
Adelphia Communications Corporation
  Senior Notes, 9.75%, Due 2/15/02                       12,650,000       12,839,750
Arrow Electronics, Inc. Floating Rate Notes,
  5.8463%, Due 10/05/01                                  14,000,000       14,014,728
Kinder Morgan Energy Partners LP Senior
  Floating Rate Notes, 5.3863%, Due 3/22/02               9,750,000        9,763,406
Niagara Mohawk Power Corporation Senior
  Notes, Series C, 7.125%, Due 7/01/01                    1,814,634        1,819,377
Restructured Asset Securities Enhanced
  Returns Floating Rate Notes, Series
  1998-C-10-1, 6.05%, Due 6/18/01
  (Acquired 9/25/98; Cost $4,500,000) (b)                 4,500,000        4,504,667
Stop & Shop Companies, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/01/02                  5,000,000        5,144,110
Time Warner, Inc. Pass-Thru Asset Trust
  Securities, Series 1997-1,
  6.10%, Due 12/30/01 (b)                                28,185,000       28,325,671
WMX Technologies, Inc. Notes,
  7.125%, Due 6/15/01                                    10,000,000       10,015,570
Waste Management, Inc. Senior Notes,
  6.125%, Due 7/15/01                                    13,305,000       13,293,744
                                                                      --------------
                                                                          99,721,023

Non-Agency Mortgage &
  Asset-Backed Securities 0.6%
SASCO Floating Rate Commercial
  Mortgage Trust Pass-Thru Certificates,
  Series 1998-C3A, Class G,
  5.0563%, Due 3/25/02 (b)                               18,170,846       18,172,402

Repurchase Agreements 3.2%
ABN-AMRO Inc. (Dated 4/30/01), 4.53%,
  Due 5/01/01 (Repurchase proceeds
  $88,011,073); Collateralized by: United
  States Government & Agency Issues (h)                  88,000,000       88,000,000
Firstar Bank, N.A. (Dated 4/30/01), 3.50%,
  Due 5/01/01 (Repurchase proceeds
  $4,900,476); Collateralized by: United
  States Government & Agency Issues (h)                   4,900,000        4,900,000
                                                                      --------------
                                                                          92,900,000

Taxable Municipal Bonds 2.2%
California Statewide Communities
  Development Authority, 12.25%,
  Due 5/15/29 (Putable at $100 and Rate
  Reset Effective 5/09/01)                               19,050,000       19,050,000
New York Dormitory Authority Revenue-
  Mount Sinai and NYU Hospitals Project,
  6.75%, Due 7/01/26 (Putable at $100
  and Rate Reset Effective 5/24/01):
  Series C                                               13,500,000       13,500,000
  Series D                                               29,000,000       29,000,000
                                                                      --------------
                                                                          61,550,000

United States Government Issues 0.0%
United States Treasury Bills, Due 5/31/01
  thru 7/19/01 (c)                                          550,000          547,271
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $272,648,543)                         273,276,896
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,857,600,504) 99.5%            2,855,119,394
Other Assets and Liabilities, Net 0.5%                                    15,111,012
------------------------------------------------------------------------------------
Net Assets 100.0%                                                     $2,870,230,406
====================================================================================


FUTURES
------------------------------------------------------------------------------------
                                                         Underlying     Unrealized
                                         Expiration      Face Amount   Appreciation/
                                            Date           at Value   (Depreciation)
------------------------------------------------------------------------------------
Purchased:
150 Ninety-Day Eurodollars                   9/02        $19,902,750      ($ 57,263)

Sold:
 75 Five-Year U.S. Treasury Notes            6/01          7,809,375         67,650
187 Ten-Year U.S. Treasury Notes             6/01         18,680,625        411,557

---------------------------------------------------------------------------------
                        STRONG ADVANTAGE FUND (continued)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
SWAPS
---------------------------------------------------------------------------------
Open Swap contracts at April 30, 2001 consisted of the following:
---------------------------------------------------------------------------------
                         Notional      Interest         Interest      Unrealized
        Issuer            Amount         Sold            Bought      Appreciation
---------------------------------------------------------------------------------
CORE Limited           $14,044,000   3 Month Euro     3 Month USD    $   --
  (Expires 1/16/06)                  LIBOR + 80 bp    LIBOR + 78 bp
Calpine                 10,000,000         --              3.25%       40,000
  Corporation
  (Expires 6/01/04)*
Columbia                20,000,000         --              2.00%      188,000
  Healthcare
  (Expires 6/21/02)*
Mashantucket            30,000,000        6.91%        3 Month USD       --
  Western Pequot Tribe                                 LIBOR + 28 bp
  (Expires 9/01/12)
Solomon                  4,400,000       10 Year       3 Month USD       --
  Brothers, Inc.                    Constant Maturity  LIBOR + 30 bp
  (Expires 9/30/03)                 Treasury -140 bp
Tenet Healthcare        20,000,000          --             1.45%       32,000
  (Expires 1/30/02)*

* Credit Default Swaps


--------------------------------------------------------------------------------
                         STRONG MUNICIPAL ADVANTAGE FUND
--------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 22.4%
Alabama 0.0%
Washington County, Alabama Board of
  Education Municipal Project Lease and
  Option Agreement COP, 5.10%, Due 1/31/03            $   633,028    $   627,489

American Samoa 0.1%
Territory of American Samoa GO
  Refunding, 5.50%, Due 9/01/02                         1,010,000      1,027,675

Arkansas 0.2%
Little Rock, Arkansas Collateralized IDR -
  Lexicon, Inc. Project, 6.48%, Due 7/01/06             2,655,000      2,698,144

Colorado 0.1%
Arapahoe County, Colorado SFMR - IDK
  Partners I Trust Pass-Thru Certificates,
  5.25%, Due 11/01/19                                   1,239,782      1,241,444

Connecticut 0.0%
Connecticut HFA Housing Mortgage
  Finance Program, 7.30%, Due 11/15/03                    135,000        135,000

Florida 0.3%
Capital Projects Finance Authority Solid
  Waste Disposal Revenue Capital Projects
  Loan Program - Peerless Dade, Inc.
  Project, 7.50%, Due 11/01/18 (Defaulted
  Effective 2/20/01)                                    5,000,000      2,000,000
Hillsborough County, Florida Utility
  Refunding Revenue, 7.00%, Due 8/01/14                 2,800,000      2,871,708
                                                                     -----------
                                                                       4,871,708

Hawaii 0.3%
Hawaii Airports System Revenue:
  7.00%, Due 7/01/10                                    1,000,000      1,024,200
  7.00%, Due 7/01/18                                    2,500,000      2,557,900
                                                                     -----------
                                                                       3,582,100

Idaho 0.1%
Idaho Student Loan Fund Marketing
  Association, Inc. Student Loan Revenue,
  5.15%, Due 10/01/03                                   1,850,000      1,873,125

Illinois 1.1%
Buffalo Grove, Illinois Park District
  Installment Contract Certificates,
  5.40%, Due 12/30/04                                   6,645,000      6,777,900
Eureka, Illinois Educational Facilities
  Revenue - Eureka College Project, 5.95%,
  Due 1/01/19 (Putable at $100 on 6/01/01)              3,330,000      3,329,900
Kane, McHenry, Cook and DeKalb
  Counties, Illinois Community Unit
  School District Number 300 GO Lease
  Secured COP - School Building Project,
  6.90%, Due 12/01/04                                   2,140,000      2,284,450
Lake County, Illinois Round Lake
  Community Unit School District Number
  116 TAN Warrants, 5.875%, Due 12/01/02                3,250,000      3,325,823
                                                                     -----------
                                                                      15,718,073

Indiana 0.3%
East Chicago, Indiana School City COP:
  5.10%, Due 7/15/03                                    1,960,000      1,986,950
  5.50%, Due 7/15/02                                    1,070,000      1,086,050
Huntington, Indiana EDR Refunding -
  Quanex Corporation Project,
  6.50%, Due 8/01/10                                    1,665,000      1,687,894
                                                                     -----------
                                                                       4,760,894

Iowa 0.0%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project,
  5.30%, Due 7/01/05                                      540,000        500,850

Kansas 0.2%
Kansas City, Kansas Board of Public Utilities
  Master Municipal Lease and Option
  Agreement, 4.47%, Due 5/01/03                         2,232,213      2,204,310

Kentucky 1.2%
Kentucky EDFA Hospital System Refunding
  and Improvement Revenue - Appalachian
  Regional Healthcare, Inc. Project:
  5.00%, Due 10/01/02                                   2,300,000      2,225,250
  5.10%, Due 10/01/03                                   2,165,000      2,043,219
Logan and Todd Counties, Kentucky
  Regional Water Commission BAN
  Revenue, 5.50%, Due 8/01/03                          13,800,000     14,076,000
                                                                     -----------
                                                                      18,344,469

Louisiana 2.5%
Louisiana Public Facilities Authority
  Hospital Revenue Refunding - Pendleton
  Memorial Methodist Hospital Project:
  6.75%, Due 6/01/10 (Pre-Refunding
  at $102 on 6/01/02)                                     795,000        792,019
  6.75%, Due 6/01/22                                    2,365,000      2,226,056

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                  STRONG MUNICIPAL ADVANTAGE FUND (continued)


                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
New Orleans, Louisiana Regional Transit
 Authority Lease-Purchase Agreements,
 5.50%, Due 5/01/08:
 Lease M98147                                         $27,658,911    $27,797,206
 Lease M98159                                           2,601,704      2,614,713
Ouachita Parish, Louisiana IDB, Inc.
 Revenue Refunding - Physicians and
 Surgeons Medical Complex Project,
 4.80%, Due 8/01/02                                     3,750,000      3,773,437
                                                                     -----------
                                                                      37,203,431

Maryland 0.2%
Maryland Master Lease,
 3.635%, Due 1/01/04                                    2,429,824      2,402,488

Massachusetts 1.8%
Massachusetts Health and EFA
 Competitive Lease Program - Whitehead
 Institute for Biomedical Research Project:
 4.595%, Due 10/15/03                                  19,023,981     19,095,321
 4.698%, Due 5/07/03                                    1,408,701      1,413,984
Massachusetts Industrial Finance Agency
 Resource Recovery Revenue Refunding -
 Massachusetts Refusetech, Inc. Project,
 6.30%, Due 7/01/05                                     2,695,000      2,836,488
Municipal Tax-Exempt Trust Certificates,
 4.20%, Due 10/07/02                                    3,937,081      3,939,482
                                                                     -----------
                                                                      27,285,275

Minnesota 0.8%
Minnesota Master Lease,
 4.305%, Due 12/01/03                                   8,270,343      8,228,991
Plymouth, Minnesota Revenue Refunding -
 Carlson Center Project, 7.00%, Due 4/01/12             3,145,000      3,154,121
                                                                     -----------
                                                                      11,383,112

Mississippi 0.3%
Biloxi, Mississippi Housing Authority
 MFHR - Bayview Place Estates Project,
 4.50%, Due 9/01/05                                     2,000,000      1,992,500
Jones County, Mississippi Hospital
 Revenue Refunding - South Central
 Regional Medical Center Project,
 5.00%, Due 12/01/03                                    2,595,000      2,582,025
                                                                     -----------
                                                                       4,574,525

Nebraska 1.3%
Energy America Nebraska Natural Gas Revenue:
 Metropolitan United District Project,
 5.30%, Due 4/01/05                                    12,862,262     12,974,807
 Nebraska Public Gas Agency
 Project, 5.10%, Due 10/15/05                           4,449,744      4,483,117
 Omaha Tribe of Nebraska Public
 Improvements Authority GO,
 7.50%, Due 6/01/09                                     2,405,000      2,444,081
                                                                     -----------
                                                                      19,902,005

New Mexico 1.3%
Pueblo of Sandia, New Mexico
 Improvement Facilities Revenue,
 6.50%, Due 8/01/06                                    19,265,000     19,409,487

New York 0.7%
New York Housing Finance Agency
 Revenue - Lakeview Homes Housing
 Project, 4.65%, Due 11/15/02                          10,100,000     10,154,035

North Dakota 0.1%
Mercer County, North Dakota PCR
 Refunding - Otter Tail Power Company
 Project, 6.90%, Due 2/01/19                            1,950,000      2,000,505

Ohio 0.2%
Ohio Department of Transportation COP -
 Rickenbacker Port Project,
 6.125%, Due 4/15/15                                      305,000        311,649
Youngstown, Ohio City School District
 Energy Conservation Measures,
 6.80%, Due 3/15/05                                     2,685,000      2,832,675
                                                                     -----------
                                                                       3,144,324

Oregon 0.6%
Medford, Oregon Municipal Lease-Purchase
 Agreement, 5.00%, Due 5/01/03                            888,869        891,091
Portland, Oregon Housing Authority MFHR
 Refunding - University Park Apartments
 Project, 5.05%, Due 10/01/11 (Mandatory
 Put at $100 on 10/01/03)                               4,000,000      4,010,000
Washington County, Oregon Operations
 Yard Facilities Deferred Interest
 Obligations, Zero %, Due 6/01/03                       4,000,000      3,658,000
                                                                     -----------
                                                                       8,559,091

Pennsylvania 1.9%
Lehigh County, Pennsylvania General Purpose
 Authority Revenue - KidsPeace Obligated
 Group Project:
 5.50%, Due 11/01/02                                    2,240,000      2,228,800
 5.50%, Due 11/01/03                                    2,360,000      2,342,300
 5.50%, Due 11/01/04                                    2,500,000      2,462,500
Montgomery County, Pennsylvania IDA
 First Mortgage Revenue Refunding -
 The Meadowood Corporation Project,
 5.15%, Due 12/01/03                                    1,129,000      1,083,840
Pennsylvania Higher EFA Health Services
 Revenue - University of Pennsylvania
 Health Services Project,
 5.25%, Due 1/01/03                                     2,420,000      2,441,175
Philadelphia, Pennsylvania Municipal
 Authority Equipment Revenue,
 5.297%, Due 10/01/04                                   9,875,958     10,073,477
Pittsburgh, Pennsylvania Urban
 Redevelopment Authority Mortgage
 Revenue, 5.15%, Due 4/01/21                            3,400,000      3,417,000
Scranton, Lackawanna County, Pennsylvania
 Health and Welfare Authority Hospital
 Revenue - Moses Taylor Hospital Project:
 5.25%, Due 7/01/02                                     2,495,000      2,454,456
 5.45%, Due 7/01/03                                     1,350,000      1,314,563
                                                                     -----------
                                                                      27,818,111

Puerto Rico 0.3%
Commonwealth of Puerto Rico Tax-Exempt
 Lease Certificates, 5.35%, Due 7/15/04                 3,565,073      3,668,634

South Dakota 0.1%
Pennington County, South Dakota PCR
 Refunding - Black Hills Power and Light
 Company Project, 6.70%, Due 6/01/10                    1,000,000      1,036,730

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Tennessee 1.0%
Johnson City, Tennessee Health and
 Educational Facilities Board Hospital
 First Mortgage Revenue - Mountain States
 Project, 5.25%, Due 7/01/26 (Mandatory
 Put at $100 on 7/01/04)                            $ 11,000,000    $ 10,972,500
Tennessee Housing Development Agency -
 Homeownership Program Project,
 Zero %, Due 7/01/12                                   6,660,000       3,771,225
                                                                    ------------
                                                                      14,743,725

Texas 3.7%
Alliance Airport Authority, Inc. Special
 Facilities Revenue - American Airlines,
 Inc. Project, 7.50%, Due 12/01/29                    42,510,000      43,445,220
Falcons Lair, Texas Utility and Reclamation
 District COP, 6.25%, Due 10/15/02                     2,000,000       1,660,000
Houston, Texas Airport System Subordinated
 Lien Revenue, 6.75%, Due 7/01/08                      2,500,000       2,559,525
Jefferson County, Texas Health Facilities
 Development Corporation Hospital
 Revenue - Baptist Health Care System
 Project, 8.875%, Due 6/01/21                          2,905,000       2,897,737
North Central Texas Health Facility
 Development Corporation Revenue -
 Baylor Health Care System Project,
 6.20%, Due 5/15/04                                    4,315,000       4,474,612
                                                                    ------------
                                                                      55,037,094

Utah 0.6%
Eagle Mountain, Utah Special Improvement
 District Number 98-3 Special Assessment,
 5.50%, Due 12/15/08                                   3,816,000       3,792,150
Park City, Utah Redevelopment Agency Tax
 Increment Revenue Refunding:
 4.75%, Due 12/30/02, Series A                           185,000         185,000
 4.75%, Due 12/30/02, Series B                           450,000         450,000
 4.85%, Due 12/30/03, Series A                           195,000         195,000
 4.85%, Due 12/30/03, Series B                           475,000         475,000
 4.95%, Due 12/30/04, Series A                           205,000         205,000
 4.95%, Due 12/30/04, Series B                           500,000         500,000
 5.05%, Due 12/30/05, Series A                           215,000         215,000
 5.05%, Due 12/30/05, Series B                           525,000         525,000
Salt Lake City, Utah Redevelopment Agency
 Central Business District Neighborhood
 Redevelopment Tax Increment Revenue
 Refunding, 4.75%, Due 10/01/02                        2,850,000       2,892,750
                                                                    ------------
                                                                       9,434,900

Washington 0.8%
Grant County, Washington Public Utility
 District Number 2 Priest Rapids
 Hydroelectric Development Second Series
 Revenue Refunding, 5.00%, Due 1/01/04:
 Series A                                              1,920,000       1,975,200
 Series B                                              1,385,000       1,419,625
Grant County, Washington Public Utility
 District Number 2 Wanapum
 Hydroelectric Development Second Series
 Revenue Refunding, 5.00%, Due 1/01/04:
 Series A                                                975,000       1,003,031
 Series B                                              1,105,000       1,136,769
Seattle, Washington Municipal Light and
 Power RAN, 4.50%, Due 3/28/03                         4,000,000       4,050,000
Skagit and Whatcom Counties, Washington
 Public Hospital District Number 304
 Revenue Refunding - Affiliated Health
 Services Project, 4.90%, Due 12/01/02                 1,400,000       1,396,500
Skagit County, Washington Public Hospital
 District Number 1 Revenue Refunding -
 Affiliated Health Services Project,
 4.90%, Due 12/01/02                                   1,055,000       1,052,363
                                                                    ------------
                                                                      12,033,488

Wisconsin 0.3%
Appleton, Wisconsin Water Works Revenue
 BAN, 3.95%, Due 7/01/02                               2,000,000       2,001,880
Omro, Wisconsin Community Development
 Authority Revenue, 5.875%, Due 12/01/11                 275,000         286,000
Racine, Wisconsin BAN,
 5.00%, Due 12/01/02                                   2,000,000       2,014,760
                                                                    ------------
                                                                       4,302,640
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $333,286,135)                            331,678,881
--------------------------------------------------------------------------------
Variable Rate Put Bonds 11.8%
California 0.2%
Santa Rosa, California Housing Authority
 MFHR - Dutton Partners Project, 4.85%,
 Due 9/01/07 (Mandatory Put at $100
 on 9/01/02)                                           3,000,000       3,009,090

Colorado 0.2%
Colorado Health Facilities Authority
 Revenue EXTRAS - Baptist Home
 Association of the Rocky Mountains, Inc.
 Project, 5.75%, Due 8/15/27 (Putable at
 $100 and Rate Reset Effective 8/15/02)                3,000,000       2,895,000

Florida 0.0%
Florida Housing Finance Agency MFHR -
 Cypress Lake Apartments Project, 5.75%,
 Due 12/01/07 (Mandatory Put at $100
 on 12/01/02)                                            200,000         203,250

Georgia 0.2%
Decatur County, Georgia Bainbridge IDA
 IDR - John B. Sanfilippo & Son, Inc.
 Project, 5.375%, Due 6/01/17 (Mandatory
 Put at $100 on 6/01/02)                               2,800,000       2,801,960

Illinois 1.6%
Illinois Health Facilities Authority Revenue
 EXTRAS - Covenant Retirement
 Communities, Inc. Project, 5.25%, Due
 12/01/22 (Putable at $100 and Rate Reset
 Effective 12/01/02)                                   3,500,000       3,521,875
Robbins, Illinois Resource Recovery
 Revenue Refunding - Robbins Resource
 Recovery Partners, 4.90%, Due 10/15/17
 (Mandatory Put at $100 on 10/15/02)                  20,350,000      19,688,625
                                                                    ------------
                                                                      23,210,500

Indiana 1.6%
Indiana DFA PCR Refunding - Southern
 Indiana Gas and Electric Project:
 4.65%, Due 3/01/25 (Mandatory Put at
 $100 on 3/01/06)                                     12,380,000      12,364,525
 5.00%, Due 3/01/30 (Mandatory Put at
 $100 on 3/01/06)                                     11,300,000      11,300,000
                                                                    ------------
                                                                      23,664,525

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                  STRONG MUNICIPAL ADVANTAGE FUND (continued)


                                                       Shares or
                                                       Principal      Value
                                                        Amount       (Note 2)
-------------------------------------------------------------------------------


Massachusetts 0.1%
Northborough, Massachusetts Industrial
 Finance Authority Industrial Revenue -
 Newcorr Packaging, Ltd. Project,
 4.80%, Due 9/01/02                                  $  1,820,000   $  1,831,375

Michigan 0.2%
Michigan Hospital Finance Authority
 Revenue - Ascension Health Credit
 Project, 5.05%, Due 11/15/33 (Mandatory
 Put at $100 on 11/15/04)                               2,500,000      2,534,375

Nevada 1.1%
Humboldt County, Nevada PCR - Idaho
 Power Company Project,
 8.30%, Due 12/01/14                                    2,000,000      2,232,500
Washoe County, Nevada Water Facility
 Revenue Refunding - Sierra Pacific Power
 Company Project, 5.75%, Due 3/01/36
 (Mandatory Put at $100 on 5/01/03)                    14,000,000     14,000,000
                                                                    ------------
                                                                      16,232,500

New Hampshire 0.3%
New Hampshire Business Finance Authority
 PCR Refunding - United Illuminating
 Company Project, 4.55%, Due 7/01/27
 (Mandatory Put at $100 on 2/01/04)                     5,000,000      4,993,750

New Jersey 0.8%
New Jersey EDA Senior Mortgage Revenue
 Refunding EXTRAS - Arbor Glen of
 Bridgewater Project, 5.375%, Due 5/15/32
 (Putable at $100 and Rate Reset
 Effective 5/15/04)                                    12,500,000     12,000,000

New York 0.3%
Amherst, New York Industrial Development
 Agency Revenue - Asbury Pointe, Inc.
 Project, 5.25%, Due 2/01/35 (Mandatory
 Put at $100 on 2/01/04)                                5,000,000      4,831,250

Ohio 1.2%
Ohio Air Quality Development Authority
 Revenue Refunding - Ohio Edison
 Company Project, 4.85%, Due 2/01/15
 (Mandatory Put at $100 on 2/01/03)                    12,000,000     12,000,000
Ohio Water Development Authority PCR
 Facilities Refunding - Cleveland Electric
 Illuminating Company Project, 4.60%,
 Due 10/01/30 (Mandatory Put at $100
 on 10/01/03)                                           5,950,000      5,912,812
                                                                    ------------
                                                                      17,912,812

Pennsylvania 0.6%
Chester County, Pennsylvania Health and
 Education Facilities Authority Revenue -
 Barclay Friends Project, 4.60%, Due 8/01/25
 (Mandatory Put at $100 on 8/01/02)                     2,385,000      2,396,925
Montgomery County, Pennsylvania IDA
 First Mortgage Revenue Refunding
 EXTRAS - The Meadowood Corporation
 Project, 5.50%, Due 12/01/19 (Putable at
 $100 and Rate Reset Effective 12/01/02)                4,000,000      3,935,000
Philadelphia, Pennsylvania IDA Health Care
 Facilities Revenue EXTRAS - Pauls Run
 Project, 5.125%, Due 5/15/28 (Putable at
 $100 and Rate Reset Effective 5/15/03)                 2,000,000      1,940,000
                                                                    ------------
                                                                       8,271,925

South Carolina 0.2%
Charleston County, South Carolina First
 Mortgage Health Facilities Revenue - The
 Episcopal Church Home Project, 5.30%,
 Due 4/01/27 (Putable at $100 and Rate
 Reset Effective 10/01/02)                              3,000,000      2,962,500

Tennessee 0.2%
Shelby County, Tennessee Health,
 Educational and Housing Facilities Board
 Health Care Facilities Revenue EXTRAS -
 Kirby Pines Retirement Community
 Project, 5.50%, Due 11/15/27 (Putable at
 $100 and Rate Reset Effective 11/15/02)                2,450,000      2,419,375

Texas 2.2%
Abilene, Texas Health Facilities
 Development Corporation Retirement
 Facilities Revenue EXTRAS - Sears
 Methodist Retirement System Obligated
 Group Project, 5.25%, Due 11/15/28
 (Mandatory Put at $100 on 11/15/03)                    6,070,000      5,865,138
Brazos River Authority PCR Refunding -
 Texas Utilities Electric Company Project:
 4.95%, Due 10/01/30 (Mandatory Put at
 $100 on 4/01/04)                                       6,000,000      5,992,500
 5.00%, Due 4/01/33 (Mandatory Put at
 $100 on 4/01/03)                                      20,000,000     20,000,000
North Central Texas Health Facility
 Development Corporation Health Facility
 Development Revenue EXTRAS - C.C
 Young Memorial Home Project, 5.00%,
 Due 2/15/28 (Putable at $100 and Rate
 Reset Effective 2/15/03)                               1,575,000      1,545,469
                                                                    ------------
                                                                      33,403,107

Virginia 0.7%
Chesterfield County, Virginia IDA Revenue -
 Bon Secours Health Systems Project,
 5.70%, Due 11/15/30 (Mandatory Put at
 $100 on 11/15/03)                                      8,000,000      8,060,000
Rockingham County, Virginia IDA
 Residential Care Facility First Mortgage
 Revenue - Virginia Mennonite Retirement
 Community Project, 5.10%, Due 4/01/32
 (Putable at $100 and Rate Reset
 Effective 4/01/03)                                     3,250,000      3,172,812
                                                                    ------------
                                                                      11,232,812

Washington 0.1%
Chelan County, Washington Public Utility
 District Number 1 Consolidated
 Revenue - Chelan Hydro Project, 7.55%,
 Due 7/01/62 (Mandatory Put at $100
 on 7/01/02)                                            1,080,000      1,084,590
--------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $177,110,275)                    175,494,696
--------------------------------------------------------------------------------

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------

Short-Term Investments (a) 64.8%
Municipal Bonds 22.3%
Alabama 1.4%
West Jefferson, Alabama Amusement and
 Public Park Authority First Mortgage
 Revenue - VisionLand Alabama Project,
 6.00%, Due 2/01/20 (Mandatory Put at
 $100 on 2/01/02)                                      $32,045,000   $20,188,350

Arizona 0.2%
Maricopa County, Arizona IDA Hospital
 Facility Revenue Refunding - Samaritan
 Health Services Project,
 7.00%, Due 12/01/01                                     3,485,000     3,560,276

California 0.7%
Gardena, California TRAN, 5.30%,
 Due 8/21/01                                             4,150,000     4,162,201
Yuba, California Community College
 District TRAN, 5.25%, Due 11/30/01                      5,600,000     5,638,136
                                                                     -----------
                                                                       9,800,337

Colorado 0.1%
Chimney Rock, Colorado Metropolitan
 District GO, 9.00%, Due 4/01/18
 (Pre-Refunding at $100 on 10/01/01)                     1,213,462     1,241,493

Connecticut 0.0%
Norwich, Connecticut Tax-Exempt
 Equipment Lease, 6.35%, Due 8/01/01                       169,168       169,933

Florida 0.4%
Escambia County, Florida Housing
 Corporation Housing Revenue - Royal
 Arms Project, 7.00%, Due 7/01/17
 (Mandatory Put at $100 on 7/01/01)                      9,015,000     6,310,500

Idaho 0.5%
Boise, Idaho Housing Authority Revenue -
 Hobbler Place Project, 5.25%, Due 2/01/02               3,445,000     3,447,928
Caldwell, Idaho Irrigation Lateral District
 Refunding Revenue, 5.75%, Due 5/01/01                   2,700,000     2,700,000
Rupert, Idaho BAN, 5.75%, Due 11/30/01                   1,805,000     1,825,234
                                                                     -----------
                                                                       7,973,162

Illinois 4.1%
Alton, Illinois Hospital Facilities Revenue
 Refunding - St. Anthony's Health Center
 Project, 5.00%, Due 9/01/01                               850,000       851,734
Chicago, Illinois New Public Housing
 Authority, 3.25%, Due 6/01/01                             200,000       199,936
Chicago, Illinois O'Hare International
 Airport Special Facilities Revenue - United
 Airlines, Inc. Project (Pre-Refunding at
 $103 on 5/01/01):
 8.85%, Due 5/01/18, Series A                           22,345,000    23,015,350
 8.85%, Due 5/01/18, Series B                           24,990,000    25,739,700
 8.95%, Due 5/01/18                                      4,039,000     4,160,170
Lake, Cook, Kane & McHenry Counties,
 Illinois Community Unit School District
 Number 22 Tax Anticipation Warrants,
 4.72%, Due 12/20/01                                     3,700,000     3,735,150
Lake County, Illinois Community Unit
 School District Number 116 Round Lake
 Tax Anticipation Warrants,
 4.35%, Due 10/01/01                                     2,520,000     2,531,214
                                                                     -----------
                                                                      60,233,254

Kansas 0.1%
Leavenworth, Kansas Temporary Notes,
 5.375%, Due 3/01/02                                     1,695,000     1,697,526

Kentucky 0.2%
Kentucky EDFA Hospital System
 Refunding and Improvement Revenue -
 Appalachian Regional Healthcare, Inc.
 Project, 4.85%, Due 10/01/01                            2,195,000     2,174,213

Louisiana 3.6%
Louisiana Public Facilities Authority
 MFHR - Whitten Foundation Project:
 6.75%, Due 10/01/01                                    26,700,000    25,365,000
 7.00%, Due 8/01/01                                     11,665,000    11,081,750
 7.00%, Due 10/01/01                                    18,150,000    17,242,500
                                                                     -----------
                                                                      53,689,250

Massachusetts 0.4%
Clipper Caravel Tax-Exempt Certificates
 Trust Revenue, 3.75%, Due 10/08/01                      5,037,681     5,028,260
Commonwealth of Massachusetts
 Department of Revenue Tax-Exempt
 Master Equipment Lease,
 5.62%, Due 10/01/01                                       325,003       325,490
                                                                      ----------
                                                                       5,353,750

Michigan 0.1%
 Detroit, Michigan EDC Resource Recovery
 Revenue, 7.00%, Due 5/01/01                             2,160,000     2,160,000

Minnesota 0.1%
Minneapolis, Minnesota MFHR - East Bank
 Village Apartments Project, 5.00%,
 Due 7/01/43 (Mandatory Put at $100
 on 7/01/01)                                             1,750,000     1,751,855

Mississipppi 0.1%
Mississippi Higher Education Assistance
 Corporation Student Loan Revenue,
 Series B, 6.20%, Due 1/01/02                            1,200,000     1,217,916

Missouri 0.0%
Springfield, Missouri Land Clearance
 Redevelopment Authority Industrial
 Revenue - University Plaza Project,
 5.90%, Due 10/01/01                                       300,000       301,740

Nebraska 0.1%
American Public Energy Agency Gas Supply
 Revenue - Nebraska Public Gas Agency
 Project, 4.25%, Due 6/01/01                             1,500,000     1,500,450

Nevada 0.1%
Reno-Sparks, Nevada Convention and
 Visitors Authority Limited Obligation
 Refunding, 6.25%, Due 11/01/01                            795,000       803,554

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                  STRONG MUNICIPAL ADVANTAGE FUND (continued)


                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------

New Jersey 0.6%
East Orange, New Jersey TAN,
 5.95%, Due 8/14/01                                  $  4,250,000   $  4,269,635
Jersey City, New Jersey Municipal
 Utilities Authority Project Notes,
 5.65%, Due 7/27/01                                     4,000,000      4,014,440
South Amboy, New Jersey Housing
 Authority Housing Revenue - Shore Gate
 Village Grand Project, 6.00%, Due 7/01/01
 (Defaulted Effective 12/21/99)                         2,699,145      1,214,615
                                                                    ------------
                                                                       9,498,690

New York 3.4%
Buffalo, New York RAN, 5.25%, Due 5/31/01              16,000,000     16,003,200
New York COP, 4.50%, Due 2/01/02                        2,195,000      2,206,216
Niagara Falls, New York School District
 RAN, 5.375%, Due 10/16/01                             19,000,000     19,140,410
Schenectady, New York City School District
 BAN, 5.50%, Due 6/29/01                               13,250,000     13,274,778
                                                                    ------------
                                                                      50,624,604

North Carolina 0.3%
North Carolina Eastern Municipal Power
 Agency Power System Revenue
 Refunding, 5.00%, Due 1/01/02                          4,860,000      4,903,497

Ohio 2.1%
American Municipal Power-Ohio, Inc. BAN:
 Edgerton Village Project,
 4.75%, Due 12/14/01                                    2,000,000      2,013,560
 Monroeville Village Project,
 4.95%, Due 11/29/01                                    1,800,000      1,813,788
 St. Mary's City Project,
 5.00%, Due 10/12/01                                    2,700,000      2,715,741
 Woodsfield Village Project,
 4.00%, Due 2/08/02                                     1,000,000      1,001,670
East Muskingum, Ohio Water Authority
 Revenue BAN, 5.53%, Due 6/21/01                        4,990,000      5,000,579
Garfield Heights, Ohio BAN,
 5.25%, Due 10/18/01                                    6,000,000      6,039,900
Garfield Heights, Ohio City School District
 BAN, 4.45%, Due 9/04/01                               12,000,000     12,038,040
                                                                    ------------
                                                                      30,623,278

Pennsylvania 0.8%
Lehigh County, Pennsylvania General
 Purpose Authority Revenue - KidsPeace
 Obligated Group Project,
 5.50%, Due 11/01/01                                    2,125,000      2,121,919
McKean County, Pennsylvania TRAN,
 4.40%, Due 12/30/01                                    3,500,000      3,523,695
Norristown, Pennsylvania TRAN,
 4.75%, Due 12/28/01                                    1,750,000      1,765,050
Northumberland County, Pennsylvania
 TRAN, 4.85%, Due 12/31/01                              3,750,000      3,789,638
                                                                    ------------
                                                                      11,200,302

South Carolina 0.2%
South Carolina Jobs EDA EDR -
 Charleston Advanced Polymer Project,
 5.25%, Due 8/01/14 (Mandatory Put at
 $100 on 6/01/01)                                       2,700,000      2,700,459

Tennessee 0.5%
Knox County, Tennessee IDB IDR - Spartan
 Fund Systems, Inc. Project, 7.50%,
 Due 12/01/12 (Mandatory Put at $100
 on 12/01/01)                                           1,500,000      1,503,345
Maryville, Tennessee IDB IDR - Spartan
 Food Systems, Inc. Project, 7.50%, Due
 12/01/12 (Mandatory Put at $100
 on 12/01/01)                                           1,500,000      1,500,705
Tennessee Energy Acquisition Corporation
 Gas Revenue, 4.50%, Due 3/29/02                        5,000,000      5,012,400
                                                                    ------------
                                                                       8,016,450

Utah 0.2%
Eagle Mountain, Utah Gas and Electric
 Revenue BAN, 4.875%, Due 9/01/01                       2,830,000      2,846,159
Park City, Utah Redevelopment Agency Tax
 Increment Revenue Refunding,
 4.65%, Due 12/30/01:
 Series A                                                 180,000        180,060
 Series B                                                 430,000        430,142
                                                                    ------------
                                                                       3,456,361

Virginia 0.0%
Arlington County, Virginia County Board
 COP, 4.4584%, Due 6/30/01                                654,075        653,852

Wisconsin 1.4%
Dodgeville, Wisconsin School District
 TRAN, 4.78%, Due 9/26/01                               1,500,000      1,506,390
Elmbrook School District TRAN,
 5.25%, Due 8/21/01                                     7,000,000      7,039,970
Glenwood, Wisconsin School District
 TRAN, 4.85%, Due 10/01/01                              1,900,000      1,909,177
Hartford, Wisconsin Joint School District
 Number 1 TRAN, 4.85%, Due 10/30/01                     1,500,000      1,509,090
Lodi, Wisconsin School District TRAN,
 4.90%, Due 10/30/01                                    3,000,000      3,017,610
Loyal, Wisconsin School District TRAN,
 4.89%, Due 9/06/01                                     1,720,000      1,725,865
New London, Wisconsin School District
 TRAN, 5.00%, Due 9/28/01                               1,750,000      1,758,295
Palmyra and Eagle, Wisconsin School
 District TRAN, 4.88%, Due 10/10/01                     2,175,000      2,186,789
                                                                    ------------
                                                                      20,653,186

Wyoming 0.6%
Wyoming Community HDA Revenue,
 3.80%, Due 6/01/01                                     8,200,000      8,202,050
                                                                    ------------
Total Municipal Bonds                                                330,660,288

Variable Rate Put Bonds 15.4%
Alabama 0.1%
Selma, Alabama IDB PCR - International
 Paper Company Project, 5.50%, Due
 7/15/06 (Putable at $100 on 7/15/01)                   1,000,000      1,001,080

Arizona 1.4%
Pima County, Arizona IDA MFHR - Casa
 Loma Apartments Project, 6.20%, Due
 1/01/34 (Mandatory Put at $100
 on 1/01/02)                                           20,740,000     20,724,652

California 1.1%
Chula Vista, California IDR, 4.05%,
 Due 12/01/27 (Mandatory Put at $100
 on 2/15/02)                                           16,000,000     16,000,000

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------

Florida 0.5%
Escambia County, Florida Housing
 Corporation Housing Revenue -
 Wellington Arms Project, 7.375%, Due
 9/01/16 (Putable at $100 and Rate Reset
 Effective 7/01/01)                                  $ 10,555,000   $  6,860,750

Georgia 0.2%
Crisp County, Georgia Development
 Authority Solid Waste Disposal Revenue -
 International Paper Company Project,
 4.90%, Due 9/01/12 (Mandatory Put at
 $100 on 3/01/02)                                       3,000,000      3,000,000

Illinois 3.5%
Chicago, Illinois MFHR - Chicago Beach
 Apartments Project, 5.50%, Due 2/01/17
 (Mandatory Put at $100 on 2/01/02)                     2,725,000      2,733,311
Lakemoor, Illinois MFHR - Lakemoor
 Apartments Project, 5.35%, Due 6/01/11
 (Mandatory Put at $100 on 9/04/01)                    50,000,000     50,000,000
                                                                    ------------
                                                                      52,733,311

Indiana 1.4%
Anderson, Indiana MFHR - Cross Lakes
 Apartments Project, 6.55%, Due 7/01/33
 (Mandatory Put at $100 on 7/01/01)                     8,350,000      8,361,022
Indianapolis, Indiana MFHR - Covered
 Bridge Project, 5.35%, Due 4/01/30
 (Mandatory Put at $100 on 4/01/02)                     9,760,000      9,760,000
Warrick County, Indiana PCR - Southern
 Indiana Gas and Electric Project, 4.75%,
 Due 7/01/15 (Mandatory Put at $100
 on 7/01/01)                                            2,255,000      2,255,000
                                                                    ------------
                                                                      20,376,022

Maine 0.2%
Jay, Maine Solid Waste Disposal Revenue -
 International Paper Company Project,
 5.35%, Due 9/01/10 (Mandatory Put at
 $100 on 9/01/01)                                       3,575,000      3,581,006

Michigan 1.1%
Michigan Strategic Fund Limited Obligation
 Revenue Refunding - Detroit Edison
 Company Project:
 4.70%, Due 9/01/29 (Mandatory Put at
 $100 on 9/01/01)                                      15,000,000     15,044,700
 4.73%, Due 9/01/29 (Mandatory Put at
 $100 on 9/01/01)                                       2,000,000      2,009,760
                                                                    ------------
                                                                      17,054,460

Mississippi 0.2%
Jones County, Mississippi Solid Waste
 Disposal Revenue - International Paper
 Company Project, 5.35%, Due 9/01/10
 (Mandatory Put at $100 on 9/01/01)                     2,900,000      2,904,872

New Hampshire 0.7%
New Hampshire Business Finance Authority
 PCR Refunding - United Illuminating
 Company Project, 4.35%, Due 7/01/27
 (Mandatory Put at $100 on 2/01/02)                    10,000,000      9,987,500

New York 0.1%
Corinth, New York Industrial Development
 Agency Solid Waste Disposal Revenue -
 International Paper Company Project,
 4.90%, Due 9/01/12 (Mandatory Put at
 $100 on 3/01/02)                                       1,800,000      1,800,000

Ohio 1.2%
Ohio Water Development Authority
 Facilities PCR Refunding - Ohio Edison
 Company Project, 4.25%, Due 6/01/33
 (Mandatory Put at $100 on 6/01/01)                    18,000,000     17,987,040

Pennsylvania 1.8%
Clinton County, Pennsylvania IDA Solid
 Waste Disposal Revenue - International
 Paper Company Project, 4.73%, Due
 9/01/22 (Mandatory Put at $100
 on 1/15/02)                                           26,500,000     26,498,145

Texas 1.9%
Brazos River Authority Collateralized PCR
 Refunding - Texas Utilities Electric
 Company Project, 5.50%, Due 6/01/30
 (Mandatory Put at $100 on 6/19/01)                    13,245,000     13,277,848
Ivy Walk Apartments Trust
 Pass-Thru Certificates, 5.20%, Due 3/01/07
 (Mandatory Put at $100 on 3/01/02)                     6,590,000      6,590,000
Tarrant County, Texas HFC MFHR -
 Windrush Project, 6.50%, Due 10/01/34
 (Mandatory Put at $100 on 10/01/01)                    3,780,000      3,781,096
Texarkana, Texas HFC MFHR - Tanglewood
 Terrace Apartments Project, 6.50%, Due
 6/01/29 (Mandatory Put at $100 on 6/01/01)             4,215,000      4,004,250
                                                                    ------------
                                                                      27,653,194
                                                                    ------------
Total Variable Rate Put Bonds                                        228,162,032

Annual Variable Rate Put Bonds 1.0% (d)
Alabama 0.2%
Selma, Alabama IDB Solid Waste Disposal
 Revenue - International Paper Company
 Project, 5.35%, Due 9/01/01                            2,900,000      2,904,872

Florida 0.6%
Miami Beach, Florida Health Facilities
 Authority Hospital Revenue - Mount
 Sinai Medical Center Project, 10.94%,
 Due 8/15/01                                            9,500,000      9,500,000

Ohio 0.1%
 Sharonville, Ohio IDR - Ralston Purina
 Company Project, 5.25%, Due 12/01/01                   1,000,000      1,000,000

Oregon 0.1%
Port of Portland, Oregon Terminal Facilities
 Revenue - Union Pacific Railroad
 Company Project, 5.30%, Due 12/01/01                   2,045,000      2,045,000
                                                                    ------------
Total Annual Variable Rate Put Bonds                                  15,449,872

Semi-Annual Variable Rate Put Bonds 1.3% (d)
Alabama 0.3%
Mobile, Alabama IDB PCR Refunding -
 International Paper Company Project,
 5.20%, Due 6/01/01                                     5,100,000      5,103,111

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                  STRONG MUNICIPAL ADVANTAGE FUND (continued)


                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
California 0.1%
Huntington Park, California Redevelopment
 Agency IDR - Huntington Park Project,
 5.00%, Due 8/01/01                                    $ 1,160,000   $ 1,160,000

Kentucky 0.7%
Morgantown, Kentucky IDR - Flex
 Sumitomo Electric Wiring System,
 5.10%, Due 10/01/01                                    10,000,000    10,000,000

South Dakota 0.2%
Aberdeen, South Dakota EDR, 4.87%,
 Due 5/01/01                                             2,725,000     2,725,000
                                                                     -----------
Total Semi-Annual Variable Rate Put Bonds                             18,988,111

Monthly Variable Rate Put Bonds 5.3% (d)
California 0.4%
California Statewide Communities
 Development Authority COP -
 Retirement Housing Foundation
 Project, 7.99%, Due 6/05/01                             6,550,000     6,550,000

Florida 0.5%
Brevard County, Florida Health Facilities
 Authority Revenue Refunding -
 Retirement Housing Foundation Project,
 7.99%, Due 6/05/01                                      2,600,000     2,600,000
Volusia County, Florida IDA Revenue
 Refunding, 8.49%, Due 6/05/01                           5,350,000     5,350,000
                                                                     -----------
                                                                       7,950,000

Louisiana 0.7%
Calcasieu Parish, Louisiana Memorial
 Hospital Service District Hospital
 Revenue - Lake Charles Memorial
 Hospital Project, 4.50%, Due 6/06/01                   10,685,000    10,685,000

Massachusetts 0.7%
Massachusetts Industrial Finance Agency
Industrial Revenue - New England Milling
 Company Project, 4.01%, Due 6/01/01                    10,000,000    10,000,000

Missouri 0.3%
Desloge, Missouri IDA IDR Refunding -
 National Healthcorp Project,
 5.00%, Due 6/01/01                                      1,735,000     1,735,000
Dunklin County, Missouri IDA IDR
 Refunding - National Healthcorp
 Project, 5.00% , Due 6/01/01                            2,205,000     2,205,000
                                                                     -----------
                                                                       3,940,000

New Mexico 0.8%
New Mexico Hospital Equipment Loan
 Council Hospital Revenue - Presbyterian
 Health Care Services Project,
 5.69%, Due 6/07/01                                     12,000,000    12,000,000

New York 1.4%
New York Dormitory Authority Revenue -
 Mount Sinai and NYU Hospitals Project,
 5.60%, Due 5/28/01                                     20,700,000    20,700,000

South Dakota 0.5%
Sioux Falls, South Dakota EDR Refunding -
 City Centre Hotel Corporation Project,
 6.40%, Due 6/01/01                                      7,460,700     7,460,700
                                                                     -----------
Total Monthly Variable Rate Put Bonds                                 79,285,700

Weekly Variable Rate Put Bonds 11.1% (d)
Alabama 0.3%
Grove Hill, Alabama IDB IDR - Hamilton
 Woods Veneer Project, 5.35%, Due 5/08/01                4,550,000     4,550,000

California 0.7%
California Statewide Communities
 Development Authority MFHR
 Refunding - Poinsettia Apartments
 Project, 5.55%, Due 5/08/01                            10,000,000    10,000,000

Colorado 2.1%
Arapahoe County, Colorado IDR - Denver
 JetCenter, Inc. Project, 5.40%, Due 5/08/01             1,600,000     1,600,000
Denver, Colorado City and County MFHR
 Refunding - The Seasons Apartments
 Project, 5.84%, Due 5/08/01                            28,250,000    29,132,813
                                                                     -----------
                                                                      30,732,813

Georgia 0.7%
Jefferson, Georgia Development Authority
 IDR - Sumitomo Plastics America, Inc.
 Project, 6.30%, Due 5/08/01                             5,000,000     5,000,000
Rockdale County, Georgia Development
 Authority IDR - Takabashi Works UAA,
 Inc. Project, 5.95%, Due 5/08/01                        6,200,000     6,200,000
                                                                     -----------
                                                                      11,200,000

Illinois 0.6%
Illinois DFA IDR - Miyano Machy USA, Inc.
 Project, 6.00%, Due 5/08/01                             7,250,000     7,250,000
Salem, Illinois IDR - Americana Building
 Products Project, 5.55%, Due 5/08/01                    2,135,000     2,135,000
                                                                     -----------
                                                                       9,385,000

Kansas 0.3%
Kansas City, Kansas Private Activity Revenue
 Refunding - Inland Container Corporation
 Project, 5.42%, Due 5/08/01                             5,200,000     5,200,000

Kentucky 0.5%
Hopkinsville, Kentucky IDR - Douglas
 Autotech Corporation Project,
 6.20%, Due 5/08/01                                      6,900,000     6,900,000

Louisiana 0.1%
Louisiana Local Government Environmental
 Facilities & Community Development
 Authority Revenue - Cospolich, Inc.
 Project, 5.35%, Due 5/08/01                             2,000,000     2,000,000

Minnesota 0.8%
Edina, Minnesota MFMR Refunding -
 Vernon Terrace Project, 4.95%, Due 5/08/01              6,105,000     6,105,000
North Suburban Hospital District CDR
 Refunding - Excel Realty Partners Project,
 5.90%, Due 5/08/01                                      5,400,000     5,400,000
                                                                     -----------
                                                                      11,505,000

---------------------------------------------------------------------------------------------
                  STRONG MUNICIPAL ADVANTAGE FUND (continued)


                                                                   Shares or
                                                                   Principal         Value
                                                                    Amount          (Note 2)
---------------------------------------------------------------------------------------------
Missouri 0.7%
Jefferson County, Missouri IDA Industrial
 Revenue Refunding - Festus Manor
 Nursing Home Project, 5.35%, Due 5/08/01                         $1,420,000      $ 1,420,000
St. Louis County, Missouri IDA Revenue -
 Allied Ring Project, 5.75%, Due 5/08/01                           3,775,000        3,775,000
St. Louis, Missouri Planned Industrial
 Expansion Authority IDR - Italgrani USA,
 Inc. Project, 4.35%, Due 5/08/01                                  2,100,000        2,100,000
St. Louis, Missouri Port Authority IDR
 Refunding - Italgrani USA, Inc. Project,
 5.25%, Due 5/08/01                                                2,600,000        2,600,000
                                                                               --------------
                                                                                    9,895,000
North Carolina 0.3%
Mecklenburg County, North Carolina
 Industrial Facilities and PCFA Industrial
 Revenue - Okaya Shinnichi Corporation
 of America Project, 6.25%, Due 5/08/01                            3,290,000        3,290,000
New Hanover County, North Carolina
 Industrial Facilities Revenue - Wilmington
 Machinery, Inc. Project, 4.70%, Due 5/08/01                         795,000          795,000
                                                                               --------------
                                                                                    4,085,000

Pennsylvania 0.2%
Elk County, Pennsylvania IDA Flexible Mode
 IDR Refunding - Stackpole Corporation
 Project, 4.00%, Due 5/08/01                                       2,750,000        2,750,000

South Carolina 0.9%
South Carolina Jobs EDA EDR:
 F&S Realty LLC Project, 5.45%, Due 5/08/01                        8,000,000        8,000,000
 Para-Chem Southern, Inc. Project,
 5.45%, Due 5/08/01                                                5,000,000        5,000,000
                                                                               --------------
                                                                                   13,000,000
Tennessee 1.0%
Dickson, Tennessee Health, Educational &
 Housing Facilities Board MFHR -
 Autumn Park Apartments Project,
 5.35%, Due 5/08/01                                                5,000,000        5,000,000
Hamilton County, Tennessee IDB MFHR -
 The Waterford Place Apartments Project,
 5.69%, Due 5/08/01                                                9,600,000        9,600,000
                                                                               --------------
                                                                                   14,600,000

Texas 1.2%
Angelina and Neches River Authority
 Refunding - Temple-Inland Forest
 Products Corporation Project,
 5.42%, Due 5/08/01                                                7,350,000        7,350,000
Harris County, Texas HFC MFHR -
 Torrey Chase Apartments Project,
 5.29%, Due 5/08/01                                                5,420,000        5,420,000
Waller County, Texas IDC IDR - McKesson
 Water Products Projects,
 5.35%, Due 5/08/01                                                6,000,000        6,000,000
                                                                               --------------
                                                                                   18,770,000
Virginia 0.2%
Virginia Small Business Financing Authority
 IDR - International Parkway Association
 Project, 5.45%, Due 5/08/01                                       2,570,000        2,570,000

Washington 0.3%
Lummi Nation, Washington Revenue -
 Life Assisted Living Project,
 5.25%, Due 5/08/01                                                1,655,000        1,655,000
Yakima, Washington Housing Authority
 Revenue - Klickitat Valley Hospital
 Project, 5.25%, Due 5/08/01                                       3,215,000        3,215,000
                                                                               --------------
                                                                                    4,870,000

Wisconsin 0.2%
Delafield, Wisconsin Community
 Development Authority Revenue -
 University Lake School Project,
 4.20%, Due 5/08/01                                                  775,000          775,000
Menomonee Falls, Wisconsin IDR - Butler
 Paper Company Project,
 6.20%, Due 5/08/01                                                2,000,000        2,000,000
                                                                               --------------
                                                                                    2,775,000
                                                                               --------------
Total Weekly Variable Rate Put Bonds                                              164,787,813

Daily Variable Rate Put Bonds 3.5% (d)
California
California PCFA PCR, 5.25%, Due 5/01/01                           53,010,000       53,010,000

Taxable Variable Rate Put Bonds 1.8%
California 0.7%
California Statewide Communities
 Development Authority COP - Retirement
 Housing Foundation Project, 12.59%, Due
 12/01/28 (Putable at $100 on 5/02/01)                            10,000,000       10,000,000

New York 1.1%
New York Dormitory Authority Revenue -
 Mount Sinai and NYU Hospitals Project,
 6.75%, Due 7/01/26 (Putable at $100 on
 5/23/01):
 Series C                                                          8,500,000        8,498,385
 Series D                                                          8,000,000        7,998,480
                                                                               --------------
                                                                                   16,496,865
                                                                               --------------
Total Taxable Variable Rate Put Bonds                                              26,496,865

Municipal Commercial Paper 0.7%
California
San Diego, California IDR - San Diego Gas &
 Electric Company Project,
 3.75%, Due 6/14/01                                               10,200,000       10,139,225

Municipal Money Market Funds 2.4%
Multiple States
Strong Municipal Money Market Fund (g)                            35,400,000       35,400,000
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $982,972,693)                                  962,379,906
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,493,369,103) 99.0%                     1,469,553,483
Other Assets and Liabilities, Net 1.0%                                             14,756,597
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                              $1,484,310,080
=============================================================================================



SWAPS
--------------------------------------------------------------------------------
Open Interest Rate Swap contracts at April 30, 2001 consisted of the following:
--------------------------------------------------------------------------------
                           Notional    Interest        Index         Unrealized
   Issuer                   Amount       Sold          Bought       Depreciation
--------------------------------------------------------------------------------
Goldman Sachs            $100,000,000   4.64%      TBMA Municipal    $1,907,800
 Capital Markets, L.P.                             Average Swap
 (Expires 7/14/02)                                    Index

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           STRONG HERITAGE MONEY FUND


                                                                                Principal    Yield to    Maturity     Amortized
                                                                                  Amount     Maturity    Date (d)    Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 89.8%
AES Hawaii, Inc.                                                               $ 3,040,000     4.43%      5/24/01     $ 3,031,396
                                                                                19,060,000     4.67       6/28/01      18,916,727
AES Shady Point, Inc.                                                           14,980,000     5.26       5/15/01      14,949,358
Abbey National North America Corporation                                        12,000,000     4.55       7/11/01      11,892,317
                                                                                 5,800,000     4.90       8/06/01       5,723,440
Alliance & Leicester PLC (b)                                                     4,900,000     4.71       6/15/01       4,871,151
                                                                                12,300,000     4.95       6/04/01      12,242,497
Alpine Securitization Corporation (b)                                           10,000,000     4.24       7/19/01       9,906,956
                                                                                 7,000,000     4.50       5/11/01       6,991,250
                                                                                 4,185,000     4.55       5/07/01       4,181,826
American Honda Finance Corporation                                               9,000,000     4.25       7/09/01       8,926,688
                                                                                10,000,000     4.93       6/06/01       9,950,700
Amstel Funding Corporation (b)                                                   3,000,000     4.65       6/27/01       2,977,913
                                                                                 2,000,000     4.80       6/15/01       1,988,000
                                                                                 6,207,000     5.00       5/08/01       6,200,965
                                                                                10,000,000     5.27       5/04/01       9,995,608
Atlantis One Funding Corporation                                                 3,603,000     4.25       7/19/01       3,569,397
                                                                                 7,054,000     5.26       5/09/01       7,045,755
Banco Bradesco SA                                                                1,500,000     5.37       6/18/01       1,489,260
Bank of Nova Scotia                                                             10,000,000     4.69       7/18/01       9,898,275
                                                                                16,900,000     5.01       5/02/01      16,897,648
Banque Nationale de Paris Canada                                                 5,500,000     6.12       6/15/01       5,457,925
                                                                                 5,211,000     6.41       5/16/01       5,197,082
Barton Capital Corporation (b)                                                   3,500,000     4.86       5/29/01       3,486,770
                                                                                25,000,000     4.88       5/25/01      24,918,667
Bavaria TRR Corporation (b)                                                     10,000,000     4.52       5/10/01       9,988,700
Bavaria Universal Funding Corporation (b)                                        5,000,000     4.68       7/12/01       4,953,200
                                                                                10,814,000     4.80       5/14/01      10,795,271
Beta Finance, Inc. (b)                                                           7,000,000     4.96       6/01/01       6,970,102
Blue Ridge Asset Funding Corporation (b)                                         5,000,000     4.46       5/17/01       4,990,089
                                                                                 6,290,000     4.99       5/04/01       6,287,387
Brazos River/Brazoria County, Texas Harbor Navigational District Revenue         3,000,000     4.37       6/21/01       3,000,000
British Aerospace North America, Inc. (b)                                        3,882,000     6.12       6/14/01       3,852,963
British Transco Capital, Inc. (b)                                               10,000,000     4.58       7/13/01       9,907,128
CC, Inc. (b)                                                                     2,000,000     4.36       6/11/01       1,990,069
                                                                                20,000,000     4.70       7/18/01      19,796,333
                                                                                 1,500,000     5.27       5/16/01       1,496,706
CXC, Inc. (b)                                                                    4,250,000     4.80       6/05/01       4,230,167
                                                                                19,000,000     4.91       6/08/01      18,901,527
California PCFA Environmental Improvement Revenue                               21,000,000     4.67       8/13/01      21,000,000
Centric Capital Corporation (b)                                                  6,550,000     4.80       8/28/01       6,446,073
                                                                                 3,000,000     4.97       5/31/01       2,987,575
                                                                                 6,000,000     6.15       6/15/01       5,953,875
Certain Funding Corporation (b)                                                  3,500,000     4.50       5/21/01       3,491,250
Chevron UK Investment PLC                                                       11,000,000     4.63       7/13/01      10,896,725
Compass Securitization LLC (b)                                                   7,251,000     4.50       5/09/01       7,243,749
                                                                                 2,385,000     4.84       6/11/01       2,371,853
Cooperative Association Tractor Dealers, Inc.:
   Series A                                                                      3,450,000     6.06       6/20/01       3,420,963
   Series B                                                                      4,000,000     5.27       5/01/01       4,000,000
                                                                                 3,000,000     6.15       6/15/01       2,976,938
                                                                                 6,000,000     6.42       5/21/01       5,978,600
Credit Suisse First Boston International Guernsey, Ltd. (b)                     20,000,000     5.10       7/23/01      19,764,833
Delaware Funding Corporation (b)                                                 4,229,000     4.90       5/02/01       4,228,424
Den Danske Corporation                                                          20,000,000     6.10       6/15/01      19,847,500
Den Norske Bank                                                                 20,000,000     4.22       7/23/01      19,805,411
                                                                                 5,000,000     5.24       5/10/01       4,993,450
Deutsche Bank Financial, Inc.                                                    2,000,000     4.60       8/02/01       1,976,233
                                                                                 8,500,000     4.87       7/02/01       8,428,709
Edison Asset Securitization LLC (b)                                              8,725,000     4.82       6/01/01       8,688,786
                                                                                14,800,000     4.86       5/30/01      14,742,058
Enterprise Funding Corporation (b)                                               9,000,000     4.75       6/05/01       8,958,438
                                                                                 3,087,000     4.92       5/24/01       3,077,297

--------------------------------------------------------------------------------
                     STRONG HERITAGE MONEY FUND (continued)


                                                           Principal    Yield to    Maturity      Amortized
                                                             Amount     Maturity    Date (d)    Cost (Note 2)
-------------------------------------------------------------------------------------------------------------
Equilon Enterprises LLC                                    $5,000,000     4.35%      6/11/01      $4,975,229
                                                            9,300,000     4.80       6/08/01       9,252,880
Erasmus Capital Corporation (b)                            10,000,000     4.91       6/08/01       9,948,172
Eureka Securitization, Inc. (b)                             3,000,000     4.80       6/04/01       2,986,400
                                                            9,474,000     4.88       5/22/01       9,447,031
Fidex PLC (b)                                               9,658,000     4.33       7/18/01       9,567,392
                                                           10,000,000     4.74       7/17/01       9,898,617
Firstar Corporation (b)                                    12,000,000     4.90       7/13/01      11,880,767
Formosa Plastics Corporation USA                            4,750,000     4.81       6/12/01       4,723,345
                                                            8,900,000     4.83       7/31/01       8,791,338
                                                           10,060,000     4.88       6/28/01       9,980,906
                                                            4,000,000     5.17       6/29/01       3,966,108
                                                           14,000,000     5.25       5/18/01      13,965,292
Forrestal Funding Master Trust (b)                          7,894,000     4.81       6/04/01       7,858,139
                                                            3,362,000     4.81       6/08/01       3,344,930
                                                            4,700,000     5.39       5/04/01       4,697,889
Fortis Funding LLC (b)                                     10,000,000     4.22       7/23/01       9,902,706
                                                            5,000,000     4.30       6/25/01       4,967,153
Fountain Square Commercial Corporation (b)                  3,100,000     4.25       7/23/01       3,069,624
                                                            2,230,000     4.32       7/19/01       2,208,860
                                                            5,000,000     4.48      10/03/01       4,903,556
                                                            4,600,000     4.70       5/01/01       4,600,000
                                                            2,251,000     4.75       7/02/01       2,232,586
                                                            2,000,000     4.97       6/01/01       1,991,441
                                                            3,968,000     5.28       5/17/01       3,958,688
                                                            1,067,000     6.20       6/18/01       1,058,179
GOVCO, Inc. (b)                                             4,530,000     4.28       7/03/01       4,496,070
                                                            2,000,000     4.86       5/22/01       1,994,330
Galaxy Funding, Inc. (b)                                    6,400,000     4.21       8/30/01       6,309,438
                                                           10,000,000     4.27       8/08/01       9,882,575
General Electric Capital Corporation                        6,500,000     5.03       7/20/01       6,427,344
                                                            1,000,000     5.17       6/06/01         994,830
General Motors Acceptance Corporation                       9,400,000     4.96       6/12/01       9,345,605
                                                            2,600,000     5.24       5/14/01       2,595,080
Goldman Sachs Group LP                                      7,000,000     4.42      11/09/01       6,834,987
                                                            1,200,000     4.50       5/16/01       1,197,750
Great Lakes Funding Capital Corporation (b)                10,200,000     4.40       6/11/01      10,148,887
                                                            4,914,000     4.48       5/31/01       4,895,654
                                                            5,000,000     4.50       5/25/01       4,985,000
                                                            5,568,000     4.95       5/22/01       5,551,922
                                                            3,700,000     5.05       5/04/01       3,698,443
Greenwich Funding Corporation (b)                          11,900,000     4.93       6/07/01      11,839,703
Greyhawk Funding LLC (b)                                   10,000,000     4.25       9/14/01       9,839,444
                                                            5,400,000     4.28       7/13/01       5,353,134
                                                            3,000,000     5.00       5/04/01       2,998,750
Gulf Coast Waste Disposal Authority PCR                     8,000,000     4.76       7/11/01       8,000,000
Halifax PLC                                                17,000,000     4.62       7/19/01      16,827,648
                                                           11,000,000     5.25       5/02/01      10,998,396
Harley Davidson Dealer Funding Corporation (b)              3,400,000     4.49       5/29/01       3,388,126
                                                            1,900,000     4.87       5/04/01       1,899,229
                                                            5,250,000     4.97       6/06/01       5,223,908
Henkel Corporation (b)                                      3,800,000     4.16       8/10/01       3,755,650
                                                            2,000,000     4.87       6/04/01       1,990,801
                                                           10,000,000     5.11       5/03/01       9,997,161
ING America Insurance Holdings, Inc.                       13,700,000     4.20       7/20/01      13,572,133
K2 USA LLC (b)                                             15,520,000     4.68       7/20/01      15,358,592
                                                            4,480,000     4.79       8/28/01       4,409,065
KFW International Finance, Inc.                             3,500,000     4.70       6/27/01       3,473,954
                                                              500,000     4.82       8/08/01         493,373
KZH-KMS Corporation (b)                                     2,800,000     5.00       6/15/01       2,782,500
Kittyhawk Funding Corporation (b)                           1,272,000     4.53       5/17/01       1,269,439
                                                            2,949,000     4.53       5/18/01       2,942,692
                                                           10,500,000     5.07       8/15/01      10,343,312

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                    STRONG HERITAGE MONEY FUND (continued)

                                                           Principal    Yield to    Maturity      Amortized
                                                             Amount     Maturity    Date (d)    Cost (Note 2)
-------------------------------------------------------------------------------------------------------------
Knight-Ridder, Inc. (b)                                  $ 7,486,000      4.25%      7/26/01     $ 7,409,996
                                                           4,478,000      4.25       7/27/01       4,432,007
                                                           7,200,000      4.25       7/30/01       7,123,500
                                                           4,000,000      4.95       5/07/01       3,996,700
Leland Stanford Junior University                          4,000,000      4.84       5/18/01       3,990,858
                                                           5,250,000      4.84       5/22/01       5,235,178
                                                           4,000,000      6.12       6/15/01       3,969,400
Liberty Street Funding Corporation (b)                     7,000,000      4.37       6/18/01       6,959,213
                                                           5,000,000      4.91       5/29/01       4,980,906
                                                          10,000,000      5.00       5/18/01       9,976,389
Links Finance LLC (b)                                      6,650,000      4.70       7/20/01       6,580,544
                                                          10,890,000      4.72       8/15/01      10,738,612
                                                           5,000,000      4.82       7/10/01       4,953,139
                                                           2,350,000      4.97       5/25/01       2,342,214
Lloyds Bank PLC                                           10,000,000      4.60       7/16/01       9,902,889
Long Island College Hospital                              12,000,000      5.50       5/08/01      11,987,167
MGIC Investment Corporation                                9,000,000      4.89       8/08/01       8,878,972
Market Street Funding Corporation (b)                     20,000,000      4.44       5/23/01      19,945,733
Marmon Holdings, Inc. (b)                                  3,000,000      4.37       6/11/01       2,985,069
                                                           5,000,000      4.50       5/22/01       4,986,875
                                                          15,000,000      4.96       5/24/01      14,952,467
Marshall & Ilsley Corporation                             13,900,000      4.40       6/06/01      13,838,840
                                                          15,000,000      6.06       6/22/01      14,868,700
Merrill Lynch & Company, Inc.                             10,000,000      4.80       6/07/01       9,950,667
Monsanto Company (b)                                       5,000,000      4.55      10/12/01       4,896,361
                                                           3,700,000      5.02       8/15/01       3,645,310
                                                           3,000,000      5.05       7/18/01       2,967,175
                                                           6,000,000      5.13       6/22/01       5,955,540
                                                           1,000,000      5.16       6/20/01         992,833
JP Morgan Chase & Company IAM                              5,000,000      4.50       5/03/01       4,998,750
Morgan Stanley, Dean Witter & Company                     10,000,000      4.50       9/19/01       9,823,750
Moriarty, Ltd./Moriarty LLC (b)                            3,808,000      4.75       6/20/01       3,782,877
                                                          12,800,000      5.01       8/20/01      12,602,272
Nationwide Building Society                                6,400,000      4.58       7/19/01       6,335,676
                                                           6,000,000      5.17       6/25/01       5,952,608
Nordea North America, Inc.                                10,322,000      4.62       8/16/01      10,180,262
                                                          10,000,000      4.90       5/29/01       9,961,928
North Coast Funding LLC (b)                               10,000,000      4.25       7/06/01       9,922,083
                                                           2,000,000      5.00       5/08/01       1,998,056
                                                          10,000,000      5.02       5/03/01       9,997,211
Ohio Solid Waste Revenue                                   3,000,000      4.92       5/18/01       3,000,000
Oklahoma Industrial Finance Authority                      6,440,000      5.62       5/01/01       6,440,000
Old Line Funding Corporation (b)                           5,674,000      4.35       6/08/01       5,647,947
                                                          10,576,000      4.91       5/18/01      10,551,478
                                                           8,000,000      4.98       5/11/01       7,988,933
Parthenon Receivables Funding LLC (b)                      4,876,000      4.68       7/10/01       4,831,628
                                                           2,557,000      4.68       7/12/01       2,533,066
                                                           1,700,000      4.83       6/14/01       1,689,964
                                                           5,067,000      5.27       5/09/01       5,061,066
                                                           2,080,000      6.00       5/25/01       2,071,680
                                                           3,517,000      6.35       5/30/01       3,499,010
Peacock Funding Corporation (b)                            4,392,000      4.48       5/16/01       4,383,802
                                                           4,000,000      4.74       6/25/01       3,971,033
                                                           8,317,000      4.93       5/11/01       8,305,610
Pennine Funding LLC (b)                                    5,000,000      4.63       7/17/01       4,950,485
                                                           6,250,000      4.65       8/01/01       6,175,729
                                                           5,000,000      4.80       8/28/01       4,920,667
Repeat Offering Securitisation Entity, Inc. (b)           10,000,000      4.22       7/30/01       9,894,500
Rio Tinto, Ltd. (b)                                        7,260,000      4.23       7/27/01       7,185,785
                                                           3,345,000      4.27       7/25/01       3,311,276
                                                          16,145,000      5.24       5/17/01      16,107,400
Scaldis Capital, Ltd./Scaldis Capital LLC (b)              3,100,000      4.55      10/05/01       3,038,487
                                                           7,000,000      4.82       6/12/01       6,960,637
                                                           8,000,000      5.10       7/16/01       7,913,867

34

                                                                                Principal     Yield to     Maturity      Amortized
                                                                                  Amount      Maturity     Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
E. W. Scripps Company (b)                                                      $ 5,000,000       4.23%       7/19/01 $    4,953,588
                                                                                 4,000,000       4.80        6/22/01      3,972,267
Sigma Finance, Inc. (b)                                                          6,850,000       4.58        7/27/01      6,774,182
                                                                                 4,300,000       4.85        7/09/01      4,260,028
                                                                                 4,000,000       4.85        7/19/01      3,957,428
                                                                                 3,250,000       5.28        5/11/01      3,245,233
Societe Generale North America, Inc.                                            15,000,000       4.55        7/10/01     14,867,292
Society Of New York Hospital Fund, Inc.                                          8,000,000       4.77        6/11/01      7,956,540
Spintab-Swedmortgage AB                                                          9,000,000       4.83        6/08/01      8,954,115
Stellar Funding Group, Inc. (b)                                                  2,378,000       4.20       10/02/01      2,335,275
                                                                                 7,000,000       4.28        7/24/01      6,930,093
                                                                                 3,364,000       4.30        7/17/01      3,333,061
                                                                                 1,000,000       4.70        7/05/01        991,514
                                                                                 6,000,000       5.26        5/31/01      5,973,700
Sunflowers Funding Corporation (b)                                              10,000,000       4.49        5/16/01      9,981,292
                                                                                 8,000,000       4.76        6/19/01      7,948,169
Svenska Handelsbank, Inc.                                                        8,000,000       4.97        5/07/01      7,993,373
Swedbank Foreningssparbanken AB                                                  6,000,000       4.63        7/20/01      5,938,267
Sweetwater Capital Corporation (b)                                               2,492,000       4.69        7/05/01      2,470,897
                                                                                 3,000,000       4.98        5/31/01      2,987,550
                                                                                 1,459,000       5.00        6/04/01      1,452,110
                                                                                 5,276,000       5.26        5/15/01      5,265,208
                                                                                 6,270,000       5.26        5/21/01      6,251,678
                                                                                 1,227,000       5.27        5/17/01      1,224,126
Swiss RE Financial Products Corporation (b)                                      8,777,000       4.75        6/20/01      8,719,096
                                                                                15,400,000       4.89        6/08/01     15,320,588
Toronto Dominion Holdings, Inc.                                                 20,000,000       4.85        7/12/01     19,806,000
Total Fina Elf SA (b)                                                            2,835,000       4.93        5/09/01      2,831,894
                                                                                 8,500,000       4.93        6/06/01      8,458,095
Toyota Credit Puerto Rico Corporation                                           16,000,000       4.72        6/22/01     15,890,887
Triple-A-One Funding Corporation (b)                                             6,500,000       4.53        5/14/01      6,489,367
                                                                                 6,992,000       4.69        5/10/01      6,983,807
                                                                                 4,848,000       4.79        6/08/01      4,823,488
                                                                                 4,325,000       5.00        5/01/01      4,325,000
                                                                                 1,000,000       5.00        5/07/01        999,167
Tulip Funding Corporation (b)                                                   10,000,000       4.28        7/20/01      9,904,889
                                                                                 4,000,000       5.05        5/10/01      3,994,950
UBN, Inc.                                                                        3,500,000       5.00        5/23/01      3,489,305
                                                                                10,000,000       5.07        5/01/01     10,000,000
UBS Finance, Inc.                                                                2,837,000       4.52        5/11/01      2,833,438
                                                                                 1,600,000       4.60        8/08/01      1,579,760
                                                                                 1,600,000       4.80        8/15/01      1,577,387
                                                                                 8,000,000       4.92        6/05/01      7,961,733
                                                                                 3,500,000       5.05        8/02/01      3,454,340
US Bancorp (b)                                                                  10,000,000       4.28        7/25/01      9,898,944
USAA Capital Corporation                                                         8,700,000       4.45        5/11/01      8,689,246
Variable Funding Capital Corporation (b)                                         8,000,000       5.03        5/09/01      7,991,058
Verizon Global Funding Corporation (b)                                           3,650,000       4.82        6/01/01      3,634,850
Verizon Network Funding Corporation                                             15,000,000       5.23        5/04/01     14,993,463
                                                                                 5,150,000       5.30        5/01/01      5,150,000
Waterfront Funding Corporation (b)                                              13,000,000       5.00        5/21/01     12,963,889
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue (b)      8,550,000       4.37        6/19/01      8,550,000
Westpac Capital Corporation                                                     10,000,000       4.15        8/22/01      9,869,736
                                                                                10,000,000       4.20        8/21/01      9,869,333
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue              7,000,000       4.92        5/18/01      7,000,000
Windmill Funding Corporation (b)                                                 3,000,000       4.78        6/15/01      2,982,075
                                                                                15,780,000       4.89        5/21/01     15,737,131
Yorkshire Building Society                                                      13,500,000       4.30        7/17/01     13,375,837
                                                                                 5,500,000       4.62        7/06/01      5,453,415
                                                                                10,000,000       4.80        6/05/01      9,953,333
ZCM Matched Funding Corporation (b)                                              5,000,000       4.46        5/15/01      4,991,328
-----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                                1,759,434,698
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              35

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG HERITAGE MONEY FUND (continued)

                                                                               Principal      Yield to   Maturity      Amortized
                                                                                 Amount       Maturity   Date (d)    Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 5.0%
Alabama Incentives Financing Authority Special Obligation                      $ 4,900,000     4.55%     5/03/01   $    4,900,000
Atlantic American Corporation                                                   12,500,000     4.55      5/02/01       12,500,000
Aurora, Kane & DuPage Counties, Illinois IDR                                     2,900,000     4.65      5/03/01        2,900,000
Botsford General Hospital Revenue                                                4,320,000     4.60      5/01/01        4,320,000
Headquarters Partnership, Ltd. Industrial Development                            3,000,000     4.60      5/03/01        3,000,000
Kings Glen Apartments LLC                                                        3,264,000     4.60      5/03/01        3,264,000
Mississippi Business Finance Corporation IDR - Benchcraft Project                3,050,000     4.55      5/02/01        3,050,000
Mississippi Business Finance Corporation IDR - GE Plastics Project               2,500,000     5.06      5/01/01        2,500,000
Moondance Enterprises LP                                                         7,000,000     4.75      5/03/01        7,000,000
New Jersey EDA EDR - MSNBC/CNBC                                                  6,900,000     5.06      5/01/01        6,900,000
Pointe Chase Apartments LLC                                                      5,425,000     4.60      5/03/01        5,425,000
R.M. Greene, Inc.                                                                5,000,000     4.60      5/03/01        5,000,000
Radiation Oncology Partners LLP                                                  2,535,000     4.60      5/03/01        2,535,000
Sussex, Wisconsin IDR - Rotating Equipment Project                               1,900,000     4.70      5/02/01        1,900,000
T3 Holdings, Inc. (b)                                                            7,000,000     4.55      5/02/01        7,000,000
Thayer Properties LLC                                                            2,960,000     4.60      5/03/01        2,960,000
Tifton Mall, Inc.                                                                4,505,000     4.60      5/03/01        4,505,000
Todd Shopping Center LLC                                                         9,300,000     4.55      5/02/01        9,300,000
WLB LLC                                                                         10,000,000     4.50      5/03/01       10,000,000
---------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                  98,959,000
---------------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 5.9%
Federal Home Loan Bank Bonds, 6.60%, Due 11/14/01                               30,000,000     6.61     11/14/01       29,998,381
Federal Home Loan Mortgage Corporation Medium-Term Notes:
 4.30%, Due 2/20/02                                                              8,600,000     4.30      2/20/02        8,296,969
 5.40%, Due 1/18/02                                                             20,000,000     5.40      1/18/02       20,000,000
Federal National Mortgage Association Medium-Term Notes:
 5.34% Due 1/16/02                                                              42,000,000     5.34      1/16/02       41,992,542
 6.24%, Due 12/20/01                                                            14,650,000     6.24     12/20/01       14,646,624
---------------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                        114,934,516
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.0%
State Street Bank (Dated 4/30/01), 4.25%, Due 5/01/01
 (Repurchased proceeds $98,312); Collateralized by: United States
 Government & Agency Issues                                                         98,300     4.25      5/01/01           98,300
---------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                                98,300
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.7%                                                                              1,973,426,514
Other Assets and Liabilities, Net (0.7%)                                                                              (14,471,620)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                  $1,958,954,894
=================================================================================================================================


                          STRONG INVESTORS MONEY FUND

                                                                               Principal      Yield to   Maturity      Amortized
                                                                                 Amount       Maturity   Date (d)    Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Certificates Of Deposit 0.3%
Parthenon Receivables Funding LLC (b)                                          $2,407,000      4.70%     7/16/01       $2,383,117
----------------------------------------------------------------------------------------------------------------------------------
Total Certificates Of Deposit                                                                                           2,383,117
----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 89.5%
AES Hawaii, Inc.                                                                3,000,000      4.43      5/24/01        2,991,509
                                                                                6,100,000      4.67      6/28/01        6,054,127
AES Shady Point, Inc.                                                           2,000,000      4.74      6/12/01        1,988,940
                                                                                3,000,000      4.94      6/08/01        2,984,357
Abbey National North America Corporation                                        4,500,000      4.55      7/11/01        4,459,619
                                                                                  900,000      4.68      9/06/01          885,024
                                                                                4,000,000      4.84      8/06/01        3,947,836
                                                                                2,000,000      5.00      8/01/01        1,974,444
Alliance & Leicester PLC (b)                                                    7,500,000      4.95      6/04/01        7,464,938
Alpine Securitization Corporation (b)                                           7,900,000      4.24      7/19/01        7,826,431

                                                                               Principal     Yield to   Maturity       Amortized
                                                                                 Amount      Maturity   Date (d)     Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
American Honda Finance Corporation                                             $3,100,000      4.92%     6/06/01       $3,084,748
Amstel Funding Corporation (b)                                                  2,400,000      4.80      6/15/01        2,385,600
                                                                                3,000,000      5.00      5/08/01        2,997,083
                                                                                6,000,000      5.27      5/04/01        5,997,365
Atlantis One Funding Corporation                                                5,000,000      4.60      9/14/01        4,913,111
Banque Nationale de Paris Canada                                                2,000,000      6.12      6/15/01        1,984,700
Barton Capital Corporation (b)                                                  6,250,000      4.86      5/29/01        6,226,375
Bavaria TRR Corporation (b)                                                     1,600,000      4.52      5/10/01        1,598,192
Bavaria Universal Funding Corporation (b)                                       1,500,000      4.68      7/10/01        1,486,350
                                                                                5,000,000      4.68      7/12/01        4,953,200
Beta Finance, Inc. (b)                                                          3,000,000      4.96      6/01/01        2,987,187
Blue Ridge Asset Funding Corporation (b)                                        3,277,000      4.46      5/17/01        3,270,504
                                                                                5,835,000      4.99      5/04/01        5,832,574
Brazos River/Brazoria County, Texas Harbor Navigational District Revenue        3,500,000      4.37      6/21/01        3,500,000
British Aerospace North America, Inc. (b)                                       2,300,000      6.12      6/14/01        2,282,796
British Transco Capital, Inc. (b)                                               3,000,000      4.58      7/13/01        2,972,138
CBA Finance, Inc.                                                               3,000,000      4.20      8/09/01        2,965,000
CC, Inc. (b)                                                                    4,900,000      4.70      7/18/01        4,850,102
CXC, Inc. (b)                                                                   2,500,000      4.80      6/01/01        2,489,667
                                                                                2,700,000      4.80      6/05/01        2,687,400
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue                      7,000,000      4.97      6/12/01        7,000,000
California PCFA Environmental Improvement Revenue                               6,000,000      4.67      8/13/01        6,000,000
Centric Capital Corporation (b)                                                 1,000,000      4.80      8/28/01          984,133
                                                                                1,200,000      4.97      5/31/01        1,195,030
                                                                                1,600,000      5.27      5/17/01        1,596,252
                                                                                2,800,000      6.15      6/13/01        2,779,432
                                                                                1,500,000      6.15      6/18/01        1,487,700
Chevron UK Investment PLC                                                       4,000,000      4.63      7/13/01        3,962,446
Compass Securitization LLC (b)                                                  1,623,000      4.35      6/29/01        1,611,429
                                                                                2,670,000      4.83      6/08/01        2,656,387
                                                                                2,000,000      4.84      6/11/01        1,988,976
Computer Sciences Corporation (b)                                               3,482,000      4.50      5/31/01        3,468,943
Cooperative Association Tractor Dealers, Inc.:
   Series A                                                                     1,000,000      6.06      6/20/01          991,583
   Series B                                                                     1,500,000      5.17      6/20/01        1,489,229
                                                                                1,650,000      6.15      6/06/01        1,639,853
                                                                                3,000,000      6.42      5/21/01        2,989,300
Credit Suisse First Boston International Guernsey, Ltd. (b)                     7,000,000      5.10      7/23/01        6,917,692
Delaware Funding Corporation (b)                                                3,600,000      4.90      5/02/01        3,599,510
Den Danske Corporation                                                          5,000,000      6.10      6/15/01        4,961,875
Den Norske Bank                                                                 6,000,000      4.20      7/23/01        5,941,900
Deutsche Bank Financial, Inc.                                                   7,987,000      4.87      7/02/01        7,920,011
                                                                                3,000,000      4.95      6/05/01        2,985,563
Edison Asset Securitization LLC (b)                                             2,200,000      4.86      5/30/01        2,191,387
Enterprise Funding Corporation (b)                                              3,062,000      4.95      5/24/01        3,052,316
Equilon Enterprises LLC                                                         3,600,000      4.35      6/11/01        3,582,165
                                                                                5,000,000      4.79      6/08/01        4,974,719
Erasmus Capital Corporation (b)                                                 7,500,000      4.91      6/08/01        7,461,129
Eureka Securitization, Inc. (b)                                                 7,200,000      4.90      5/30/01        7,171,580
Fidex PLC (b)                                                                   3,979,000      4.29      7/27/01        3,937,748
                                                                                4,863,000      4.74      7/17/01        4,813,697
Firstar Corporation (b)                                                         6,000,000      4.90      7/13/01        5,940,383
Ford Motor Credit Company Puerto Rico, Inc.                                     2,600,000      4.98      5/03/01        2,599,281
Formosa Plastics Corporation USA                                                5,000,000      4.83      7/31/01        4,938,954
                                                                                3,350,000      4.84      6/12/01        3,331,103
                                                                                7,400,000      4.87      6/28/01        7,341,965
                                                                                3,000,000      5.25      5/18/01        2,992,563
Forrestal Funding Master Trust (b)                                              3,300,000      4.81      6/04/01        3,285,009
                                                                                3,000,000      5.39      5/04/01        2,998,653
Fortis Funding LLC (b)                                                          5,000,000      4.22      7/23/01        4,951,353
                                                                                5,000,000      4.30      6/25/01        4,967,153
Fountain Square Commercial Corporation (b)                                      1,548,000      4.20     10/12/01        1,518,382
                                                                                2,000,000      4.75      7/02/01        1,983,639
                                                                                2,263,000      4.97      6/01/01        2,253,315

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG INVESTORS MONEY FUND (continued)

                                                           Principal      Yield to      Maturity        Amortized
                                                             Amount       Maturity      Date (d)       Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------
GOVCO, Inc. (b)                                           $ 2,000,000       4.86%        5/22/01        $1,994,330
Galaxy Funding, Inc. (b)                                    3,600,000       4.21         8/30/01         3,549,059
                                                            5,000,000       4.27         8/08/01         4,941,288
General Motors Acceptance Corporation                       6,000,000       5.24         5/14/01         5,988,647
Goldman Sachs Group LP                                        700,000       4.42        11/09/01           683,499
                                                           10,000,000       4.50         5/16/01         9,981,250
Great Lakes Funding Capital Corporation (b)                 5,500,000       4.40         6/11/01         5,472,439
                                                            1,300,000       5.05         5/04/01         1,299,453
Greyhawk Funding LLC (b)                                    9,100,000       4.23         9/14/01         8,954,669
                                                            2,500,000       5.00         5/04/01         2,498,958
Gulf Coast IDA Environmental Facilities Revenue             2,000,000       4.36         6/21/01         2,000,000
Gulf Coast Waste Disposal Authority PCR                     3,020,000       4.76         7/11/01         3,020,000
Halifax PLC                                                 8,000,000       4.62         7/19/01         7,918,893
                                                            3,000,000       5.25         5/02/01         2,999,563
Harley Davidson Dealer Funding Corporation (b)              3,100,000       4.97         5/17/01         3,093,152
                                                            3,250,000       4.97         6/05/01         3,234,296
Henkel Corporation (b)                                      2,200,000       4.16         8/10/01         2,174,324
                                                            3,000,000       5.11         5/03/01         2,999,148
K2 USA LLC (b)                                              7,000,000       4.68         7/20/01         6,927,200
                                                            4,000,000       5.24         5/02/01         3,999,418
Knight-Ridder, Inc.                                         5,000,000       4.25         7/27/01         4,948,646
                                                            1,730,000       4.95         5/07/01         1,728,573
Leland Stanford Junior University                           3,250,000       4.84         5/18/01         3,242,572
                                                            4,000,000       4.84         5/22/01         3,988,707
                                                            2,000,000       6.12         6/15/01         1,984,700
Lexington Parker Capital Company (b)                        3,800,000       4.88         7/24/01         3,756,731
Liberty Street Funding Corporation (b)                      3,000,000       4.37         6/18/01         2,982,520
                                                            3,044,000       4.91         5/29/01         3,032,375
Links Finance LLC (b)                                       2,900,000       4.65         8/15/01         2,860,294
                                                            2,000,000       4.82         7/10/01         1,981,256
                                                            2,150,000       4.97         5/25/01         2,142,876
Lloyds Bank PLC                                             5,000,000       4.60         7/16/01         4,951,444
Long Island College Hospital                                3,000,000       5.50         5/08/01         2,996,792
MGIC Investment Corporation                                 5,000,000       4.89         8/08/01         4,932,763
Market Street Funding Corporation (b)                      10,000,000       4.44         5/23/01         9,972,867
Marmon Holdings, Inc. (b)                                   3,000,000       4.37         6/11/01         2,985,069
                                                            5,000,000       4.96         5/24/01         4,984,156
Marshall & Ilsley Corporation                               2,300,000       4.40         6/06/01         2,289,880
                                                            5,000,000       6.06         6/22/01         4,956,233
Merrill Lynch & Company, Inc.                               2,725,000       4.80         6/07/01         2,711,557
Monsanto Company (b)                                        1,461,000       5.02         8/09/01         1,440,627
                                                            4,000,000       5.13         6/22/01         3,970,360
Moriarty, Ltd./Moriarty LLC (b)                             3,000,000       4.75         6/20/01         2,980,208
                                                            3,192,000       5.01         8/20/01         3,142,692
Nordea North America, Inc.                                  3,000,000       4.89         5/29/01         2,988,590
North Coast Funding LLC (b)                                 3,000,000       4.30         7/06/01         2,976,350
                                                            5,500,000       4.63         5/08/01         5,495,051
Ohio Solid Waste Revenue                                    2,000,000       4.92         5/18/01         2,000,000
Oklahoma Industrial Finance Authority                       5,335,000       5.62         5/01/01         5,335,000
Old Line Funding Corporation (b)                            2,350,000       4.91         5/18/01         2,344,551
Parthenon Receivables Funding LLC (b)                       7,682,000       4.44         7/25/01         7,601,468
Peacock Funding Corporation (b)                             5,300,000       4.74         6/25/01         5,261,619
                                                            1,553,000       4.75         6/08/01         1,545,213
                                                            2,000,000       4.93         5/11/01         1,997,261
Pennine Funding LLC (b)                                     2,400,000       4.63         7/17/01         2,376,233
                                                              500,000       4.65         8/01/01           494,058
                                                            5,000,000       4.80         8/28/01         4,920,667
Repeat Offering Securitisation Entity, Inc. (b)             3,600,000       4.22         7/30/01         3,562,020
Rio Tinto, Ltd. (b)                                         5,000,000       4.23         7/27/01         4,948,887
Scaldis Capital, Ltd./Scaldis Capital LLC (b)               3,900,000       4.55         9/24/01         3,828,034
                                                            1,527,000       4.82         6/12/01         1,518,413
                                                            3,900,000       5.10         7/16/01         3,858,010
                                                            2,000,000       5.35         6/08/01         1,988,705

                                                                               Principal     Yield to   Maturity       Amortized
                                                                                 Amount      Maturity   Date (d)     Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Sigma Finance, Inc. (b)                                                      $ 4,000,000       4.58%     7/27/01     $  3,955,727
                                                                               4,000,000       4.73      6/22/01        3,972,671
Societe Generale North America, Inc.                                           7,000,000       4.55      7/10/01        6,938,069
Society Of New York Hospital Fund, Inc.                                        4,000,000       4.77      6/11/01        3,978,270
Spintab-Swedmortgage AB                                                        5,600,000       4.83      6/08/01        5,571,449
Stellar Funding Group, Inc. (b)                                                5,708,000       4.28      7/24/01        5,650,996
                                                                               4,000,000       5.26      5/31/01        3,982,467
Sunflowers Funding Corporation (b)                                             7,000,000       4.49      5/16/01        6,986,904
                                                                               3,364,000       4.76      6/19/01        3,342,205
Svenska Handelsbank, Inc.                                                      5,000,000       4.97      5/07/01        4,995,858
Swedbank Foreningssparbanken AB                                                4,400,000       4.63      7/20/01        4,354,729
Sweetwater Capital Corporation (b)                                             5,000,000       4.69      7/05/01        4,957,660
                                                                               2,930,000       4.98      5/31/01        2,917,840
                                                                               1,500,000       5.26      5/15/01        1,496,932
Swiss RE Financial Products Corporation (b)                                    3,000,000       4.75      6/20/01        2,980,208
                                                                               4,878,000       4.89      6/08/01        4,852,817
Toronto Dominion Holdings, Inc.                                               10,000,000       4.85      7/12/01        9,903,000
Toyota Credit Puerto Rico Corporation                                         10,502,000       4.44      6/22/01       10,434,596
Triple-A-One Funding Corporation (b)                                           2,520,000       5.00      5/07/01        2,517,900
Tulip Funding Corporation (b)                                                  5,800,000       4.99      5/14/01        5,789,549
                                                                               3,514,000       5.05      5/10/01        3,509,563
                                                                               2,137,000       5.16      6/20/01        2,121,685
UBN, Inc.                                                                      3,300,000       4.87      5/23/01        3,290,179
                                                                               5,000,000       5.07      5/01/01        5,000,000
UBS Finance, Inc.                                                              3,900,000       4.60      8/02/01        3,853,655
US Bancorp (b)                                                                 2,000,000       4.28      7/25/01        1,979,789
USAA Capital Corporation                                                       3,500,000       4.45      5/11/01        3,495,673
Variable Funding Capital Corporation (b)                                       2,300,000       5.03      5/09/01        2,297,429
Verizon Network Funding Corporation                                            3,200,000       5.23      5/04/01        3,198,605
                                                                               4,000,000       5.30      5/01/01        4,000,000
Waterfront Funding Corporation (b)                                             8,120,000       4.96      5/21/01        8,097,606
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue (b)    4,400,000       4.37      6/19/01        4,400,000
Westpac Capital Corporation                                                    1,000,000       4.15      8/22/01          986,973
                                                                              10,000,000       4.20      8/21/01        9,869,333
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue            5,900,000       4.92      5/18/01        5,900,000
Windmill Funding Corporation (b)                                               4,120,000       4.89      5/21/01        4,108,807
Yorkshire Building Society                                                       100,000       4.30      7/17/01           99,080
                                                                               4,000,000       4.62      7/06/01        3,966,120
ZCM Matched Funding Corporation (b)                                            3,700,000       4.46      5/15/01        3,693,582
---------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                                677,676,595
---------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 4.5%
Alabama Incentives Financing Authority Special Obligation                      4,900,000       4.55      5/03/01        4,900,000
Botsford General Hospital Revenue                                              1,965,000       4.60      5/01/01        1,965,000
Concrete Company                                                               1,170,000       4.60      5/03/01        1,170,000
Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC                2,000,000       4.60      5/03/01        2,000,000
Headquarters Partnership, Ltd. Industrial Development                          2,575,000       4.60      5/03/01        2,575,000
Kings Glen Apartments LLC                                                      1,230,000       4.60      5/03/01        1,230,000
Mississippi Business Finance Corporation IDR - Benchcraft Project              2,150,000       4.55      5/02/01        2,150,000
Moondance Enterprises LP                                                       2,450,000       4.75      5/03/01        2,450,000
Pointe Chase Apartments LLC                                                    2,470,000       4.60      5/03/01        2,470,000
Radiation Oncology Partners LLP                                                  830,000       4.60      5/03/01          830,000
T3 Holdings, Inc. (b)                                                          3,000,000       4.55      5/02/01        3,000,000
Thayer Properties LLC                                                          3,990,000       4.60      5/03/01        3,990,000
Todd Shopping Center LLC                                                       1,500,000       4.55      5/02/01        1,500,000
Virginia Health Services, Inc.                                                 3,600,000       4.55      5/02/01        3,600,000
---------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                  33,830,000
---------------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 6.6%
Federal Home Loan Bank Bonds, 6.60%, Due 11/14/01                             13,000,000       6.61     11/14/01       12,999,298
Federal Home Loan Mortgage Corporation Medium-Term Notes:
 4.30%, Due 2/20/02                                                            9,337,000       4.30      2/20/02        9,008,000
 5.40%, Due 1/18/02                                                            7,000,000       5.40      1/18/02        7,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG INVESTORS MONEY FUND (continued)

                                                                                  Principal      Yield to    Maturity    Amortized
                                                                                    Amount       Maturity    Date (d)  Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association Medium-Term Notes:
 5.34%, Due 1/16/02                                                               $16,000,000      5.34%      1/16/02  $ 15,997,033
 6.24%, Due 12/20/01                                                                5,000,000      6.24      12/20/01     4,998,848
------------------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                           50,003,179
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.0%
State Street Bank (Dated 4/30/01), 4.25%, Due 5/01/01
 (Repurchased proceeds $134,816);
 Collateralized by: United States Government & Agency Issues                          134,800      4.25       5/01/01       134,800
------------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                                 134,800
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.9%                                                                                  764,027,691
Other Assets and Liabilities, Net (0.9%)                                                                                 (6,781,751)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                      $757,245,940
====================================================================================================================================



                            STRONG MONEY MARKET FUND

                                                                                  Principal      Yield to   Maturity     Amortized
                                                                                    Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 90.3%
AES Hawaii, Inc.                                                                $ 5,000,000        4.43%     5/24/01    $ 4,985,849
                                                                                  4,000,000        4.63      6/28/01      3,970,162
                                                                                  9,800,000        4.70      6/27/01      9,727,072
AES Shady Point, Inc.                                                            18,000,000        4.74      6/12/01     17,900,460
                                                                                 12,000,000        4.94      6/08/01     11,937,427
Abbey National North America Corporation                                         16,000,000        4.55      7/11/01     15,856,422
                                                                                  2,800,000        4.68      9/06/01      2,753,408
                                                                                  2,000,000        5.00      8/01/01      1,974,444
Alliance & Leicester PLC (b)                                                      9,100,000        4.71      6/15/01      9,046,424
                                                                                 16,200,000        4.95      6/04/01     16,124,344
Alpine Securitization Corporation (b)                                            17,100,000        4.24      7/19/01     16,940,738
                                                                                  1,700,000        4.55      5/07/01      1,698,711
American Honda Finance Corporation                                               16,900,000        4.92      6/06/01     16,816,783
Amstel Funding Corporation (b)                                                    3,393,000        4.65      6/27/01      3,368,019
                                                                                 14,000,000        5.27      5/04/01     13,993,852
Atlantis One Funding Corporation                                                  3,000,000        4.25      7/19/01      2,972,021
                                                                                  6,246,000        4.60      9/14/01      6,137,458
Bank of Nova Scotia                                                               5,000,000        4.69      7/18/01      4,949,138
Banque Nationale de Paris Canada                                                  2,500,000        6.12      6/15/01      2,480,875
                                                                                 15,000,000        6.41      5/16/01     14,959,938
Barton Capital Corporation (b)                                                   15,250,000        4.86      5/29/01     15,192,355
Bavaria TRR Corporation (b)                                                      13,400,000        4.52      5/10/01     13,384,858
Bavaria Universal Funding Corporation (b)                                         8,800,000        4.68      7/10/01      8,719,920
                                                                                  5,000,000        4.68      7/12/01      4,953,200
                                                                                  5,000,000        5.02      5/14/01      4,990,936
Beta Finance, Inc. (b)                                                            2,500,000        4.25      7/16/01      2,477,569
                                                                                 11,500,000        4.96      6/01/01     11,450,882
Blue Ridge Asset Funding Corporation (b)                                         27,848,000        4.98      5/16/01     27,790,242
                                                                                  1,750,000        4.96      5/04/01      1,749,277
Brazos River/Brazoria County, Texas Harbor Navigational District Revenue          8,500,000        4.37      6/21/01      8,500,000
British Aerospace North America, Inc. (b)                                         8,150,000        6.12      6/14/01      8,089,038
British Transco Capital, Inc. (b)                                                12,000,000        4.58      7/13/01     11,888,553
CBA Finance, Inc.                                                                 5,000,000        4.20      8/09/01      4,941,667
CC, Inc. (b)                                                                      3,000,000        4.24      7/16/01      2,973,147
                                                                                  6,210,000        4.70      7/18/01      6,146,762
                                                                                  2,500,000        5.27      5/16/01      2,494,510
CXC, Inc. (b)                                                                     2,500,000        4.80      6/01/01      2,489,667
                                                                                  2,200,000        4.80      6/05/01      2,189,733
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue                       10,000,000        4.97      6/12/01     10,000,000
California PCFA Environmental Improvement Revenue                                21,000,000        4.67      8/13/01     21,000,000

------------------------------------------------------------------------------------------------------------------
                                       STRONG MONEY MARKET FUND (continued)
------------------------------------------------------------------------------------------------------------------
                                                        Principal         Yield to     Maturity        Amortized
                                                          Amount          Maturity     Date (d)      Cost (Note 2)
------------------------------------------------------------------------------------------------------------------
Centric Capital Corporation (b)                        $10,000,000           4.80%     8/28/01         $ 9,841,333
                                                         2,130,000           5.27      5/17/01           2,125,011
                                                         2,800,000           6.15      6/13/01           2,779,432
                                                         3,300,000           6.15      6/18/01           3,272,940
                                                         2,100,000           6.17      5/30/01           2,089,562
Chevron UK Investment PLC                               15,000,000           4.63      7/13/01          14,859,171
Compass Securitization LLC (b)                           4,865,000           4.27      7/25/01           4,815,951
                                                         7,955,000           5.25      5/14/01           7,939,919
Computer Sciences Corporation (b)                       22,700,000           5.03      5/10/01          22,671,455
Cooperative Association Tractor Dealers, Inc.:
  Series A                                              10,100,000           5.25      5/03/01          10,097,054
                                                         5,650,000           6.06      6/20/01           5,602,446
  Series B                                               2,200,000           6.15      6/15/01           2,183,088
                                                         3,600,000           6.42      5/21/01           3,587,160
Credit Suisse First Boston
 International Guernsey, Ltd. (b)                       23,000,000           5.10      7/23/01          22,729,558
Delaware Funding Corporation (b)                         4,000,000           4.90      5/02/01           3,999,456
                                                         6,660,000           5.00      5/08/01           6,653,525
Den Danske Corporation                                  25,000,000           6.10      6/15/01          24,809,375
Den Norske Bank                                         19,000,000           4.21      7/23/01          18,815,602
Deutsche Bank Financial, Inc.                           10,000,000           4.87      7/02/01           9,916,128
                                                         4,013,000           5.02      8/01/01           3,961,518
Edison Asset Securitization LLC (b)                      6,275,000           4.82      6/01/01           6,248,955
                                                        18,000,000           4.86      5/30/01          17,929,530
Enterprise Funding Corporation (b)                       4,000,000           4.75      6/05/01           3,981,528
                                                        15,696,000           4.93      6/08/01          15,614,320
Equilon Enterprises LLC                                  5,000,000           4.35      6/11/01           4,975,229
                                                        12,325,000           4.80      6/08/01          12,262,591
Erasmus Capital Corporation (b)                         32,000,000           4.91      6/08/01          31,834,151
Eureka Securitization, Inc. (b)                          4,000,000           4.80      6/04/01           3,981,867
                                                         2,800,000           4.90      5/30/01           2,788,948
Fidex PLC (b)                                           10,000,000           4.33      7/18/01           9,906,183
                                                         8,000,000           4.74      7/17/01           7,918,893
                                                         3,500,000           5.04      5/22/01           3,489,710
Firstar Corporation (b)                                  7,000,000           4.90      7/13/01           6,930,447
Ford Motor Credit Company Puerto Rico, Inc.             13,100,000           4.51      5/15/01          13,077,024
                                                         9,450,000           4.98      5/03/01           9,447,386
Formosa Plastics Corporation USA                         6,100,000           4.79      6/04/01           6,072,404
                                                         6,400,000           4.83      6/12/01           6,363,973
                                                         5,000,000           4.83      7/31/01           4,938,954
                                                         4,400,000           4.88      6/28/01           4,365,406
                                                         8,000,000           5.25      5/18/01           7,980,167
Forrestal Funding Master Trust (b)                       7,000,000           4.81      6/08/01           6,964,459
                                                        20,000,000           5.39      5/04/01          19,991,017
Fortis Funding LLC (b)                                   5,000,000           4.22      7/23/01           4,951,353
                                                        10,000,000           4.30      6/25/01           9,934,306
                                                        10,000,000           4.93      6/04/01           9,953,439
Fountain Square Commercial Corporation (b)               5,121,000           4.48     10/03/01           5,022,222
                                                         4,865,000           4.65      7/31/01           4,807,816
                                                         1,572,000           4.80      6/19/01           1,561,730
                                                         7,455,000           5.00      5/29/01           7,426,008
Galaxy Funding, Inc. (b)                                20,000,000           4.21      8/30/01          19,716,994
                                                         5,000,000           4.27      8/08/01           4,941,288
General Motors Acceptance Corporation                    6,600,000           4.96      6/12/01           6,561,808
                                                        12,900,000           5.24      5/14/01          12,875,590
Goldman Sachs Group LP                                  17,100,000           4.42     11/09/01          16,696,896
                                                        14,000,000           4.50      5/16/01          13,973,750
Great Lakes Funding Capital Corporation (b)              3,586,000           4.40      6/11/01           3,568,030
                                                         5,000,000           4.48      5/31/01           4,981,333
                                                         2,217,000           4.50      5/25/01           2,210,349
                                                         3,015,000           5.05      5/04/01           3,013,731
Greyhawk Funding LLC (b)                                15,000,000           4.25      9/14/01          14,759,167
                                                         5,000,000           4.28      7/13/01           4,956,606
Gulf Coast IDA Environmental Facilities Revenue          3,000,000           4.36      6/21/01           3,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                      April 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------------------
                                       STRONG MONEY MARKET FUND (continued)
------------------------------------------------------------------------------------------------------------------
                                                        Principal         Yield to     Maturity        Amortized
                                                          Amount          Maturity     Date (d)      Cost (Note 2)
------------------------------------------------------------------------------------------------------------------
Gulf Coast Waste Disposal Authority PCR                $ 9,000,000           4.76%     7/11/01        $ 9,000,000
Halifax PLC                                              7,000,000           4.62      7/19/01          6,929,032
                                                        25,000,000           5.25      5/02/01         24,996,354
Harley Davidson Dealer Funding Corporation (b)           3,348,000           4.82      5/31/01          3,334,552
                                                         4,000,000           4.97      6/05/01          3,980,672
Henkel Corporation (b)                                   6,000,000           4.16      8/10/01          5,929,973
                                                         8,000,000           5.11      5/03/01          7,997,729
K2 USA LLC (b)                                          10,000,000           4.68      7/20/01          9,896,000
                                                         7,000,000           5.24      5/02/01          6,998,981
                                                         2,000,000           5.30      5/01/01          2,000,000
KFW International Finance, Inc.                          5,500,000           4.80      7/09/01          5,449,400
Kittyhawk Funding Corporation (b)                        5,090,000           4.20      9/17/01          5,007,457
                                                         1,750,000           5.05      8/15/01          1,723,978
Knight-Ridder, Inc.                                      4,152,000           4.80      6/14/01          4,127,642
                                                         2,720,000           4.95      5/07/01          2,717,756
Leland Stanford Junior University                       10,000,000           4.84      5/18/01          9,977,144
                                                        11,000,000           4.84      5/22/01         10,968,943
                                                         6,500,000           6.12      6/15/01          6,450,275
Lexington Parker Capital Company (b)                    11,200,000           4.88      7/24/01         11,072,469
                                                        15,000,000           4.97      6/01/01         14,935,804
Liberty Street Funding Corporation (b)                  10,000,000           4.37      6/18/01          9,941,733
                                                        10,000,000           5.00      5/18/01          9,976,389
Links Finance LLC (b)                                    3,693,000           4.82      7/10/01          3,658,388
                                                         9,000,000           4.97      5/25/01          8,970,180
                                                         4,000,000           5.04      7/30/01          3,949,600
Lloyds Bank PLC                                          5,900,000           4.60      7/16/01          5,842,704
MGIC Investment Corporation                             11,000,000           4.89      8/08/01         10,852,078
Market Street Funding Corporation (b)                   15,000,000           4.44      5/23/01         14,959,300
Marmon Holdings, Inc. (b)                               10,000,000           4.37      6/11/01          9,950,231
                                                         3,273,000           4.50      5/22/01          3,264,408
Marshall & Ilsley Corporation                            8,800,000           4.40      6/06/01          8,761,280
                                                         5,000,000           6.06      6/22/01          4,956,233
Merrill Lynch & Company, Inc.                           22,275,000           4.80      6/07/01         22,165,110
Monsanto Company (b)                                    10,000,000           5.02      7/17/01          9,892,628
                                                         9,465,000           5.07      7/20/01          9,358,361
                                                         5,000,000           5.13      6/22/01          4,962,950
                                                         1,374,000           5.16      6/20/01          1,364,153
Morgan Stanley, Dean Witter & Company                    3,000,000           4.50      9/19/01          2,947,125
Moriarty, Ltd./Moriarty LLC (b)                         16,200,000           5.01      8/20/01         15,949,751
Nationwide Building Society                              6,505,000           4.58      7/19/01          6,439,621
Nordbanken North America, Inc.                          10,328,000           4.92      6/08/01         10,274,363
Nordea North America, Inc.                              16,350,000           4.89      5/29/01         16,287,782
North Coast Funding LLC (b)                             12,000,000           4.26      7/06/01         11,906,216
                                                         7,500,000           5.02      5/03/01          7,497,908
Ohio Solid Waste Revenue                                15,000,000           4.92      5/18/01         15,000,000
Oklahoma Industrial Finance Authority                   10,000,000           5.62      5/01/01         10,000,000
Old Line Funding Corporation (b)                        12,570,000           4.91      5/18/01         12,540,855
                                                        10,830,000           4.98      5/11/01         10,815,019
Parthenon Receivables Funding LLC (b)                    5,880,000           4.22      7/25/01          5,821,412
                                                         2,970,000           4.68      7/10/01          2,942,973
                                                         3,000,000           4.70      7/16/01          2,970,233
                                                         8,264,000           4.80      6/14/01          8,215,564
Peacock Funding Corporation (b)                          9,413,000           4.74      6/25/01          9,344,834
                                                         2,611,000           4.85      6/01/01          2,600,095
                                                         6,000,000           4.93      5/11/01          5,991,783
                                                         4,194,000           5.01      5/04/01          4,192,249
Pennine Funding LLC (b)                                  5,500,000           4.65      8/01/01          5,434,642
                                                        20,000,000           4.80      8/28/01         19,682,667
Repeat Offering Securitisation Entity, Inc. (b)         12,612,000           4.22      7/30/01         12,478,943
Rio Tinto, Ltd. (b)                                     10,000,000           4.23      7/27/01          9,897,775
Scaldis Capital, Ltd./Scaldis Capital LLC (b)            2,917,000           4.55      9/24/01          2,863,173
                                                         8,000,000           4.82      6/12/01          7,955,013
                                                         3,700,000           5.10      7/16/01          3,660,163
                                                         4,356,000           5.35      6/08/01          4,331,401

------------------------------------------------------------------------------------------------------------------
                                       STRONG MONEY MARKET FUND (continued)
------------------------------------------------------------------------------------------------------------------
                                                         Principal       Yield to     Maturity        Amortized
                                                           Amount        Maturity     Date (d)      Cost (Note 2)
------------------------------------------------------------------------------------------------------------------
E. W. Scripps Company (b)                               $ 6,000,000        4.80%      6/22/01       $    5,958,400
Sigma Finance, Inc. (b)                                   4,000,000        4.58       7/27/01            3,955,727
                                                         13,250,000        4.85       7/09/01           13,126,830
                                                          6,350,000        5.11       5/11/01            6,340,989
Societe Generale North America, Inc.                     18,000,000        4.55       7/10/01           17,840,750
Society Of New York Hospital Fund, Inc.                   8,000,000        4.77       6/11/01            7,956,540
Spintab-Swedmortgage AB                                  15,000,000        4.83       6/08/01           14,923,525
Stellar Funding Group, Inc. (b)                           7,000,000        4.28       7/24/01            6,930,093
                                                         13,400,000        5.26       5/31/01           13,341,263
Sunflowers Funding Corporation (b)                        3,000,000        4.49       5/16/01            2,994,388
                                                          3,000,000        4.76       6/19/01            2,980,563
Svenska Handelsbank, Inc.                                 5,307,000        4.30       6/29/01            5,269,600
                                                         12,000,000        4.97       5/07/01           11,990,060
Swedbank Foreningssparbanken AB                           5,000,000        4.63       7/20/01            4,948,556
Sweetwater Capital Corporation (b)                        1,500,000        5.01       5/29/01            1,494,155
                                                          1,688,000        5.25       5/07/01            1,686,523
                                                          7,000,000        5.26       5/21/01            6,979,544
Swiss RE Financial Products Corporation (b)               3,850,000        4.75       6/20/01            3,824,601
                                                          9,000,000        4.80       6/15/01            8,946,000
                                                         19,650,000        4.89       6/08/01           19,548,527
Toronto Dominion Holdings, Inc.                          20,000,000        4.85       7/12/01           19,806,000
Total Fina Elf SA (b)                                     9,800,000        4.80       5/21/01            9,773,867
                                                          8,500,000        4.92       6/06/01            8,458,180
Toyota Credit Puerto Rico Corporation                    12,000,000        4.48       6/22/01           11,922,318
Triple-A-One Funding Corporation (b)                      1,065,000        4.39       6/11/01            1,059,675
                                                          2,500,000        4.53       5/14/01            2,495,910
                                                         10,000,000        4.79       6/08/01            9,949,439
                                                          8,136,000        4.98       5/10/01            8,125,871
                                                          2,068,000        5.00       5/07/01            2,066,277
Tulip Funding Corporation (b)                             7,504,000        4.28       7/20/01            7,432,629
                                                          5,000,000        5.05       5/10/01            4,993,687
                                                          5,000,000        5.16       6/20/01            4,964,167
UBN, Inc.                                                17,575,000        4.89       5/23/01           17,522,457
                                                          9,000,000        5.14       5/01/01            9,000,000
UBS Finance, Inc.                                         2,400,000        4.60       8/01/01            2,371,787
                                                         14,500,000        4.65       7/16/01           14,357,658
                                                          7,000,000        4.92       6/05/01            6,966,517
                                                          2,300,000        4.94       6/06/01            2,288,638
US Bancorp (b)                                           13,000,000        4.28       7/25/01           12,868,628
USAA Capital Corporation                                  7,800,000        4.45       5/11/01            7,790,358
Variable Funding Capital Corporation (b)                  6,190,000        5.03       5/09/01            6,183,081
Verizon Global Funding Corporation                        9,000,000        5.23       5/04/01            8,996,078
                                                         10,000,000        5.30       5/01/01           10,000,000
Waterfront Funding Corporation (b)                       28,261,000        4.98       5/21/01           28,182,892
West Baton Rouge Parish, Louisiana
 Industrial District Number 3 Revenue (b)                 6,000,000        4.37       6/19/01            6,000,000
Westpac Capital Corporation                              14,000,000        4.15       8/22/01           13,817,631
                                                          5,000,000        4.20       8/21/01            4,934,667
Whiting, Indiana Industrial Sewage
 and Solid Waste Disposal Revenue                        18,000,000        4.92       5/18/01           18,000,000
Windmill Funding Corporation (b)                         10,100,000        4.89       5/21/01           10,072,561
Yorkshire Building Society                                6,900,000        4.30       7/17/01            6,836,539
                                                         10,000,000        4.80       6/05/01            9,953,333
ZCM Matched Funding Corporation (b)                      20,000,000        4.46       5/15/01           19,965,311
------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                               1,887,295,340
------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 4.1%
Alabama IDA IDR - Southern Tool, Inc. Project             5,300,000        4.55       5/03/01            5,300,000
Alabama Incentives Financing Authority
 Special Obligation                                       9,800,000        4.55       5/03/01            9,800,000
Aurora, Kane & DuPage Counties, Illinois IDR              1,300,000        4.65       5/03/01            1,300,000
Botsford General Hospital Revenue                         4,315,000        4.60       5/01/01            4,315,000
Community Health Systems, Inc.                            2,500,000        5.25       5/02/01            2,500,000
Concrete Company                                          1,930,000        4.60       5/03/01            1,930,000
Headquarters Partnership, Ltd. Industrial Development     4,000,000        4.60       5/03/01            4,000,000
Health Midwest Ventures Group, Inc.                       7,700,000        5.25       5/02/01            7,700,000
Kings Glen Apartments LLC                                 3,263,000        4.60       5/03/01            3,263,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                April 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (continued)
----------------------------------------------------------------------------------------------------------------------------
                                                                          Principal   Yield to   Maturity        Amortized
                                                                            Amount    Maturity   Date (d)      Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------
Mississippi Business Finance Corporation IDR -
 Benchcraft Project                                                      $ 1,300,000     4.55%    5/02/01     $    1,300,000
Mississippi Business Finance Corporation IDR -
 GE Plastics Project                                                       2,500,000     5.06     5/01/01          2,500,000
New Jersey EDA EDR - MSNBC/CNBC                                            7,000,000     5.06     5/01/01          7,000,000
Pointe Chase Apartments LLC                                                6,905,000     4.60     5/03/01          6,905,000
Radiation Oncology Partners LLP                                            2,635,000     4.60     5/03/01          2,635,000
T3 Holdings, Inc. (b)                                                     10,000,000     4.55     5/02/01         10,000,000
Thayer Properties LLC                                                      6,970,000     4.60     5/03/01          6,970,000
Tifton Mall, Inc.                                                          3,560,000     4.60     5/03/01          3,560,000
Virginia Health Services, Inc.                                             3,000,000     4.55     5/02/01          3,000,000
WLB LLC                                                                    2,000,000     4.50     5/03/01          2,000,000
----------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                             85,978,000
----------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 6.3%
Federal Home Loan Bank Bonds, 6.60%, Due 11/14/01                         37,000,000     6.61    11/14/01         36,998,003
Federal Home Loan Mortgage Corporation Medium-Term Notes:
 4.30%, Due 2/20/02                                                        8,000,000     4.30     2/20/02          7,718,111
 5.40%, Due 1/18/02                                                       23,000,000     5.40     1/18/02         23,000,000
Federal National Mortgage Association Medium-Term Notes:
 5.34%, Due 1/16/02                                                       49,705,000     5.34     1/16/02         49,696,038
 6.24%, Due 12/20/01                                                      14,650,000     6.24    12/20/01         14,646,624
----------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                   132,058,776
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.7%                                                                         2,105,332,116
Other Assets and Liabilities, Net (0.7%)                                                                         (14,855,623)
----------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                             $2,090,476,493
============================================================================================================================
----------------------------------------------------------------------------------------------------------------------------
                                           STRONG MUNICIPAL MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                          Principal   Yield to   Maturity        Amortized
                                                                            Amount    Maturity   Date (d)      Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 17.0%
Arkansas 0.4%
Bentonville, Arkansas Housing Authority MFHR -
 Bentonville Commons Apartments Project (e)                              $ 7,000,000     4.32%    5/01/01     $    7,000,000
Rogers, Arkansas Residential Facilities Board MFHR -
 Stoney Brook Common Apartments (e)                                        4,870,000     4.32     5/01/01          4,870,000
                                                                                                              --------------
                                                                                                                  11,870,000
California 1.0%
Chula Vista, California IDR (e)                                           28,700,000     4.05     2/15/02         28,700,000

Florida 0.6%
Florida HFC MFHR (e)                                                      17,145,000     4.70     6/22/01         17,145,000

Georgia 0.8%
Northeast Georgia 4.00% Health Systems, Inc. Master Notes                 22,500,000     4.00     2/01/02         22,500,000

Louisiana 0.7%
Jefferson Parish, Louisiana 4.65% Home Mortgage Authority SFMR               540,000     4.65     6/29/01            540,000
Louisiana 5.00% Public Facilities Authority Advanced Funding Revenue       2,510,000     4.56    10/17/01          2,514,999
Louisiana 6.40% Public Facilities Authority Student Loan Revenue           3,865,000     4.93     9/01/01          3,883,795
Plaquemines, Louisiana Port Harbor and Terminal District
 Port Facilities Revenue - Chevron Pipe Line Company (e)                  13,000,000     4.45     9/04/01         12,993,457
                                                                                                              --------------
                                                                                                                  19,932,251

Maryland 0.2%
Maryland 4.70% Department of Housing and Community Development Revenue     6,600,000     4.70     6/14/01          6,600,000

Massachusetts 0.2%
Merrimack Valley, Massachusetts 5.00% Regional Transit Authority RAN       6,500,000     4.77     6/15/01          6,501,913

Mississippi 0.7%
Mississippi 5.25% Higher Education Revenue                                 2,950,000     4.91     9/01/01          2,953,323

----------------------------------------------------------------------------------------------------------------------------
                                       STRONG MUNICIPAL MONEY MARKET FUND (continued)
----------------------------------------------------------------------------------------------------------------------------
                                                                          Principal   Yield to   Maturity        Amortized
                                                                            Amount    Maturity   Date (d)      Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------
Mississippi Regional Housing Authority Number II MFHR (e):
  Laurel Park Apartments Project                                        $  7,800,000    4.80%     6/01/01       $  7,800,000
  Terrace Park Apartments Project                                         10,500,000    4.95      5/01/02         10,500,000
                                                                                                                ------------
                                                                                                                  21,253,323
Missouri 0.5%
Missouri 5.25% Health and EFA School District
 Advanced Funding Program Revenue                                         13,000,000    4.86     10/01/01         13,020,706

New Mexico 0.3%
Bernalillo County, New Mexico MFHR -
  Valencia Retirement Apartments Project (e)                               6,000,000    4.75     12/01/01          6,000,000
New Mexico Regional Housing Region II MFHR -
  San Clemente Apartments Project (e)                                      3,200,000    5.96     12/21/01          3,200,000
                                                                                                                ------------
                                                                                                                   9,200,000

New York 1.4%
Buffalo, New York 5.25% RAN                                               40,000,000    4.98      5/31/01         40,009,589

North Carolina 0.6%
Raleigh, North Carolina Housing Authority MFHR -
  Overlooke at Sims Creek Project (e)                                     16,700,000    5.50     12/14/01         16,700,000

Ohio 0.9%
Franklin, Ohio MFHR - 260 East Naghten Street Project (e)                  6,250,000    5.05      8/01/01          6,250,000
Hillsboro, Ohio 5.00% City School District                                 7,000,000    4.47      8/06/01          7,009,939
Jackson, Ohio 4.98% City School District BAN                               9,900,000    4.47      8/20/01          9,915,485
Licking County, Ohio MFHR - Sharon Glyn II Apartments Project (e)          3,500,000    4.65     10/01/01          3,500,000
                                                                                                                ------------
                                                                                                                  26,675,424

South Dakota 1.4%
South Dakota 4.60% HDA Revenue - Homeownership Project                     6,000,000    4.60      6/28/01          6,000,000
South Dakota 4.00% Health and EFA Revenue - Rapid City
  Regional Hospital Project                                               35,550,000    4.00      2/01/02         35,550,000
                                                                                                                ------------
                                                                                                                  41,550,000

Tennessee 0.6%
Loudon County, Tennessee 5.25% BAN                                         8,550,000    4.97     12/01/01          8,563,680
Sumner County, Tennessee 4.72% Capital Outlay Notes                        8,765,000    4.61      6/27/01          8,766,566
                                                                                                                ------------
                                                                                                                  17,330,246

Virginia 1.3%
Louisa, Virginia IDA Solid Waste and Sewer Disposal Revenue -
  Virginia Electric and Power Company Project (e)                         35,000,000    4.00      3/01/02         35,000,000
Newport News, Virginia Redevelopment and Housing
 Authority Revenue - Walker Village Project (e)                            2,450,000    4.60      4/01/02          2,450,000
                                                                                                                ------------
                                                                                                                  37,450,000

Wisconsin 1.3%
Adams-Friendship, Wisconsin 4.98% School District TRAN                     4,650,000    4.90     10/30/01          4,651,766
Denmark, Wisconsin 4.89% School District TRAN                              3,100,000    4.76      8/28/01          3,101,351
Edgerton, Wisconsin 4.85% School District TRAN                             4,400,000    4.82     10/29/01          4,400,770
Freedom, Wisconsin 4.95% Outagamie County School District TRAN             3,000,000    4.90     10/23/01          3,000,678
Merrill, Wisconsin 4.94% Area Common Public School District TRAN           6,350,000    4.90      9/27/01          6,350,972
Superior, Wisconsin 5.05% School District BAN                             10,000,000    5.02      6/01/01         10,000,311
West Salem, Wisconsin 4.85% School District TRAN                           4,100,000    4.81      8/24/01          4,100,607
Wisconsin Dells, Wisconsin 4.98% School District TRAN                      2,955,000    4.86     10/30/01          2,956,822
                                                                                                                ------------
                                                                                                                  38,563,277

Wyoming 0.6%
Campbell County, Wyoming IDR - Two Elk Power General
 Station Project (e)                                                      16,300,000    4.60     12/03/01         16,300,000

Multiple States 3.5%
Ironwood Trust Pass-Thru Certificates (e)                                  3,579,000    5.05      7/02/01          3,579,000
USBI Trust Pass-Thru Certificates, Class A (e):
  Series 1998-C                                                           28,315,000    4.50     11/01/01         28,315,000
  Series 1998-D                                                           31,880,000    5.60     12/01/01         31,880,000
  Series 1999-E                                                           15,145,000    4.35      5/01/01         15,145,000
  Series 1999-G                                                            4,000,000    5.50      5/01/01          4,000,000
  Series 2000-A                                                           19,414,150    4.35      1/02/02         19,414,150
                                                                                                                ------------
                                                                                                                 102,333,150
----------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                            493,634,879
----------------------------------------------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                               April 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                   STRONG MUNICIPAL MONEY MARKET FUND (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                          Principal   Yield to   Maturity       Amortized
                                                                            Amount    Maturity   Date (d)     Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Municipal Commercial Paper 0.3%
Texas
Houston, Texas Water and Sewer System Revenue                            $10,000,000    4.40%     5/21/01       $10,000,000
---------------------------------------------------------------------------------------------------------------------------
Total Municipal Commercial Paper                                                                                 10,000,000
---------------------------------------------------------------------------------------------------------------------------
Annual Variable Rate Put Bonds 1.0%
Mississippi 0.2%
Mississippi Regional Housing Authority Number 8 MFHR -
  Magnolia Park Apartments Project                                         6,200,000    3.75      3/01/02         6,200,000

Puerto Rico 0.4%
Puerto Rico Industrial, Medical and Environmental PCFA Revenue -
  Union Carbide Corporation Project                                       10,890,000    4.35      3/15/02        10,890,000

Tennessee 0.2%
Brownsville, Tennessee IDB IDR -
  Dynametal Technologies, Inc. Project                                     6,555,000    5.50      6/01/01         6,555,000

Multiple States 0.2%
Eastern States Tax-Exempt Mortgage Bond Trust                              4,070,000    5.19      3/01/02         4,070,000
---------------------------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                                             27,715,000
---------------------------------------------------------------------------------------------------------------------------
Semi-Annual Variable Rate Put Bonds 0.5%
Kentucky 0.3%
Scottsville, Kentucky IDR - Sumitomo Electric Wiring
  Systems, Inc. Project                                                    8,000,000    5.55      5/01/01         8,000,000

Tennessee 0.2%
Marion County, Tennessee Industrial Environmental
  Development Board EDR - Variform, Inc. Project                           7,000,000    4.00      8/01/01         7,000,000
---------------------------------------------------------------------------------------------------------------------------
Total Semi-Annual Variable Rate Put Bonds                                                                        15,000,000
---------------------------------------------------------------------------------------------------------------------------
Quarterly Variable Rate Put Bonds 0.2%
Colorado
Fort Collins, Colorado MFHR - Dry Creek Apartments Project                 4,490,000    5.05      5/01/01         4,490,000
---------------------------------------------------------------------------------------------------------------------------
Total Quarterly Variable Rate Put Bonds                                                                           4,490,000
---------------------------------------------------------------------------------------------------------------------------
Monthly Variable Rate Put Bonds 0.3%
Maryland 0.2%
Prince George's County, Maryland EDR Refunding -
  Capital View II LP Facility                                              6,380,000    4.70      6/01/01         6,380,000

Ohio 0.1%
Blue Bell Tax-Exempt Bond Grantor Trust                                    1,569,111    4.65      6/01/01         1,569,111

Multiple States 0.0%
Johnson Controls, Inc. Tax-Exempt Bond Grantor Trust                         950,000    4.50      6/01/01           950,000
---------------------------------------------------------------------------------------------------------------------------
Total Monthly Variable Rate Put Bonds                                                                             8,899,111
---------------------------------------------------------------------------------------------------------------------------
Weekly Variable Rate Put Bonds 68.8%
Alabama 2.4%
Alabama IDA IDR:
  Research Genetics, Inc. Project                                          2,355,000    4.30      5/08/01         2,355,000
  Whitesell Project                                                        3,950,000    4.30      5/08/01         3,950,000
Athens, Alabama IDB Revenue - Coilplus-Alabama, Inc. Project               7,640,000    4.30      5/08/01         7,640,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project                10,000,000    4.60      5/08/01        10,000,000
Florence, Alabama IDB IDR - Nichols Wire, Inc. Project                     2,570,000    5.05      5/08/01         2,570,000
Haleyville, Alabama IDB IDR - Cusseta Wood Products, Inc. Project            930,000    4.55      5/08/01           930,000
Huntsville, Alabama IDB Industrial Revenue -
  Modular Process Technology Corporation Project                           4,000,000    4.54      5/08/01         4,000,000
Mobile, Alabama Special Care Facilities Financing Authority
  Revenue - Ascension Health Credit                                        7,400,000    4.35      5/08/01         7,400,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue -
  Southern Poverty Law Project                                            11,420,000    4.45      5/08/01        11,420,000
Montgomery, Alabama IDB IDR:
  Asphalt Contractors, Inc. Project                                        1,000,000    4.30      5/08/01         1,000,000
  Knox Kershaw, Inc. Project                                               3,190,000    4.45      5/08/01         3,190,000
  Piknik Properties, Inc. Project                                          6,000,000    4.60      5/08/01         6,000,000

---------------------------------------------------------------------------------------------------------------------------
                                       STRONG MUNICIPAL MONEY MARKET FUND (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                          Principal   Yield to   Maturity       Amortized
                                                                            Amount    Maturity   Date (d)     Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Pell, Alabama IDB IDR - Kinder/Gorbel Project                           $  1,370,000    4.60%     5/08/01     $  1,370,000
Prattville, Alabama IDB IDR - Merchant Realty Company Project              2,400,000    4.45      5/08/01        2,400,000
Selma, Alabama IDB IDR - Specialty Minerals Project                        4,000,000    4.45      5/08/01        4,000,000
                                                                                                              ------------
                                                                                                                68,225,000

Arizona 0.5%
Chandler, Arizona IDA MFHR - Greentree Place Apartments Project            6,046,000    4.13      5/08/01        6,046,000
Tolleson, Arizona Municipal Finance Corporation Revenue Refunding          8,560,000    5.50      5/08/01        8,560,000
                                                                                                              ------------
                                                                                                                14,606,000

Arkansas 0.3%
Greene County, Arkansas IDR - Jimmy Sanders, Inc. Project                  4,200,000    4.45      5/08/01        4,200,000
Hope, Arkansas IDR - Champion Parts, Inc. Project                            500,000    4.55      5/08/01          500,000
Searcy, Arkansas IDR - Yarnell Ice Cream Company Project                   2,400,000    4.80      5/08/01        2,400,000
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project            2,000,000    4.50      5/08/01        2,000,000
                                                                                                              ------------
                                                                                                                 9,100,000

California 4.2%
California Infrastructure and Bank EDR -
  Independent Systems Operating Corporation Project:
  Series A                                                                17,200,000    5.50      5/08/01       17,200,000
  Series B                                                                27,920,000    5.75      5/08/01       27,920,000
  Series C                                                                 5,000,000    5.80      5/08/01        5,000,000
Chula Vista, California IDR                                               59,900,000    4.75      5/08/01       59,900,000
Glenn, California IDA IDR - Land O' Lakes, Inc. Project                    2,900,000    4.60      5/08/01        2,900,000
Los Angeles County, California IDA IDR -
  Goldberg & Solovy Foods, Inc. Project                                    2,625,000    4.50      5/08/01        2,625,000
Oxnard, California IDA IDR - O.G. Dehydrated, Inc. Project                 3,050,000    5.25      5/08/01        3,050,000
Riverside County, California IDA IDR -
  Triple H Processors Project                                              2,160,000    5.10      5/08/01        2,160,000
San Bernardino County, California COP -
  1992 Justice Center/Airport Improvements Refunding Project               1,960,000    4.85      5/08/01        1,960,000
                                                                                                              ------------
                                                                                                               122,715,000
Colorado 0.5%
Aurora, Colorado IDR - Optima Batteries, Inc. Project                      3,430,000    4.60      5/08/01        3,430,000
Colorado HFA EDR:
  Casa Rosa and Denver Gasket Project                                      1,840,000    4.65      5/08/01        1,840,000
  NTA Leasing Company Project                                              1,905,000    4.62      5/08/01        1,905,000
Jefferson County, Colorado IDR - Accutronics, Inc. Project                 1,375,000    4.72      5/08/01        1,375,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project             2,650,000    4.80      5/08/01        2,650,000
Westminster, Colorado IDR - Lifecare International Project                 4,080,000    4.60      5/08/01        4,080,000
                                                                                                              ------------
                                                                                                                15,280,000

Connecticut 1.4%
Connecticut Development Authority Solid Waste Revenue -
  Exeter, Inc. Project:
  Series A                                                                26,700,000    5.50      5/08/01       26,700,000
  Series B                                                                14,500,000    5.50      5/08/01       14,500,000
                                                                                                              ------------
                                                                                                                41,200,000

Florida 2.1%
Broward County, Florida HFA MFHR -
  Sawgrass Pines Apartments Project                                       12,000,000    5.45      5/08/01       12,000,000
Escambia County, Florida Health Facilities Authority Revenue              14,700,000    4.29      5/08/01       14,700,000
Florida Housing Finance Agency MFHR Refunding:
  Beville-Oxford Project                                                   3,900,000    5.00      5/08/01        3,900,000
  Brandon-Oxford Project                                                  13,100,000    5.00      5/08/01       13,100,000
  Hillsboro Project                                                       10,690,000    5.00      5/08/01       10,690,000
Ithaka Partners II Trust Certificates                                      3,897,529    4.72      5/08/01        3,897,529
Jacksonville, Florida Economic Development Commission
  IDR - Tremron Jacksonville Project                                       3,000,000    4.50      5/08/01        3,000,000
                                                                                                              ------------
                                                                                                                61,287,529

Georgia 8.8%
Adairsville, Georgia Development Authority IDR -
  Sakai American Manufacturing Project                                     6,200,000    6.30      5/08/01        6,200,000
Athens-Clarke County, Georgia IDA IDR -
  Nakanishi Manufacturing Corporation Project                              8,000,000    6.40      5/08/01        8,000,000
Bremen, Georgia Development Authority IDR -
  HL-A Company, Inc. Project                                               9,000,000    6.30      5/08/01        9,000,000
Bulloch County, Georgia Development Authority
  Solid Waste Disposal Revenue - Apogee Enterprises, Inc. Project          5,400,000    4.50      5/08/01        5,400,000
Cherokee County, Georgia IDA Revenue - Piolax Corporation Project          7,000,000    6.30      5/08/01        7,000,000
Columbus, Georgia Development Authority Revenue Refunding -
  Jordan Company Project                                                   1,195,000    4.60      5/08/01        1,195,000
Crisp County, Georgia Solid Waste Management Authority Revenue            30,600,000    5.22      5/08/01       30,600,000
Georgia Municipal Gas Authority Gas Revenue - Agency Project:
  Series A                                                                46,100,000    5.00      5/08/01       46,100,000
  Series B                                                                12,000,000    5.00      5/08/01       12,000,000
  Series C                                                                21,990,000    5.00      5/08/01       21,990,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                               April 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                       STRONG MUNICIPAL MONEY MARKET FUND (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                          Principal   Yield to   Maturity       Amortized
                                                                            Amount    Maturity   Date (d)     Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Georgia Municipal Gas Authority Gas Revenue -
  Gas Portfolio II Project:
  Series A                                                             $ 37,530,000     5.00%    5/08/01      $ 37,530,000
  Series B                                                               55,400,000     5.00     5/08/01        55,400,000
Rockdale County, Georgia Development Authority IDR -
  Liochem, Inc. Project                                                   8,000,000     6.00     5/08/01         8,000,000
Savannah, Georgia EDA IDR -
  Savannah Steel & Metal Company Project                                  1,175,000     5.15     5/08/01         1,175,000
Talbot County, Georgia Development Authority IDR -
  Douglas Asphalt Company Project                                         1,715,000     4.50     5/08/01         1,715,000
Whitfield County, Georgia Development Authority
  Solid Waste Disposal Revenue -
  Aladdin Manufacturing Corporation Project                               3,100,000     4.50     5/08/01         3,100,000
                                                                                                              -------------
                                                                                                               254,405,000

Idaho 0.2%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics Project           5,680,000     4.60     5/08/01         5,680,000

Illinois 5.1%
Arlington Heights, Illinois MFHR Refunding -
  Dunton Tower Apartments Project                                         7,050,000     5.45     5/08/01         7,050,000
Aurora, Kane & DuPage Counties, Illinois IDR -
  A & B Holdings LLC Project                                              1,145,000     4.65     5/08/01         1,145,000
Carol Stream, Illinois IDR - MI Enterprises Project                       2,040,000     4.60     5/08/01         2,040,000
Chicago, Illinois IDR - Bullen Midwest, Inc. Project                      1,765,000     4.64     5/08/01         1,765,000
Clinton, Illinois IDR - McElroy Metal Mill, Inc. Project                  1,385,000     4.59     5/08/01         1,385,000
Clipper Brigantine Tax-Exempt Certificates Trust                         30,835,000     4.59     5/08/01        30,835,000
Cook County, Illinois GO                                                  3,795,000     4.44     5/08/01         3,795,000
Geneva, Illinois IDR - Continental Envelope Project                       2,520,000     4.55     5/08/01         2,520,000
Illinois DFA IDR:
  Homak Manufacturing Company, Inc. Project                               5,125,000     4.60     5/08/01         5,125,000
  Icon Metalcraft, Inc. Project                                           1,990,000     4.60     5/08/01         1,990,000
  Knead Dough Baking Company Project                                      5,405,000     4.55     5/08/01         5,405,000
  MTI Project                                                             4,000,000     6.00     5/08/01         4,000,000
  MZG Associates LLC Project                                              5,320,000     4.60     5/08/01         5,320,000
  Sumitomo Machinery Corporation Project                                  2,000,000     6.20     5/08/01         2,000,000
  THK America, Inc. Project                                               3,700,000     6.20     5/08/01         3,700,000
Illinois DFA Revenue - Provena Health Project                            62,650,000     4.40     5/08/01        62,650,000
Springfield, Illinois Airport Authority Revenue -
  Allied-Signal, Inc. Project                                             4,375,000     6.20     5/08/01         4,375,000
Woodridge, Illinois Industrial Revenue -
  McDavid Knee Guard Project                                              1,840,000     4.85     5/08/01         1,840,000
                                                                                                              -------------
                                                                                                               146,940,000

Indiana 1.7%
Ashley, Indiana EDR - Trin, Inc. Project                                  4,000,000     6.30     5/08/01         4,000,000
Brownsburg, Indiana EDR - Zanetis Enterprises Project                     2,500,000     4.50     5/08/01         2,500,000
Connersville, Indiana EDR - Ohio Valley Aluminum Company Project          9,000,000     4.53     5/08/01         9,000,000
Indianapolis, Indiana Industrial EDR - Roth Companies, Inc. Project       2,900,000     4.55     5/08/01         2,900,000
La Porte County, Indiana EDR - Universal Forest Products Project          2,400,000     4.50     5/08/01         2,400,000
Portage, Indiana EDR - American Iron Project                              1,000,000     6.45     5/08/01         1,000,000
Portage, Indiana PCR - American Iron Project                             10,000,000     6.45     5/08/01        10,000,000
Seymour, Indiana EDR - Kobelco Metal Powder Company Project               8,000,000     6.20     5/08/01         8,000,000
Spencer County, Indiana PCR - American Iron Oxide Company Project         8,600,000     6.45     5/08/01         8,600,000
                                                                                                              -------------
                                                                                                                48,400,000

Iowa 0.4%
Indianola, Iowa Health Care Facility Revenue Refunding -
  The Village Project                                                     5,170,000     4.45     5/08/01         5,170,000
Iowa Finance Authority IDR:
  Dixie Bedding Company Project                                           3,000,000     4.62     5/08/01         3,000,000
  First Cooperative Association Project                                   3,150,000     4.50     5/08/01         3,150,000
                                                                                                              -------------
                                                                                                                11,320,000

Kansas 0.8%
La Cygne, Kansas Environmental Improvement Revenue Refunding -
  Kansas City Power & Light Company Project                              14,440,000     5.65     5/08/01        14,440,000
Lawrence, Kansas IDR - ProSoCo Project                                    5,260,000     4.54     5/08/01         5,260,000
Nemaha County, Kansas IDR - Midwest Ag Service LLC Project                3,600,000     4.50     5/08/01         3,600,000
                                                                                                              -------------
                                                                                                                23,300,000

Kentucky 3.7%
Bardstown, Kentucky IBR - Linpac Materials Handling Project               6,200,000     4.55     5/08/01         6,200,000
Bowling Green, Kentucky IBR:
  Bando Manufacturing of America, Inc. Project                            7,900,000     6.20     5/08/01         7,900,000
  TWN Fastener, Inc. Project                                              8,725,000     6.20     5/08/01         8,725,000
Daviess County, Kentucky MFHR Refunding -
  Park Regency Apartments Project                                         4,155,000     4.65     5/08/01         4,155,000
Glasgow, Kentucky IBR - ACK Controls, Inc. Project                        6,000,000     6.30     5/08/01         6,000,000

---------------------------------------------------------------------------------------------------------------------------
                                      STRONG MUNICIPAL MONEY MARKET FUND (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                          Principal   Yield to   Maturity       Amortized
                                                                            Amount    Maturity   Date (d)     Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Hancock County, Kentucky Solid Waste Disposal Revenue -
  NSA, Ltd. Project                                                     $  7,815,000     4.30%    5/08/01     $  7,815,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program                      27,560,000     4.40     5/08/01       27,560,000
Kentucky Rural EDA IBR - JS Technos Corporation Project                    1,904,000     6.20     5/08/01        1,904,000
Madisonville, Kentucky IBR - Period, Inc. Project                          3,875,000     4.60     5/08/01        3,875,000
Russell, Kentucky Revenue Trusts                                          11,100,000     4.30     5/08/01       11,100,000
Russellville, Kentucky IBR - JS Technos Corporation Project                3,000,000     6.20     5/08/01        3,000,000
Shelbyville, Kentucky IBR - Ichikoh Manufacturing, Inc. Project            7,900,000     6.20     5/08/01        7,900,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project                 10,000,000     4.30     5/08/01       10,000,000
                                                                                                              ------------
                                                                                                               106,134,000

Louisiana 0.2%
Caddo-Bossier Parishes, Louisiana Port Commission Revenue:
  Oakley Louisiana Company Project                                         3,859,996     4.45     5/08/01        3,859,996
  Shreveport Fabricators Project                                           1,500,000     5.35     5/08/01        1,500,000
Louisiana Local Government Environmental Facilities and
  Community Development Authority Revenue -
  Caddo-Bossier Parishes Project                                           1,500,000     5.25     5/08/01        1,500,000
                                                                                                              ------------
                                                                                                                 6,859,996

Maine 0.2%
Maine Finance Authority Revenue - William Arthur, Inc. Project:
  Series 1997                                                              1,500,000     4.50     5/08/01        1,500,000
  Series 1998                                                              3,500,000     4.50     5/08/01        3,500,000
                                                                                                              ------------
                                                                                                                 5,000,000

Maryland 0.5%
Maryland EDC IDR - Lenmar, Inc. Project                                    5,605,000     4.44     5/08/01        5,605,000
Montgomery County, Maryland Housing Opportunities Commission
  Housing Revenue                                                          4,000,000     4.49     5/08/01        4,000,000
Washington County, Maryland EDR - Tandy Project                            5,100,000     5.19     5/08/01        5,100,000
                                                                                                              ------------
                                                                                                                14,705,000

Massachusetts 0.4%
Massachusetts Industrial Finance Agency IDR:
  Barker Steel Company Issue                                               1,500,000     4.80     5/08/01        1,500,000
  Portland Causeway Realty Trust                                           2,600,000     4.00     5/08/01        2,600,000
Salem, Massachusetts IDFA IDR -
  Applied Extrusion Technologies, Inc. Project                             6,500,000     4.00     5/08/01        6,500,000
                                                                                                              ------------
                                                                                                                10,600,000

Michigan 1.2%
Lansing, Michigan Limited Obligation EDC IDR -
  Ashland Oil, Inc. Project                                                1,400,000     4.80     5/08/01        1,400,000
Michigan Job Development Authority PCR -
  Mazda Motor Manufacturing USA Corporation Project                       11,200,000     6.00     5/08/01       11,200,000
Michigan Strategic Fund, Ltd. Obligation Revenue:
  Alpha Technology Corporation Project                                     5,000,000     6.30     5/08/01        5,000,000
  Drake Enterprises Project                                                4,300,000     4.55     5/08/01        4,300,000
  Height Investments Project                                               5,500,000     4.55     5/08/01        5,500,000
  Midwest Kellering Company Project                                        3,000,000     4.55     5/08/01        3,000,000
  Sligh Furniture Company Project                                          3,600,000     4.55     5/08/01        3,600,000
                                                                                                              ------------
                                                                                                                34,000,000

Minnesota 1.2%
Burnsville, Minnesota Housing Revenue - Provence LLC Project              12,650,000     4.90     5/08/01       12,650,000
East Grand Forks, Minnesota Solid Waste Disposal Revenue -
  American Crystal Sugar Company Project                                   5,750,000     4.55     5/08/01        5,750,000
New Brighton, Minnesota IDR - Donatelle Holdings Project                   2,875,000     4.60     5/08/01        2,875,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project            800,000     4.60     5/08/01          800,000
Red Wing, Minnesota Port Authority IDR - DL Ricci Corporation Project      1,455,000     4.60     5/08/01        1,455,000
Rochester, Minnesota IDR Refunding - Seneca Foods Corporation Project      4,675,000     4.30     5/08/01        4,675,000
St. Louis Park, Minnesota Health Care Facilities
  Revenue Trust Certificates                                               7,000,000     4.55     5/08/01        7,000,000
                                                                                                              ------------
                                                                                                                35,205,000

Mississippi 0.5%
Mississippi Business Finance Corporation IDR:
  American Metal Sales, Inc. Project                                       3,300,000     5.35     5/08/01        3,300,000
  Barclay Furniture Company Project                                        1,300,000     4.60     5/08/01        1,300,000
  Polks Meat Products, Inc. Project                                        3,900,000     5.35     5/08/01        3,900,000
  Jimmy Sanders, Inc. Project                                              1,900,000     4.45     5/08/01        1,900,000
  TT&W Farm Products Project                                               3,000,000     4.60     5/08/01        3,000,000
Mississippi Business Finance Corporation Revenue -
  Arch Aluminum & Glass Project                                            2,000,000     4.50     5/08/01        2,000,000
                                                                                                              ------------
                                                                                                                15,400,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                               April 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                      STRONG MUNICIPAL MONEY MARKET FUND (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                          Principal   Yield to   Maturity       Amortized
                                                                            Amount    Maturity   Date (d)     Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Missouri 1.6%
Hannibal, Missouri IDA Industrial Revenue -
  Buckhorn Rubber Products Project                                        $ 3,300,000    4.55%    5/08/01      $ 3,300,000
Kirksville, Missouri IDA IDR - Ortech Project                               7,200,000    6.20     5/08/01        7,200,000
Lees Summit, Missouri IDA MFHR                                             11,030,000    4.59     5/08/01       11,030,000
Missouri Development Finance Board IDR - MFA, Inc. Project:
  Series A                                                                  1,990,000    4.50     5/08/01        1,990,000
  Series B                                                                    765,000    4.50     5/08/01          765,000
Missouri Economic Development Export and Infrastructure Board IDR:
  Series A                                                                  1,735,000    4.80     5/08/01        1,735,000
  Series D                                                                  2,020,000    4.80     5/08/01        2,020,000
Missouri Health and Educational Facilities Authority
  Health Facilities Revenue - Pooled Hospital Loan Program                  1,960,000    4.40     5/08/01        1,960,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries Project         6,195,000    4.49     5/08/01        6,195,000
St. Joseph, Missouri IDA IDR - Albaugh, Inc. Project                        2,000,000    4.54     5/08/01        2,000,000
Washington, Missouri IDA IDR - Clemco Industries Project                    5,000,000    4.49     5/08/01        5,000,000
West Plains, Missouri IDA IDR - West Plains Manor Project                   2,200,000    5.70     5/08/01        2,200,000
                                                                                                               -----------
                                                                                                                45,395,000
Nebraska 0.4%
Boone County, Nebraska IDR - Global Industries, Inc. Project                4,000,000    4.60     5/08/01        4,000,000
Hall County, Nebraska IDR                                                   3,000,000    4.60     5/08/01        3,000,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project                         5,100,000    4.45     5/08/01        5,100,000
                                                                                                               -----------
                                                                                                                12,100,000
New Hampshire 0.2%
New Hampshire Business Finance Authority Industrial Facility Revenue -
  Nickerson Assembly Company Project                                        1,540,000    4.60     5/08/01        1,540,000
New Hampshire IDA Industrial Facility Revenue -
  Ferrofluidics Corporation - 1984 Nashua Series Project                    5,000,000    5.20     5/08/01        5,000,000
                                                                                                               -----------
                                                                                                                 6,540,000

New Jersey 0.2%
New Jersey EDA EDR - Epitaxx, Inc. Project                                  5,000,000    6.40     5/08/01        5,000,000

New Mexico 0.5%
Bernalillo County, New Mexico MFHR - Westwood Villas Project               13,360,000    5.45     5/08/01       13,360,000

New York 0.4%
Ontario County, New York IDA IDR Refunding -
  Seneca Foods Corporation Project                                          5,185,000    4.30     5/08/01        5,185,000
Wayne County, New York IDA IDR - Seneca Foods Corporation Project           5,060,000    4.30     5/08/01        5,060,000
                                                                                                               -----------
                                                                                                                10,245,000

North Carolina 1.0%
Alleghany County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Knitting Company, Inc. Project                                1,250,000    5.15     5/08/01        1,250,000
Buncombe County, North Carolina Industrial Facilities and PCFA Revenue -
  Rich Mount, Inc. Project                                                  4,500,000    6.25     5/08/01        4,500,000
Craven County, North Carolina Industrial Facilities and PCFA IDR -
  Wheatstone Corporation Project                                            3,440,000    5.15     5/08/01        3,440,000
Gaston County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Knitting Company, Inc. Project                                3,000,000    5.15     5/08/01        3,000,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR -
  Triangle Building Supply, Inc. Project                                    2,125,000    4.30     5/08/01        2,125,000
Mecklenburg County, North Carolina Industrial Facilities and PCFA
  Industrial Revenue - Murata Wiedemann, Inc. Project                       5,300,000    6.25     5/08/01        5,300,000
North Carolina Ports Authority Exempt Facility Revenue -
  Jordan Lumber & Supply, Inc. Project                                      4,020,000    5.15     5/08/01        4,020,000
Rutherford County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Industries, Inc. Project                                      4,655,000    5.15     5/08/01        4,655,000
Wake County, North Carolina Industrial Facilities and PCFA Revenue -
  Carolina Power & Light Company Project                                    1,275,000    5.15     5/08/01        1,275,000
                                                                                                               -----------
                                                                                                                29,565,000

North Dakota 0.1%
Traill County, North Dakota Solid Waste Disposal Revenue -
  American Crystal Sugar Company Project                                    3,580,000    4.55     5/08/01        3,580,000

Ohio 2.8%
Butler County, Ohio MFHR Floating Rate Registered Trusts                   17,825,000    4.94     5/08/01       17,825,000

---------------------------------------------------------------------------------------------------------------------------
                                         STRONG MUNICIPAL MONEY MARKET FUND (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                                         Principal    Yield to    Maturity     Amoritized
                                                                           Amount     Maturity    Date (d)    Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc.
  and One Industry Drive, Inc. Projects                                 $ 2,000,000     4.50%      5/08/01     $ 2,000,000
Franklin County, Ohio IDR Refunding -
  Berwick Steel Company Project                                           3,240,000     6.00       5/08/01       3,240,000
Gallia County, Ohio IDR - Harsco Corporation Project                      3,500,000     5.29       5/08/01       3,500,000
Hamilton County, Ohio Hospital Facilities Revenue                        53,000,000     4.49       5/08/01      53,000,000
Summit County, Ohio IDR - LKL Properties, Inc. Project                      650,000     6.55       5/08/01         650,000
                                                                                                               -----------
                                                                                                                80,215,000

Oklahoma 0.2%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc. Project              7,030,000     4.78       5/08/01       7,030,000

Pennsylvania 1.4%
Bucks County, Pennsylvania IDA Revenue - Dunmore Corporation Project      1,920,000     4.50       5/08/01       1,920,000
Chester County, Pennsylvania IDA Revenue - The Hankin Group Project       2,755,000     4.50       5/08/01       2,755,000
Northampton County, Pennsylvania IDA IDR -
  Citizens Utilities Company Project                                     17,400,000     6.00       5/08/01      17,400,000
Northeastern Pennsylvania Hospital and Education
  Authority Health Care Revenue -
  Wyoming Valley Health Care Project                                     19,200,000     4.45       5/08/01      19,200,000
Pennsylvania EDFA Revenue:
  Series C-3                                                                420,000     4.45       5/08/01         420,000
  Series C-4                                                                200,000     4.45       5/08/01         200,000
                                                                                                               -----------
                                                                                                                41,895,000

South Carolina 1.5%
Charleston County, South Carolina Industrial Revenue -
  Tandy Corporation Project                                               1,000,000     4.50       5/08/01       1,000,000
Fairfield County, South Carolina Industrial Revenue -
  Fuji Copian Corporation Project                                         9,000,000     6.25       5/08/01       9,000,000
Lee County, South Carolina IDR - WPJ Realty, Inc. Project                 2,500,000     4.75       5/08/01       2,500,000
Richland County, South Carolina IDR - Ashland Oil Project                 1,400,000     4.80       5/08/01       1,400,000
South Carolina HFA HDA MFHR                                                 520,000     4.49       5/08/01         520,000
South Carolina HFA HDA MFHR Refunding:
  Charleston-Oxford Project                                               5,580,000     5.00       5/08/01       5,580,000
  Martins Creek Project                                                  11,395,000     4.84       5/08/01      11,395,000
South Carolina Jobs EDA EDR:
  Carolina Cotton Works, Inc. Project                                     2,700,000     4.50       5/08/01       2,700,000
  Glo-Tex Chemicals, Inc. Project                                         2,400,000     5.15       5/08/01       2,400,000
  Sea Pro Boats, Inc. Project                                             1,400,000     4.49       5/08/01       1,400,000
  Western Textile Products Corporation Project                            1,975,000     4.50       5/08/01       1,975,000
South Carolina Jobs EDA Health Facilities Revenue -
  Roller Bearing Company Project                                          5,000,000     5.29       5/08/01       5,000,000
                                                                                                               -----------
                                                                                                                44,870,000

South Dakota 0.3%
Brookings, South Dakota IDR - Lomar Development Company Project           1,900,000     4.95       5/08/01       1,900,000
Hutchinson County, South Dakota IDR - Dakota Plains Ag Center LLC         1,000,000     4.50       5/08/01       1,000,000
South Dakota HDA Revenue - Housing Development Project                    5,825,000     4.60       5/08/01       5,825,000
                                                                                                               -----------
                                                                                                                 8,725,000

Tennessee 1.5%
Carter County, Tennessee IDB MFHR Refunding -
  Willow Run Apartments Project                                           6,675,000     4.65       5/08/01       6,675,000
Coffee County, Tennessee Industrial Board, Inc. IDR -
  McKey Perforated Products Project                                       2,500,000     4.60       5/08/01       2,500,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue -
  Fairfield Glade Community Club                                          7,000,000     4.54       5/08/01       7,000,000
Dover, Tennessee IDB Revenue - Nashville Wire Products
  Manufacturing Company Project                                           2,600,000     4.59       5/08/01       2,600,000
Hamilton County, Tennessee IDB IDR:
  Hamilton Plastics, Inc. Project                                         3,200,000     4.59       5/08/01       3,200,000
  Komatsu America Manufacturing Corporation Project                       5,400,000     5.85       5/08/01       5,400,000
Jackson, Tennessee Health, Educational and Housing Facility
  Board MFHR:
  Park Ridge Apartments Project                                           5,000,000     4.65       5/08/01       5,000,000
  Union University Project                                                4,400,000     4.44       5/08/01       4,400,000
Knox County, Tennessee Health, Educational and Housing Facilities
  Board Revenue -
  Holston Long Term Care Project                                          3,800,000     4.45       5/08/01       3,800,000
Montgomery County, Tennessee IDB IDR - Nashville Wire
  Products Project                                                        3,400,000     4.59       5/08/01       3,400,000
                                                                                                               -----------
                                                                                                                43,975,000

Texas 5.1%
Austin County, Texas IDC IDR - Gulf States Toyota, Inc. Project           3,500,000     5.10       5/08/01       3,500,000
Bastrop County, Texas IDC Industrial Revenue -
  Biocrest Partners LP Project                                            7,360,000     5.10       5/08/01       7,360,000
Bexar County, Texas HFC MFHR - UTSA Apartments Project                    3,700,000     5.29       5/08/01       3,700,000
Bexar County, Texas Health Facilities Development Corporation Revenue     5,620,000     4.89       5/08/01       5,620,000
Bexar County, Texas IDC IDR - Coilplus - Texas, Inc. Project              4,000,000     6.30       5/08/01       4,000,000
Deer Park, Texas Port Development Corporation IDR -
  Ashland Oil, Inc. Project                                               4,700,000     4.80       5/08/01       4,700,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                               April 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                         STRONG MUNICIPAL MONEY MARKET FUND (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                                         Principal    Yield to    Maturity     Amoritized
                                                                           Amount     Maturity    Date (d)    Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Harris County, Texas Health Facilities Development
  Corporation Revenue:
  Series PA 549                                                        $  8,995,000     4.89%      5/08/01    $  8,995,000
  Series PT 443                                                           4,430,000     4.89       5/08/01       4,430,000
  Series 6                                                               16,485,000     4.45       5/08/01      16,485,000
Harris County, Texas IDC IDR - North American Galvanizing Project         4,525,000     4.55       5/08/01       4,525,000
Houston, Texas Independent School District GO                            10,000,000     4.44       5/08/01      10,000,000
Matagorda County, Texas Hospital District Hospital Revenue                4,400,000     4.70       5/08/01       4,400,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project             3,100,000     4.72       5/08/01       3,100,000
North Central Texas Health Facility Development Corporation Revenue       6,010,000     4.89       5/08/01       6,010,000
Phoenix Realty Special Account MFHR - Brightons Mark Project              8,075,000     4.64       5/08/01       8,075,000
Robstown, Texas IDC IDR - Concrete Pipe and Products
  Company, Inc. Project                                                   1,800,000     4.60       5/08/01       1,800,000
San Antonio, Texas Housing Finance Corporation MFHR                       6,700,000     4.79       5/08/01       6,700,000
Southeast Texas HFC MFHR                                                 10,920,000     4.54       5/08/01      10,920,000
Tarrant County, Texas HFC Revenue                                        27,240,000     4.54       5/08/01      27,240,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project                         6,100,000     4.59       5/08/01       6,100,000
                                                                                                              ------------
                                                                                                               147,660,000

Virginia 1.3%
Alexandria, Virginia Redevelopment and Housing Authority MFHR            16,820,000     4.54       5/08/01      16,820,000
Chesterfield County, Virginia IDA MFHR                                   10,270,000     4.79       5/08/01      10,270,000
Harrisonburg, Virginia Redevelopment and Housing Authority MFHR -
  Huntington Village Apartments Project                                   7,500,000     4.70       5/08/01       7,500,000
Virginia Beach, Virginia IDA Revenue -
  Management Services Group Project                                       3,000,000     5.65       5/08/01       3,000,000
                                                                                                              ------------
                                                                                                                37,590,000

Washington 0.0%
Pierce County, Washington EDC Revenue - Brown & Haley Project               835,000     5.55       5/08/01         835,000

West Virginia 1.1%
Harrison County, West Virginia Board of Education MERLOT                 18,525,000     4.48       5/08/01      18,525,000
Monongalia County, West Virginia Board of Education MERLOT               13,890,000     4.48       5/08/01      13,890,000
                                                                                                              ------------
                                                                                                                32,415,000

Wisconsin 2.4%
Appleton, Wisconsin IDR:
  Graphic Communications Project                                          2,100,000     4.50       5/08/01       2,100,000
  Great Northern Corporation Project                                      1,500,000     4.50       5/08/01       1,500,000
Ashland, Wisconsin IDR - Larson-Juhl US LLC Project                       4,600,000     4.44       5/08/01       4,600,000
Ashwaubenon, Wisconsin IDR:
  Pioneer Metal Finishing, Inc. Project                                   1,615,000     4.85       5/08/01       1,615,000
  Valley Packaging Supply Company Project                                 2,425,000     4.60       5/08/01       2,425,000
Brokaw, Wisconsin Sewage and Solid Waste Revenue -
  Wausau Paper Mills Company Project                                      9,500,000     4.30       5/08/01       9,500,000
Columbus, Wisconsin IDR - Maysteel Corporation Project                    2,000,000     4.70       5/08/01       2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project             4,300,000     4.30       5/08/01       4,300,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project                   3,375,000     4.85       5/08/01       3,375,000
Eau Claire, Wisconsin IDR - Eau Claire Press Company Project              2,675,000     4.50       5/08/01       2,675,000
Farmington, Wisconsin IDR - Swiss Valley Farms Company Project            3,000,000     4.40       5/08/01       3,000,000
Franklin, Wisconsin IDR:
  Howard Henz Company, Inc. Project                                       2,625,000     4.52       5/08/01       2,625,000
  Smyczek/ECS Project                                                     2,000,000     4.65       5/08/01       2,000,000
Howard, Wisconsin IDR - Fox Converting, Inc. Project                      4,500,000     4.50       5/08/01       4,500,000
Janesville, Wisconsin IDR Refunding - Seneca Foods Corporation Project    7,710,000     4.30       5/08/01       7,710,000
Kiel, Wisconsin IDR - Household Utilities, Inc. Project                   3,000,000     4.60       5/08/01       3,000,000
Ladysmith, Wisconsin Solid Waste Disposal Facility Revenue -
  CityForest Corporation Project                                          2,700,000     6.20       5/08/01       2,700,000
Middleton, Wisconsin IDR - Fristam Pumps, Inc. Project                    2,100,000     4.60       5/08/01       2,100,000
Milwaukee, Wisconsin Redevelopment Authority Development
  Revenue Refunding - Helwig Carbon Products Project                      3,500,000     4.60       5/08/01       3,500,000
New London, Wisconsin IDR - Steel King Industries, Inc. Project           2,295,000     4.60       5/08/01       2,295,000
West Bend, Wisconsin IDR - BesTech Tool Corporation Project               1,600,000     4.50       5/08/01       1,600,000
                                                                                                              ------------
                                                                                                                69,120,000

Wyoming 0.2%
Campbell County, Wyoming IDR - Powder Basin Properties Project            5,425,000     4.60       5/08/01       5,425,000

Multiple States 10.3%
Clipper Brigantine Tax-Exempt Trust Certificates                         13,955,000     4.44       5/08/01      13,955,000
Clipper Tax-Exempt Trust COP                                            152,766,000     4.54       5/08/01     152,766,000

---------------------------------------------------------------------------------------------------------------------------
                                         STRONG MUNICIPAL MONEY MARKET FUND (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                                         Principal    Yield to    Maturity     Amoritized
                                                                           Amount     Maturity    Date (d)    Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
IBM Tax-Exempt, Zero%, Due 9/01/07                                      $10,925,000     4.44%      5/08/01  $   10,925,000
Lehman Brothers, Inc. as Trustor - Pooled Trust Receipts                 53,075,000     4.50       5/08/01      53,075,000
Macon Trust Pooled Certificates                                          48,595,000     4.54       5/08/01      48,595,000
Pitney Bowes Credit Corporation Leasetops Trusts                         13,783,481     4.70       5/08/01      13,783,481
Puttable Floating Option Tax-Exempt Receipts                              5,485,000     4.69       5/08/01       5,485,000
                                                                                                            --------------
                                                                                                               298,584,481
--------------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                         1,994,487,006
--------------------------------------------------------------------------------------------------------------------------
Daily Variable Rate Put Bonds 11.5%
California 5.5%
California PCFA PCR:
  Series B                                                               14,750,000     4.75       5/01/01      14,750,000
  Series D                                                               62,335,000     5.60       5/01/01      62,335,000
  Series E                                                               81,605,000     5.25       5/01/01      81,605,000
                                                                                                            --------------
                                                                                                               158,690,000

District of Columbia 3.6%
District of Columbia Revenue - Medlantic Project:
  Series B                                                               54,000,000     5.00       5/01/01      54,000,000
  Series C                                                               49,815,000     5.00       5/01/01      49,815,000
                                                                                                            --------------
                                                                                                               103,815,000

Illinois 0.2%
Illinois DFA PCR - Diamond Star Motors Project                            4,500,000     5.90       5/01/01       4,500,000
Will County, Illinois Exempt Facilities Revenue -
  Amoco Chemical Company Project                                          2,400,000     4.55       5/01/01       2,400,000
                                                                                                            --------------
                                                                                                                 6,900,000

Louisiana 0.4%
St. Charles Parish, Louisiana PCR - Shell Oil
  Company-Norco Project:
  Series 1991                                                             5,100,000     4.55       5/01/01       5,100,000
  Series 1993                                                             6,900,000     4.55       5/01/01       6,900,000
                                                                                                            --------------
                                                                                                                12,000,000

New York 0.7%
New York, New York IDA IDR - Nippon Cargo Airlines
  Company, Ltd. Project                                                  18,700,000     6.50       5/01/01      18,700,000

Oregon 0.4%
Oregon EDR - SP Newsprint Company Project:
  Series 2000                                                             2,500,000     4.50       5/01/01       2,500,000
  Series 2001                                                            10,000,000     4.50       5/01/01      10,000,000
                                                                                                            --------------
                                                                                                                12,500,000

South Carolina 0.0%
Berkeley County, South Carolina Exempt Facilities
  Industrial Revenue - Amoco
  Chemical Company Project                                                1,200,000     4.55       5/01/01       1,200,000

Tennessee 0.3%
Sevier County, Tennessee Public Building Authority -
  Local Government Public Improvement Project                             7,400,000     4.60       5/01/01       7,400,000

Texas 0.4%
Gulf Coast Waste Disposal Authority Environmental Facilities
  Revenue - Amoco Oil Company Project:
  Series 1998                                                             1,500,000     4.55       5/01/01       1,500,000
  Series 2001                                                             7,500,000     4.55       5/01/01       7,500,000
Gulf Coast Waste Disposal Authority, Solid Waste Disposal
  Revenue - Amoco Oil Company Project                                     1,100,000     4.55       5/01/01       1,100,000
West Side Calhoun County, Texas Navigation District Sewer &
  Solid Waste Disposal - BP Chemicals, Inc. Project                       2,100,000     4.55       5/01/01       2,100,000
                                                                                                            --------------
                                                                                                                12,200,000
--------------------------------------------------------------------------------------------------------------------------
Total Daily Variable Rate Put Bonds                                                                            333,405,000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 99.6%                                                                        2,887,630,996
Other Assets and Liabilities, Net 0.4%                                                                          10,565,141
--------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                           $2,898,196,137
==========================================================================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                               April 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                     STRONG TAX-FREE MONEY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                         Principal    Yield to    Maturity     Amoritized
                                                                           Amount     Maturity    Date (d)    Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 8.0%
Georgia 2.7%
Northeast Georgia Health Systems, Inc. Master Notes                      $2,500,000     4.00%      2/01/02      $2,500,000

South Dakota 4.7%
South Dakota Health and EFA Revenue - Rapid City
  Regional Hospital Project                                               4,450,000     4.00       2/01/02       4,450,000

Tennessee 0.6%
Loudon County, Tennessee BAN                                                550,000     4.97       12/01/01        550,880
--------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                            7,500,880
--------------------------------------------------------------------------------------------------------------------------
Annual Variable Rate Put Bonds 5.4%
Colorado 1.4%
Colorado Health Facilities Authority Revenue                              1,290,000     5.88       1/15/02       1,290,000

Pennsylvania 0.8%
College Township, Pennsylvania IDA IDR - Presbyterian Homes Project         800,000     4.01       12/01/01        802,948

Puerto Rico 3.2%
Puerto Rico Industrial, Medical and Environmental PCFA Revenue -
  Union Carbide Corporation Project                                       3,000,000     4.35       3/15/02       3,000,000
--------------------------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                                             5,092,948
--------------------------------------------------------------------------------------------------------------------------
Weekly Variable Rate Put Bonds 73.9%
Alabama 7.1%
Mobile, Alabama Special Care Facilities Financing Authority Revenue -
  Ascension Health Credit Project                                         3,100,000     4.35       5/08/01       3,100,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue -
  Southern Poverty Law Project                                            3,580,000     4.45       5/08/01       3,580,000
                                                                                                                ----------
                                                                                                                 6,680,000
Alaska 2.9%
Alaska Industrial Development and Export Authority:
  Lot 6                                                                   2,340,000     4.75       5/08/01       2,340,000
  Lot 8                                                                     205,000     4.75       5/08/01         205,000
  Lot 11                                                                    130,000     4.75       5/08/01         130,000
                                                                                                                ----------
                                                                                                                 2,675,000
California 4.3%
California Infrastructure and Economic Development Bank Revenue -
  Independent Systems Operating Corporation Project:
  Series A                                                                1,600,000     5.50       5/08/01       1,600,000
  Series C                                                                2,445,000     5.80       5/08/01       2,445,000
                                                                                                                ----------
                                                                                                                 4,045,000

District of Columbia 3.1%
District of Columbia Tobacco Financing Corporation                        2,950,000     4.59       5/08/01       2,950,000

Florida 8.2%
Brevard County, Florida IDR - US Space Camp Foundation Project            3,540,000     4.65       5/08/01       3,540,000
Broward County, Florida HFA MFHR - Palm Aire-Oxford Project               1,550,000     5.00       5/08/01       1,550,000
Florida Housing Finance Agency MFHR Refunding -
  Beville-Oxford Project                                                  2,100,000     5.00       5/08/01       2,100,000
Seminole County, Florida IDA Health Facilities Revenue                      500,000     4.15       5/08/01         500,000
                                                                                                                ----------
                                                                                                                 7,690,000

Georgia 1.8%
Georgia Municipal Gas Authority Gas Revenue - Agency Project              1,700,000     5.00       5/08/01       1,700,000

Hawaii 0.6%
Hawaii Housing, Finance and Development Corporation Rental
  Housing System Revenue                                                    600,000     5.85       5/08/01         600,000

Kansas 1.2%
Burlington, Kansas Environmental Improvement Revenue Refunding -
  Kansas City Power and Light Company Project                             1,000,000     5.00       5/08/01       1,000,000

---------------------------------------------------------------------------------------------------------------------------
                                            STRONG TAX-FREE MONEY FUND (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                                         Principal    Yield to    Maturity     Amoritized
                                                                           Amount     Maturity    Date (d)    Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Michigan 1.1%
Birmingham, Michigan EDC Revenue - Brown Street Project                 $   870,000     4.38%      5/08/01     $   870,000
Jackson County, Michigan EDC Limited Obligation Revenue -
  Thrifty Leoni, Inc. Project                                               200,000     4.30       5/08/01         200,000
                                                                                                               -----------
                                                                                                                 1,070,000
Missouri 8.5%
Missouri Health and EFA Health Facilities Revenue -
  Pooled Hospital Loan Program                                            8,040,000     4.40       5/08/01       8,040,000

Nebraska 2.7%
Buffalo County, Nebraska IDR - Agrex, Inc. Project                        2,510,000     4.45       5/08/01       2,510,000

Ohio 7.5%
Franklin County, Ohio IDR Refunding -
  Berwick Steel Company Project                                           4,760,000     6.00       5/08/01       4,760,000
Hamilton County, Ohio Hospital Facilities Revenue                         2,330,000     4.49       5/08/01       2,330,000
                                                                                                               -----------
                                                                                                                 7,090,000
Pennsylvania 7.1%
Northeastern Pennsylvania Hospital and Education
  Authority Health Care Revenue -
  Wyoming Valley Health Care Project                                      5,800,000     4.45       5/08/01       5,800,000
Venango, Pennsylvania IDA PCR - Pennzoil Company Project                    915,000     4.55       5/08/01         915,000
                                                                                                               -----------
                                                                                                                 6,715,000

South Carolina 0.6%
South Carolina HFA HDA MFHR                                                 600,000     4.49       5/08/01         600,000

Texas 6.4%
Arlington, Texas Independent School District GO Certificates              5,900,000     4.44       5/08/01       5,900,000
Port Development Corporation Marine Terminal Revenue -
  Pasadena Terminal Company, Inc. Project                                   150,000     4.25       5/08/01         150,000
                                                                                                               -----------
                                                                                                                 6,050,000
Virginia 0.5%
Virginia Small Business Financing Authority Revenue Refunding:
  Bacova Project                                                            150,000     4.45       5/08/01         150,000
  Virginia Foods Project                                                    300,000     4.45       5/08/01         300,000
                                                                                                               -----------
                                                                                                                   450,000
Washington 1.6%
Pierce County, Washington EDC Special Revenue -
  Weyerhaeuser Real Estate Project                                        1,450,000     5.20       5/08/01       1,450,000

West Virginia 5.1%
Harrison County, West Virginia Board of Education MERLOT                  4,805,000     4.48       5/08/01       4,805,000

Wyoming 1.4%
Green River, Wyoming PCR - Allied Corporation Project                     1,360,000     5.30       5/08/01       1,360,000

Multiple States 2.2%
IBM Tax-Exempt Trust                                                      2,075,000     4.44       5/08/01       2,075,000
--------------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                            69,555,000
--------------------------------------------------------------------------------------------------------------------------
Daily Variable Rate Put Bonds 12.5%
Arizona 2.6%
Maricopa County, Arizona PCR - Arizona Public Service
  Company Project                                                         2,500,000     4.35       5/01/01       2,500,000

California 4.1%
California PCFA PCR:
  Series D                                                                  785,000     5.60       5/01/01         785,000
  Series E                                                                3,035,000     5.25       5/01/01       3,035,000
                                                                                                               -----------
                                                                                                                 3,820,000
District of Columbia 3.0%
District of Columbia Revenue - Medlantic Project                          2,785,000     5.00       5/01/01       2,785,000

Illinois 2.6%
Illinois DFA PCR - Diamond Star Motors Project                            2,500,000     5.90       5/01/01       2,500,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                               April 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                         STRONG TAX-FREE MONEY FUND (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                                         Principal    Yield to    Maturity     Amoritized
                                                                           Amount     Maturity    Date (d)    Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Wyoming 0.2%
Sweetwater County, Wyoming PCR Refunding - PacifiCorp Project              $200,000     4.65%      5/01/01     $   200,000
--------------------------------------------------------------------------------------------------------------------------
Total Daily Variable Rate Put Bonds                                                                             11,805,000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Total Investment in Securities 99.8%                                                                            93,953,828
Other Assets and Liabilities, Net 0.2%                                                                             226,861
--------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                              $94,180,689
==========================================================================================================================




LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e)  Variable rate security.
(f)  When-issued security.
(g)  Affiliated Issuer (See Note 7 of Notes to Financial Statements).
(h)  See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.

--------------------------------------------------------------------------------
ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN    -Bond Anticipation Notes
BP     -Basis Points
CDA    -Commercial Development Authority
CDR    -Commercial Development Revenue
COP    -Certificates of Participation
DFA    -Development Finance Authority
EDA    -Economic Development Authority
EDC    -Economic Development Corporation
EDFA   -Economic Development Finance Authority
EDR    -Economic Development Revenue
EFA    -Educational Facilities Authority
EXTRAS -Extendable Rate Adjustable Securities
GO     -General Obligation
HDA    -Housing Development Authority
HDC    -Housing Development Corporation
HFA    -Housing Finance Authority
HFC    -Housing Finance Corporation
IBA    -Industrial Building Authority
IBR    -Industrial Building Revenue
IDA    -Industrial Development Authority
IDB    -Industrial Development Board
IDC    -Industrial Development Corporation
IDFA   -Industrial Development Finance Authority
IDR    -Industrial Development Revenue
IFA    -Investment Finance Authority
MERLOT -Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -Multi - Family Housing Revenue
MFMR   -Multi-Family Mortgage Revenue
PCFA   -Pollution Control Financing Authority
PCR    -Pollution Control Revenue
RAN    -Revenue Anticipation Notes
SFHR   -Single Family Housing Revenue
SFMR   -Single Family Mortgage Revenue
TAN    -Tax Anticipation Notes
TRAN   -Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)


                                                                                     (In Thousands, Except As Noted)

                                                                                                          Strong
                                                                                       Strong            Municipal
                                                                                      Advantage          Advantage
                                                                                        Fund               Fund
                                                                                    ------------        ------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $2,857,601 and $1,457,969, respectively)           $2,855,119           $1,434,153
    Affiliated Issuers (Cost of $0 and $35,400, respectively)                                --               35,400
  Receivable for Securities Sold                                                         21,004                2,361
  Receivable for Fund Shares Sold                                                         3,417                1,550
  Interest and Dividends Receivable                                                      34,092               22,383
  Paydown Receivable                                                                      7,129                   --
  Other Assets                                                                              947                  322
                                                                                     ----------           ----------
  Total Assets                                                                        2,921,708            1,496,169

Liabilities:
  Payable for Securities Purchased                                                       33,341                2,600
  Payable for Fund Shares Redeemed                                                        1,781                  404
  Dividends Payable                                                                      13,999                5,638
  Variation Margin Payable                                                                    5                   --
  Accrued Operating Expenses and Other Liabilities                                        2,352                3,217
                                                                                     ----------           ----------
  Total Liabilities                                                                      51,478               11,859
                                                                                     ----------           ----------
Net Assets                                                                           $2,870,230           $1,484,310
                                                                                     ==========           ==========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                                      $2,909,055           $1,517,671
  Accumulated Net Investment Income (Loss)                                                 (381)                  61
  Accumulated Net Realized Loss                                                         (36,645)              (7,699)
  Net Unrealized Depreciation                                                            (1,799)             (25,723)
                                                                                     ----------           ----------
  Net Assets                                                                         $2,870,230           $1,484,310
                                                                                     ==========           ==========

Investor Class ($ and shares in full)
  Net Assets                                                                     $2,349,999,081       $1,088,693,045
  Capital Shares Outstanding (Unlimited Number Authorized)                          236,685,364          220,591,501

Net Asset Value Per Share                                                                 $9.93                $4.94
                                                                                          =====                =====
Institutional Class ($ and shares in full)
  Net Assets                                                                       $487,294,499         $394,436,269
  Capital Shares Outstanding (Unlimited Number Authorized)                           49,103,735           79,897,788

Net Asset Value Per Share                                                                 $9.92                $4.94
                                                                                          =====                =====

Advisor Class ($ and shares in full)
  Net Assets                                                                        $32,936,826           $1,180,766
  Capital Shares Outstanding (Unlimited Number Authorized)                            3,318,688              239,154

Net Asset Value Per Share                                                                 $9.92                $4.94
                                                                                          =====                =====





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)


                                                            (In Thousands, Except As Noted)

                                                                    Strong Heritage
                                                                      Money Fund
                                                                    ---------------

Assets:
  Investments in Securities, at Amortized Cost                          $1,973,427
  Receivable for Fund Shares Sold                                               74
  Interest Receivable                                                        2,854
  Other Assets                                                                  94
                                                                        ----------
  Total Assets                                                           1,976,449

Liabilities:
  Payable for Securities Purchased                                           9,883
  Payable for Fund Shares Redeemed                                             160
  Dividends Payable                                                          7,401
  Accrued Operating Expenses and Other Liabilities                              50
                                                                        ----------
  Total Liabilities                                                         17,494
                                                                        ----------
Net Assets                                                              $1,958,955
                                                                        ==========

Net Assets Consist of:

Investor Class ($ and shares in full)
  Capital Stock (par value and paid-in capital)                     $1,442,084,075
                                                                    ==============
  Capital Shares Outstanding (Unlimited Number Authorized)           1,442,084,075

Net Asset Value Per Share                                                    $1.00
                                                                             =====

Institutional Class ($ and shares in full)
  Capital Stock (par value and paid-in capital)                       $508,790,430
                                                                      ============
  Capital Shares Outstanding (Unlimited Number Authorized)             508,790,430

Net Asset Value Per Share                                                    $1.00
                                                                             =====


Advisor Class ($ and shares in full)
  Capital Stock (par value and paid-in capital)                         $8,080,389
                                                                        ==========
  Capital Shares Outstanding (Unlimited Number Authorized)               8,080,389

Net Asset Value Per Share                                                    $1.00
                                                                             =====




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)


                                                                          (In Thousands, Except Per Share Amount)

                                                                  Strong         Strong         Strong           Strong
                                                                 Investors       Money         Municipal        Tax-Free
                                                                   Money         Market       Money Market        Money
                                                                   Fund           Fund            Fund            Fund
                                                                 ---------      ---------     ------------      ---------

Assets:
  Investments in Securities, at Amortized Cost                    $764,028      $2,105,332      $2,887,631       $93,954
  Receivable for Fund Shares Sold                                       --              11             100            --
  Interest Receivable                                                1,186           3,346          21,061           483
  Other Assets                                                          41               2              97            21
                                                                  --------      ----------      ----------       -------
  Total Assets                                                     765,255       2,108,691       2,908,889        94,458

Liabilities:
  Payable for Securities Purchased                                   4,941           8,509              --            --
  Payable for Fund Shares Redeemed                                      --           1,927              --            --
  Dividends Payable                                                  2,963           7,664           9,390           252
  Accrued Operating Expenses and Other Liabilities                     105             115           1,303            25
                                                                  --------      ----------      ----------       -------
  Total Liabilities                                                  8,009          18,215          10,693           277
                                                                  --------      ----------      ----------       -------
Net Assets                                                        $757,246      $2,090,476      $2,898,196       $94,181
                                                                  ========      ==========      ==========       =======
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                   $757,246      $2,090,476      $2,898,196       $94,181
                                                                  ========      ==========      ==========       =======
  Capital Shares Outstanding (Unlimited Number Authorized)         757,246       2,090,476       2,898,196        94,181

Net Asset Value Per Share                                            $1.00           $1.00           $1.00         $1.00
                                                                     =====           =====           =====         =====



                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2001 (Unaudited)


                                                                                              (In Thousands)
                                                                                                         Strong
                                                                                         Strong         Municipal
                                                                                        Advantage       Advantage
                                                                                          Fund            Fund
                                                                                        ---------       ---------
Income:
  Interest                                                                              $ 96,105         $39,757
  Dividends - Unaffiliated Issuers                                                           952              --
  Dividends - Affiliated Issuers                                                              --           1,216
                                                                                        --------         -------
  Total Income                                                                            97,057          40,973

Expenses:
  Investment Advisory Fees                                                                 3,941           2,192
  Administrative Fees - Investor Class                                                     3,283           1,716
  Administrative Fees - Institutional Class                                                   43              42
  Administrative Fees - Advisor Class                                                         17               1
  Custodian Fees                                                                              44              25
  Shareholder Servicing Costs - Investor Class                                             1,399             181
  Shareholder Servicing Costs - Institutional Class                                           32              32
  Shareholder Servicing Costs - Advisor Class                                                 11              --
  Reports to Shareholders - Investor Class                                                   311              49
  Reports to Shareholders - Institutional Class                                                5              --
  Reports to Shareholders - Advisor Class                                                      7               1
  Transfer Agency Banking Charges - Investor Class                                            48              40
  12b-1 Fees - Advisor Class                                                                  14              --
  Other                                                                                      166             175
                                                                                        --------         -------
  Total Expenses before Waivers, Absorptions and Fees Paid Indirectly by Advisor           9,321           4,454
  Voluntary Expense Waivers and Absorptions                                                   (4)             (1)
  Fees Paid Indirectly by Advisor - Institutional Class                                       (4)             (7)
                                                                                        --------         -------
  Expenses, Net                                                                            9,313           4,446
                                                                                        --------         -------
Net Investment Income                                                                     87,744          36,527

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                           (2,729)            717
    Futures Contracts                                                                     (6,723)             13
                                                                                        --------         -------
    Net Realized Gain (Loss)                                                              (9,452)            730
  Net Change in Unrealized Appreciation/Depreciation on:

    Investments                                                                           20,352          (2,668)
    Futures Contracts                                                                      2,322          (1,525)
                                                                                        --------         -------
    Net Change in Unrealized Appreciation/Depreciation                                    22,674          (4,193)
                                                                                        --------         -------
Net Gain (Loss) on Investments                                                            13,222          (3,463)
                                                                                        --------         -------
Net Increase in Net Assets Resulting from Operations                                    $100,966         $33,064
                                                                                        ========         =======






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2001 (Unaudited)




                                                                  (In Thousands)

                                                                 Strong Heritage
                                                                    Money Fund
                                                                 ---------------
Interest Income                                                       $54,076

Expenses:
   Investment Advisory Fees                                             1,339
   Administrative Fees - Investor Class                                 2,579
   Administrative Fees - Institutional Class                               31
   Custodian Fees                                                          13
   Shareholder Servicing Costs - Investor Class                           233
   Shareholder Servicing Costs - Institutional Class                       23
   Reports to Shareholders - Investor Class                                62
   Reports to Shareholders - Institutional Class                            1
   Reports to Shareholders - Advisor Class                                  1
   Transfer Agency Banking Charges - Investor Class                       161
   Transfer Agency Banking Charges - Institutional Class                    7
   Transfer Agency Banking Charges - Advisor Class                          2
   12b-1 Fees - Advisor Class                                               6
   Other                                                                  141
                                                                      -------
   Total Expenses before Waivers and Absorptions                        4,599
   Voluntary Expense Waivers and Absorptions                           (1,387)
                                                                      -------
   Expenses, Net                                                        3,212
                                                                      -------
Net Investment Income and Net Increase
   in Net Assets Resulting from Operations                            $50,864
                                                                      =======

                                                                      Strong              Strong          Strong          Strong
                                                                     Investors            Money       Municipal Money    Tax-Free
                                                                    Money Fund         Market Fund      Market Fund     Money Fund
                                                                    ----------         -----------    ---------------   ----------
                                                                                                                         (Note 1)

Interest Income                                                      $21,601             $63,716          $62,594           $773

Expenses:
   Investment Advisory Fees                                            1,781               5,234            7,011             89
   Custodian Fees                                                          5                  15               22              3
   Shareholder Servicing Costs                                           720               2,844              436              7
   Professional Fees                                                       8                  12               28              8
   Reports to Shareholders                                               196                 533              135              6
   Federal and State Registration Fees                                    48                  55              115             28
   Other                                                                  13                 438              350              2
                                                                     -------             -------          -------           ----
   Total Expenses before Waivers, Absorptions,
     Fees Paid Indirectly by Advisor and Earnings Credits              2,771               9,131            8,097            143
   Voluntary Expense Waivers and Absorptions                          (2,100)             (2,325)              --            (34)
   Fees Paid Indirectly by Advisor                                       (14)                 --               --             --
   Earnings Credits                                                       --                  --               --             (2)
                                                                     -------             -------          -------           ----
   Expenses, Net                                                         657               6,806            8,097            107
                                                                     -------             -------          -------           ----
Net Investment Income and Net Increase
   in Net Assets Resulting from Operations                           $20,944             $56,910          $54,497           $666
                                                                     =======             =======          =======           ====


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                               (In Thousands)
                                                    Strong Advantage Fund                     Strong Municipal Advantage Fund
                                         --------------------------------------------  --------------------------------------------
                                         Six Months Ended Period Ended   Year Ended    Six Months Ended Period Ended   Year Ended
                                          April 30, 2001  Oct. 31, 2000 Feb. 29, 2000   April 30, 2001  Oct. 31, 2000 Feb. 29, 2000
                                         ---------------- ------------- -------------  ---------------- ------------- -------------
                                           (Unaudited)      (Note 1)                     (Unaudited)      (Note 1)
Operations:
  Net Investment Income                     $   87,744     $  108,372    $  154,708       $   36,527     $   52,028    $   89,235
  Net Realized Gain (Loss)                      (9,452)       (15,776)       (3,266)             730         (3,647)       (2,120)
  Net Change in Unrealized
    Appreciation/Depreciation                   22,674         17,965       (18,129)          (4,193)        (1,511)      (30,235)
                                            ----------     ----------    ----------       ----------     ----------    ----------
  Net Increase in Net Assets
    Resulting from Operations                  100,966        110,561       133,313           33,064         46,870        56,880
Distributions:
  From Net Investment Income:
    Investor Class                             (72,612)       (93,386)     (149,282)         (26,205)       (47,279)      (89,235)
    Institutional Class                        (15,169)       (15,209)       (5,480)         (10,255)        (4,749)           --
    Advisor Class                                 (344)            (1)           (1)              (6)            --            --
                                            ----------     ----------    ----------       ----------     ----------    ----------
  Total Distributions                          (88,125)      (108,596)     (154,763)         (36,466)       (52,028)      (89,235)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions            353,429         87,062      (329,956)        (127,435)      (171,867)     (346,395)
                                            ----------     ----------    ----------       ----------     ----------    ----------
Total Increase (Decrease) in Net Assets        366,270         89,027      (351,406)        (130,837)      (177,025)     (378,750)
Net Assets:
  Beginning of Period                        2,503,960      2,414,933     2,766,339        1,615,147      1,792,172     2,170,922
                                            ----------     ----------    ----------       ----------     ----------    ----------
  End of Period                             $2,870,230     $2,503,960    $2,414,933       $1,484,310     $1,615,147    $1,792,172
                                            ==========     ==========    ==========       ==========     ==========    ==========

                                                                 Strong Heritage Money Fund
                                                     --------------------------------------------------
                                                     Six Months Ended    Period Ended      Year Ended
                                                      April 30, 2001     Oct. 31, 2000    Feb. 29, 2000
                                                     ----------------    -------------    -------------
                                                       (Unaudited)         (Note 1)

Operations:
   Net Investment Income and Net Increase in
      Net Assets Resulting from Operations              $   50,864        $   64,371       $   75,157
Distributions:
   From Net Investment Income:
     Investor Class                                        (41,841)          (58,439)         (75,157)
     Institutional Class                                    (8,891)           (5,931)              --
     Advisor Class                                            (132)               (1)              --
                                                        ----------        ----------       ----------
   Total Distributions                                     (50,864)          (64,371)         (75,157)
Capital Share Transactions (Note 8):
   Net Increase (Decrease) in Net Assets

     from Capital Share Transactions                       285,220           239,962         (402,911)
                                                        ----------        ----------       ----------
Total Increase (Decrease) in Net Assets                    285,220           239,962         (402,911)
Net Assets:
   Beginning of Period                                   1,673,735         1,433,773        1,836,684
                                                        ----------        ----------       ----------
   End of Period                                        $1,958,955        $1,673,735       $1,433,773
                                                        ==========        ==========       ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                 (In Thousands)
                                                   Strong Investors Money Fund                  Strong Money Market Fund
                                        ---------------------------------------------   --------------------------------------------
                                        Six Months Ended   Period Ended   Year Ended    Six Months Ended  Period Ended   Year Ended
                                         April 30, 2001   Oct. 31, 2000  Feb. 29, 2000   April 30, 2001  Oct. 31, 2000 Feb. 29, 2000
                                        ----------------  -------------  -------------  ---------------- ------------- -------------
                                          (Unaudited)        (Note 1)                     (Unaudited)       (Note 1)

Operations:
  Net Investment Income and Net
    Increase in Net Assets Resulting
    from Operations                       $ 20,944         $ 25,405      $ 20,158        $   56,910     $   79,748      $   90,519

Distributions From Net
  Investment Income                        (20,944)         (25,405)      (20,158)          (56,910)       (79,748)        (90,519)
Capital Share Transactions (Note 8):
  Net Increase in Net Assets
    from Capital Share Transactions         95,859          144,267       261,476            54,955         36,496          72,836
                                          --------         --------      --------        ----------     ----------      ----------
Total Increase in Net Assets                95,859          144,267       261,476            54,955         36,496          72,836
Net Assets:
  Beginning of Period                      661,387          517,120       255,644         2,035,521      1,999,025       1,926,189
                                          --------         --------      --------        ----------     ----------      ----------
  End of Period                           $757,246         $661,387      $517,120        $2,090,476     $2,035,521      $1,999,025
                                          ========         ========      ========        ==========     ==========      ==========




                                                                                                                    Strong Tax-Free
                                                                          Strong Municipal Money Market Fund          Money Fund
                                                                   ----------------------------------------------   ---------------
                                                                   Six Months Ended   Period Ended     Year Ended    Period Ended
                                                                    April 30, 2001   Oct. 31, 2000   Feb. 29, 2000   April 30, 2001
                                                                   ----------------  -------------   -------------   --------------
                                                                      Unaudited)        (Note 1)                      (Unaudited)
                                                                                                                       (Note 1)
Operations:
  Net Investment Income and Net
    Increase in Net Assets Resulting from Operations                $   54,497        $   76,907      $   79,531        $   666
Distributions From Net Investment Income                               (54,497)          (76,907)        (79,531)          (666)
Capital Share Transactions (Note 8):
  Net Increase in Net Assets from Capital Share Transactions           152,686           278,131         362,874         94,181
                                                                    ----------        ----------      ----------        -------
Total Increase in Net Assets                                           152,686           278,131         362,874         94,181
Net Assets:
  Beginning of Period                                                2,745,510         2,467,379       2,104,505             --
                                                                    ----------        ----------      ----------        -------
  End of Period                                                     $2,898,196        $2,745,510      $2,467,379        $94,181
                                                                    ==========        ==========      ==========        =======





                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Cash Management Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Advantage Fund, Inc./(1)(2)/*
     - Strong Municipal Advantage Fund (a series of Strong Municipal Funds, Inc./(1)(4)/*)
     - Strong Heritage Money Fund (a series of Strong Heritage Reserve Series, Inc./(1)(3)/*)
     - Strong Investors Money Fund (a series of Strong Heritage Reserve Series, Inc./(1)/)
     - Strong Money Market Fund, Inc./(1)/
     - Strong Municipal Money Market Fund (a series of Strong Municipal
       Funds, Inc./(1)/)
     - Strong Tax-Free Money Fund (a series of Strong Municipal Funds,
       Inc./(1)/)

       /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

       /(2)/ Effective September 1, 1999, Strong Advantage Fund, Inc. has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3.

       /(3)/ Effective April 1, 2000, Strong Heritage Money Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3.

       /(4)/ Effective August 1, 2000, Strong Municipal Advantage Fund has issued two classes of shares: Investor Class and Institutional Class. Effective October 3, 2000, Strong Municipal Advantage Fund has issued an additional class of shares: Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3.

       * Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

     Strong Tax-Free Money Fund commenced operations on December 15, 2000.

     During 2000, the Board of Directors of the Funds (except Strong Tax-Free Money Fund) approved changing the Fund's fiscal year-end from February 28th to October 31st.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of Strong Advantage Fund and Strong Municipal Advantage Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund, Strong Municipal Money Market and Strong Tax-Free Money Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at April 30, 2001 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                   Aggregate     Aggregate    Percent of
                                      Cost       Fair Value   Net Assets
                                  ------------  ------------  ----------
          Strong Advantage Fund   $113,036,901  $108,346,135     3.8%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)



          Each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds may be required to maintain assets on their books as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Expense Offset Arrangements -- Certain Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Funds that maintain compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the six months ended April 30, 2001, the Strong Municipal Money Market Fund paid $2,592 through expense offset arrangements.

--------------------------------------------------------------------------------

     (L) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by certain Funds and are reported as Earnings Credits in the Funds' Statement of Operations.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:



                                                                   Administrative     Administrative        Administrative
                                                                        Fees -            Fees -               Fees -
                                                Advisory Fees      Investor Class    Institutional Class    Advisor Class
                                                Nov. 1, 2000-      Nov. 1, 2000-      Nov. 1, 2000-         Nov. 1, 2000-
                                                April 30, 2001     April 30, 2001     April 30, 2001        April 30, 2001
                                                --------------     ---------------   --------------------   --------------

     Strong Advantage Fund                           0.30%              0.30%              0.02%                 0.30%
     Strong Municipal Advantage Fund                 0.30%              0.30%              0.02%                 0.30%
     Strong Heritage Money Fund                      0.15%              0.35%              0.02%                 0.02%
     Strong Investors Money Fund                     0.50%                *                  *                     *
     Strong Money Market Fund                        0.50%                *                  *                     *
     Strong Municipal Money Market Fund              0.50%                *                  *                     *
     Strong Tax-Free Money Fund                      0.50%**              *                  *                     *


     * Strong Investors Money Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund do not charge Administrative Fees or offer Institutional or Advisor Class shares.

     **   Effective 12-15-00 to 4-30-01.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses for Strong Advantage Fund, Strong Municipal Advantage Fund, Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund and Strong Municipal Money Market Fund will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class, except for the Advisor Class of Strong Heritage Money Fund which pays an annual rate of 0.015% of the average daily net asset value. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations, unless otherwise indicated. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Advantage Fund, Strong Municipal Advantage Fund and Strong Heritage Money Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended April 30, 2001 the Strong Advantage Fund, Strong Municipal Advantage Fund and Strong Heritage Money Fund incurred 12b-1 fees of $14,229, $346 and $6,321, respectively.

     Strong Advantage Fund and Strong Municipal Advantage Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2001, is as follows:


                                                Payable to       Shareholder Servicing    Transfer Agency     Unaffiliated
                                                Advisor at         and Other Expenses         Charges/          Directors'
                                              April 30, 2001        Paid to Advisor          (Credits)             Fees
                                              --------------     ---------------------    ---------------     ------------
Strong Advantage Fund                           $246,262              $1,442,765              $ 42,254            $47,912
Strong Municipal Advantage Fund                   43,512                 212,401                32,900             29,059
Strong Heritage Money Fund                        27,481                 256,148               169,827             31,248
Strong Investors Money Fund                      104,492                 720,008               (14,078)            12,630
Strong Money Market Fund                         115,434               2,844,448               345,947             39,490
Strong Municipal Money Market Fund               162,145                 435,714               245,479             51,185
Strong Tax-Free Money Fund                         6,705                   6,970                 1,345                427

 4.   Line of Credit
      The Strong Funds, excluding Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund, have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At April 30, 2001, there were no borrowings by the Funds outstanding under the LOC.

 5.   Investment Transactions

      The aggregate purchases and sales of long-term securities for the six months ended April 30, 2001, were as follows:

                                                          Purchases                            Sales
                                               --------------------------------    -------------------------------
                                               U.S. Government                     U.S. Government
                                                  and Agency         Other           and Agency          Other
                                               ---------------   --------------    ---------------    ------------

          Strong Advantage Fund                 $136,230,782     $1,010,453,644      $52,395,520      $837,455,009
          Strong Municipal Advantage Fund                 --        337,413,766               --       294,947,736


 6.   Income Tax Information

      At April 30, 2001 the investment cost and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:


                                                Federal Tax        Unrealized      Unrealized          Net
                                                   Cost           Appreciation    Depreciation    Depreciation
                                                --------------    ------------    ------------    -------------

          Strong Advantage Fund                 $2,857,453,457    $25,736,822     $28,070,885      $ 2,334,063
          Strong Municipal Advantage Fund        1,495,283,338      4,787,856      30,517,711       25,729,855


     At February 28, 2001 (the tax year-end of the Funds), the capital loss carryovers (expiring in varying amounts through 2008) for federal income tax purposes for Strong Advantage Fund and Strong Municipal Advantage Fund were $29,066,651 and $7,766,065, respectively.

7.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended April 30, 2001 is as follows:


                                            Balance of          Gross       Gross Sales    Balance of       Value   Dividend Income
                                            Shares Held       Purchases         and        Shares Held    April 30,  Nov. 1, 2000 -
                                            Nov. 1, 2000    and Additions   Reductions    April 30, 2001    2001     April 30, 2001
                                            ------------    -------------   -----------   --------------  ---------  --------------

Strong Municipal Advantage Fund
----------------------------------
Strong Municipal Money Market Fund            27,500,000      658,200,000   650,300,000     35,400,000   $35,400,000   $1,215,715

 8. Capital Share Transactions

                                                                                Strong Advantage Fund
                                                                -------------------------------------------------------
                                                                Six Months Ended     Period Ended          Year Ended
                                                                 April 30, 2001      Oct. 31, 2000        Feb. 29, 2000
                                                                ----------------    ---------------     ----------------
                                                                  (Unaudited)          (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                                     $940,213,663      $  986,671,111       $ 1,638,747,425
   Proceeds from Reinvestment of Distributions                     66,101,398          83,290,280           137,003,912
   Payment for Shares Redeemed                                   (823,138,385)     (1,123,270,714)       (2,313,175,285)
                                                                 ------------      --------------       ---------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                   183,176,676         (53,309,323)         (537,423,948)

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                      320,408,697         260,200,387           243,835,593
   Proceeds from Reinvestment of Distributions                     14,255,348          14,211,504             4,394,921
   Payment for Shares Redeemed                                   (197,290,930)       (134,053,329)          (40,778,287)
                                                                 ------------      --------------       ---------------
   Net Increase in Net Assets from
     Capital Share Transactions                                   137,373,115         140,358,562           207,452,227

ADVISOR CLASS
   Proceeds from Shares Sold                                       38,419,026              12,000               260,337
   Proceeds from Reinvestment of Distributions                        207,507                 347                    --
   Payment for Shares Redeemed                                     (5,747,162)                 --              (244,333)
                                                                 ------------      --------------       ---------------
   Net Increase in Net Assets from
     Capital Share Transactions                                    32,879,371              12,347                16,004
                                                                 ------------      --------------       ---------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    $353,429,162      $   87,061,586      ($   329,955,717)
                                                                 ============      ==============       ===============

Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                            94,843,219          99,923,438           165,265,116
   Issued in Reinvestment of Distributions                          6,673,289           8,436,140            13,816,153
   Redeemed                                                       (83,066,945)       (113,791,858)         (233,361,689)
                                                                  -----------        ------------          ------------
   Net Increase (Decrease) in Shares                               18,449,563          (5,432,280)          (54,280,420)

INSTITUTIONAL CLASS
   Sold                                                            32,354,163          26,379,467            24,672,726
   Issued in Reinvestment of Distributions                          1,439,946           1,440,030               445,245
   Redeemed                                                       (19,917,269)        (13,577,777)           (4,132,796)
                                                                  -----------        ------------          ------------
   Net Increase in Shares                                          13,876,840          14,241,720            20,985,175

ADVISOR CLASS
   Sold                                                             3,874,242               1,218                26,376
   Issued in Reinvestment of Distributions                             20,909                  35                    --
   Redeemed                                                          (579,337)                 --               (24,755)
                                                                  -----------        ------------          ------------
   Net Increase in Shares                                           3,315,814               1,253                 1,621
                                                                  -----------        ------------          ------------
Net Increase (Decrease) in Shares of the Fund                      35,642,217           8,810,693           (33,293,624)
                                                                  ===========        ============          ============

-------------------------------------------------------------------------------
April 30, 2001 (Unaudited)



                                                                             Strong Municipal Advantage Fund
                                                                -------------------------------------------------------
                                                                Six Months Ended     Period Ended          Year Ended
                                                                 April 30, 2001      Oct. 31, 2000        Feb. 29, 2000
                                                                ----------------    ---------------     ----------------
                                                                  (Unaudited)          (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                                      $426,232,315       $  707,594,042     $ 1,615,970,724
   Proceeds from Reinvestment of Distributions                      23,597,707           41,323,571          80,780,433
   Payment for Shares Redeemed                                    (552,086,733)      (1,342,693,241)     (2,043,146,413)
                                                                  ------------       --------------     ---------------
   Net Decrease in Net Assets from
     Capital Share Transactions                                   (102,256,711)        (593,775,628)       (346,395,256)

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                       255,135,381          459,998,060                  --
   Proceeds from Reinvestment of Distributions                       7,339,312            2,187,381                  --
   Payment for Shares Redeemed                                    (288,725,864)         (40,385,702)                 --
                                                                  ------------       --------------      --------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                    (26,251,171)         421,799,739                  --

ADVISOR CLASS
   Proceeds from Shares Sold                                         1,339,129              108,776                  --
   Proceeds from Reinvestment of Distributions                           2,326                   --                  --
   Payment for Shares Redeemed                                        (268,817)                  --                  --
                                                                  ------------       --------------     ---------------
   Net Increase in Net Assets from
     Capital Share Transactions                                      1,072,638              108,776                  --
                                                                  ------------       --------------     ---------------
Net Decrease in Net Assets from
   Capital Share Transactions                                    ($127,435,244)     ($  171,867,113)    ($  346,395,256)
                                                                  ============       ==============      ==============

Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                             86,258,656          143,040,459         322,494,889
   Issued in Reinvestment of Distributions                           4,775,133            8,352,158          16,123,911
   Redeemed                                                       (111,747,560)        (271,285,437)       (408,229,221)
                                                                   -----------          -----------         -----------
   Net Decrease in Shares                                          (20,713,771)        (119,892,820)        (69,610,421)

INSTITUTIONAL CLASS
   Sold                                                             51,634,441           92,928,903                  --
   Issued in Reinvestment of Distributions                           1,485,164              441,895                  --
   Redeemed                                                        (58,433,887)          (8,158,728)                 --
                                                                   -----------          -----------         -----------
   Net Increase (Decrease) in Shares                                (5,314,282)          85,212,070                  --

ADVISOR CLASS
   Sold                                                                271,082               22,017                  --
   Issued in Reinvestment of Distributions                                 471                   --                  --
   Redeemed                                                            (54,416)                  --                  --
                                                                   -----------          -----------         -----------
   Net Increase in Shares                                              217,137               22,017                  --
                                                                   -----------          -----------         -----------
Net Decrease in Shares of the Fund                                 (25,810,916)         (34,658,733)        (69,610,421)
                                                                   ===========          ===========         ===========


                                                                              Strong Heritage Money Fund
                                                                -------------------------------------------------------
                                                                Six Months Ended      Period Ended         Year Ended
                                                                 April 30, 2001      Oct. 31, 2000        Feb. 29, 2000
                                                                ----------------     --------------       -------------
                                                                  (Unaudited)          (Note 1)

Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                                     $1,089,756,331      $1,301,364,234       $1,819,792,681
   Proceeds from Reinvestment of Distributions                       40,753,498          53,772,624           70,333,240
   Payment for Shares Redeemed                                   (1,126,780,762)     (1,350,555,342)      (2,293,036,089)
                                                                 --------------      --------------       --------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                       3,729,067           4,581,516         (402,910,168)

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                      1,327,624,200         589,273,439                   --
   Proceeds from Reinvestment of Distributions                        4,154,181           2,553,228                   --
   Payment for Shares Redeemed                                   (1,058,353,384)       (356,461,234)                  --
                                                                 --------------      --------------       --------------
   Net Increase in Net Assets from
     Capital Share Transactions                                     273,424,997         235,365,433                   --

ADVISOR CLASS
   Proceeds from Shares Sold                                         18,318,913              15,000                   --
   Proceeds from Reinvestment of Distributions                           97,504                  --                   --
   Payment for Shares Redeemed                                      (10,351,028)                 --                   --
                                                                 --------------      --------------       --------------
   Net Increase in Net Assets from
     Capital Share Transactions                                       8,065,389              15,000                   --
                                                                 --------------      --------------       --------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    $  285,219,453      $  239,961,949      ($  402,910,168)
                                                                 ==============      ==============       ==============

Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                           1,089,756,331       1,301,364,234        1,819,792,681
   Issued in Reinvestment of Distributions                           40,753,498          53,772,624           70,333,240
   Redeemed                                                      (1,126,780,762)     (1,350,555,342)      (2,293,036,089)
                                                                  -------------       -------------        -------------
   Net Increase (Decrease) in Shares                                  3,729,067           4,581,516         (402,910,168)

INSTITUTIONAL CLASS
   Sold                                                           1,327,624,200         589,273,439                   --
   Issued in Reinvestment of Distributions                            4,154,181           2,553,228                   --
   Redeemed                                                      (1,058,353,384)       (356,461,234)                  --
                                                                  -------------        -------------        -------------
   Net Increase in Shares                                           273,424,997         235,365,433                   --

ADVISOR CLASS
   Sold                                                              18,318,913              15,000                   --
   Issued in Reinvestment of Distributions                               97,504                  --                   --
   Redeemed                                                         (10,351,028)                 --                   --
                                                                  -------------       -------------        -------------
   Net Increase in Shares                                             8,065,389              15,000                   --
                                                                  -------------       -------------        -------------
Net Increase (Decrease) in Shares of the Fund                       285,219,453         239,961,949         (402,910,168)
                                                                  =============       =============        =============

-------------------------------------------------------------------------------
April 30, 2001 (Unaudited)


                                            Strong Investors Money Fund                        Strong Money Market Fund
                                   ----------------------------------------------  ------------------------------------------------
                                   Six Months Ended  Period Ended    Year Ended    Six Months Ended   Period Ended     Year Ended
                                    April 30, 2001   Oct. 31, 2000  Feb. 29, 2000   April 30, 2001   Oct. 31, 2000   Feb. 29, 2000
                                   ----------------  -------------  -------------  ----------------  --------------  --------------
                                     (Unaudited)       (Note 1)                      (Unaudited)       (Note 1)
Capital Share Transactions of
   Each of the Funds Were as
   Follows:
   Proceeds from Shares Sold         $336,974,524    $438,746,974   $562,665,205    $1,321,794,919   $1,814,689,668  $2,712,343,984
   Proceeds from Reinvestment
     of Distributions                  20,348,302      23,006,077     17,714,045        57,408,415       75,419,738      85,586,423
   Payment for Shares Redeemed       (261,463,595)   (317,486,636)  (318,902,590)   (1,324,247,879)  (1,853,613,524) (2,725,094,594)
                                     ------------    ------------   -------------   --------------   --------------  --------------
   Net Increase in Net Assets from
     Capital Share Transactions      $ 95,859,231    $144,266,415   $261,476,660    $   54,955,455   $   36,495,882  $   72,835,813
                                     ============    ============   ============    ==============   ==============  ==============
Transactions in Shares of
   Each of the Funds Were as
   Follows:
   Sold                               336,974,524     438,746,974    562,665,205     1,321,794,919    1,814,689,668   2,712,343,984
   Issued in Reinvestment
     of Distributions                  20,348,302      23,006,077     17,714,045        57,408,415       75,419,738      85,586,423
   Redeemed                          (261,463,595)   (317,486,636)  (318,902,590)   (1,324,247,879)  (1,853,613,524) (2,725,094,594)
                                     ------------    ------------   ------------    --------------   --------------  --------------
Net Increase in Shares
   of the Fund                         95,859,231     144,266,415    261,476,660        54,955,455       36,495,882      72,835,813
                                     ============    ============   ============    ==============   ==============  ==============


                                                                                                                 Strong Tax-Free
                                                                  Strong Municipal Money Market Fund               Money Fund
                                                         ----------------------------------------------------    ---------------
                                                         Six Months Ended     Period Ended       Year Ended       Period Ended
                                                          April 30, 2001     Oct. 31, 2000     Feb. 29, 2000     April 30, 2001
                                                         ----------------    --------------    --------------    ---------------
                                                           (Unaudited)          (Note 1)                           (Unaudited)
                                                                                                                    (Note 1)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                              $3,082,201,829     $3,565,573,346    $5,697,775,929     $129,003,679
   Proceeds from Reinvestment of Distributions                50,848,905         67,740,629        69,705,320          382,513
   Payment for Shares Redeemed                            (2,980,365,078)    (3,355,182,040)   (5,404,607,866)     (35,205,503)
                                                          --------------     --------------    --------------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                           $  152,685,656     $  278,131,935    $  362,873,383     $ 94,180,689
                                                          ==============     ==============    ==============     ============
Transactions in Shares of Each of
   the Funds Were as Follows:
   Sold                                                    3,082,201,829      3,565,573,346     5,697,775,929      129,003,679
   Issued in Reinvestment of Distributions                    50,848,905         67,740,629        69,705,320          382,513
   Redeemed                                               (2,980,365,078)    (3,355,182,040)   (5,404,607,866)     (35,205,503)
                                                          --------------     --------------    --------------     ------------
Net Increase in Shares of the Fund                           152,685,656        278,131,935       362,873,383       94,180,689
                                                          ==============     ==============    ==============     ============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                                  -----------------------------------------------------------
                                                                  April 30,  Oct. 31,  Feb. 29, Feb. 28,  Feb. 28,   Feb. 28,
Selected Per-Share Data/(a)/                                      2001/(b)/  2000/(c)/   2000     1999      1998       1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $9.88     $9.87     $9.95    $10.08    $10.09     $10.03
Income From Investment Operations:
   Net Investment Income                                             0.32      0.43      0.59      0.59      0.62       0.62
   Net Realized and Unrealized Gains (Losses) on Investments         0.06      0.01     (0.08)    (0.13)    (0.01)      0.06
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.38      0.44      0.51      0.46      0.61       0.68
Less Distributions:
   From Net Investment Income                                       (0.33)    (0.43)    (0.59)    (0.59)    (0.62)     (0.62)
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.33)    (0.43)    (0.59)    (0.59)    (0.62)     (0.62)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $9.93     $9.88     $9.87    $ 9.95    $10.08     $10.09
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                     +3.9%     +4.6%     +5.2%     +4.6%     +6.3%      +7.0%
   Net Assets, End of Period (In Millions)                         $2,350    $2,156    $2,208    $2,766    $2,164     $1,520
   Ratio of Expenses to Average Net Assets                           0.8%*     0.8%*     0.8%      0.7%      0.8%       0.8%
   Ratio of Net Investment Income to Average Net Assets              6.6%*     6.5%*     5.9%      5.8%      6.2%       6.2%
   Portfolio Turnover Rate/(d)/                                     34.4%     38.4%     48.1%     79.3%    109.6%     154.9%



STRONG ADVANTAGE FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                           Period Ended
                                                                  ------------------------------
                                                                  April 30,  Oct. 31,   Feb. 29,
Selected Per-Share Data/(a)/                                      2001/(b)/  2000/(c)/ 2000/(e)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $9.87     $9.87     $9.89
Income From Investment Operations:
   Net Investment Income                                             0.35      0.46      0.32
   Net Realized and Unrealized Gains (Losses) on Investments         0.05        --     (0.02)
------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.40      0.46      0.30
Less Distributions:
   From Net Investment Income                                       (0.35)    (0.46)    (0.32)
------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.35)    (0.46)    (0.32)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $9.92     $9.87     $9.87
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
   Total Return                                                     +4.1%     +4.8%     +3.1%
   Net Assets, End of Period (In Millions)                           $487      $348      $207
   Ratio of Expenses to Average Net Assets Without
     Fees Paid Indirectly by Advisor                                 0.4%*     0.4%*     0.4%*
   Ratio of Expenses to Average Net Assets                           0.4%*     0.4%*     0.4%*
   Ratio of Net Investment Income to Average Net Assets              7.1%*     7.0%*     6.5%*
   Portfolio Turnover Rate/(d)/                                     34.4%     38.4%     48.1%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (Unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October (Note 1).
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from September 1, 1999 (Commencement of Class) to February 29, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                             Period Ended
                                                                 -----------------------------------
                                                                 April 30,    Oct. 31,    Feb. 29,
Selected Per-Share Data/(a)/                                     2001/(b)/    2000/(c)/   2000/(d)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.88       $9.87        $9.89
Income From Investment Operations:
   Net Investment Income                                            0.31        0.41         0.27
   Net Realized and Unrealized Gains (Losses) on                    0.04        0.01        (0.02)
     Investments
---------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.35        0.42         0.25
Less Distributions:
   From Net Investment Income                                      (0.31)      (0.41)       (0.27)
---------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.31)      (0.41)       (0.27)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.92       $9.88        $9.87
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
   Total Return                                                    +3.6%       +4.4%        +2.6%
   Net Assets, End of Period (In Millions)                           $33          $0/(e)/      $0/(e)/
   Ratio of Expenses to Average Net Assets Without Waivers
     and Absorptions                                                1.2%*       1.1%*        1.1%*
   Ratio of Expenses to Average Net Assets                          1.1%*       1.1%*        1.1%*
   Ratio of Net Investment Income to Average Net Assets             6.0%*       6.2%*        5.7%*
   Portfolio Turnover Rate/(f)/                                    34.4%       38.4%        48.1%


STRONG MUNICIPAL ADVANTAGE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                          ---------------------------------------------------------------------
                                                          April 30,     Oct. 31,     Feb. 29,    Feb. 28,    Feb. 28,  Feb. 28,
Selected Per-Share Data/(a)/                              2001/(b)/     2000/(c)/      2000        1999        1998      1997
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 4.95         $ 4.96      $ 5.04      $ 5.03       $5.01     $5.01
Income From Investment Operations:
   Net Investment Income                                     0.11           0.16        0.21        0.21        0.22      0.25
   Net Realized and Unrealized Gains (Losses) on
   Investments                                              (0.01)         (0.01)      (0.08)       0.01        0.02      0.00/(g)/
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          0.10           0.15        0.13        0.22        0.24      0.25
Less Distributions:
   From Net Investment Income/(h)/                          (0.11)         (0.16)      (0.21)      (0.21)      (0.22)    (0.25)
   From Net Realized Gains                                     --             --          --          --          --     (0.00)/(g)/
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                      (0.11)         (0.16)      (0.21)      (0.21)      (0.22)    (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $ 4.94         $ 4.95      $ 4.96      $ 5.04       $5.03     $5.01
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
   Total Return                                             +2.1%          +3.0%       +2.7%       +4.5%       +5.0%     +5.1%
   Net Assets, End of Period (In Millions)                 $1,089         $1,193      $1,792      $2,171      $1,012      $644
   Ratio of Expenses to Average Net Assets Without
     Waivers, Absorptions and Fees Paid Indirectly
     by Advisor                                              0.7%*          0.6%*       0.6%        0.6%        0.7%      0.7%
   Ratio of Expenses to Average Net Assets                   0.7%*          0.6%*       0.6%        0.5%        0.4%      0.0%/(g)/
   Ratio of Net Investment Income to Average Net Assets      4.6%*          4.7%*       4.3%        4.1%        4.5%      5.0%
   Portfolio Turnover Rate/(f)/                             28.5%          36.5%       35.0%       36.0%       49.6%     40.8%



     *  Calculated on an annualized basis.
   (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
   (b)  For the six months ended April 30, 2001 (Unaudited).
   (c) In 2000, the Fund changed its fiscal year-end from February to October (Note 1).
   (d) For the period from September 1, 1999 (Commencement of Class) to February 29, 2000.
   (e)  Amount is less than $500,000.
   (f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (g)  Amount calculated is less than $0.01 or 0.1%.
   (h)  Tax-exempt for regular federal income tax purposes.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                              Period Ended
                                                       -------------------------
                                                         April 30,    Oct. 31,
Selected Per-Share Data/(a)/                             2001/(b)/   2000/(c)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $4.95       $4.95
Income From Investment Operations:
   Net Investment Income                                   0.12        0.06
   Net Realized and Unrealized Losses on Investments      (0.01)         --
--------------------------------------------------------------------------------
   Total from Investment Operations                        0.11        0.06
Less Distributions:
   From Net Investment Income/(d)/                        (0.12)      (0.06)
--------------------------------------------------------------------------------
   Total Distributions                                    (0.12)      (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $4.94       $4.95
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                           +2.2%       +1.3%
   Net Assets, End of Period (In Millions)                 $394        $422
   Ratio of Expenses to Average Net Assets Without
    Waivers, Absorptions and Fees Paid Indirectly by
    Advisor                                                0.3%*       0.3%*
   Ratio of Expenses to Average Net Assets                 0.3%*       0.3%*
   Ratio of Net Investment Income to Average Net Assets    4.9%*       5.0%*
   Portfolio Turnover Rate/(e)/                           28.5%       36.5%

STRONG MUNICIPAL ADVANTAGE FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------
                                                              Period Ended
                                                       -------------------------
                                                         April 30,    Oct. 31,
Selected Per-Share Data/(a)/                             2001/(b)/   2000/(f)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $4.94       $4.94
Income From Investment Operations:
   Net Investment Income                                   0.10        0.02
--------------------------------------------------------------------------------
   Total from Investment Operations                        0.10        0.02
Less Distributions:
   From Net Investment Income/(d)/                        (0.10)      (0.02)
--------------------------------------------------------------------------------
   Total Distributions                                    (0.10)      (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $4.94       $4.94
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                           +2.0%       +0.4%
   Net Assets, End of Period (In Millions)                   $1          $0/(g)/
   Ratio of Expenses to Average Net Assets Without
    Waivers, Absorptions and Fees Paid Indirectly by
    Advisor                                                1.6%*       1.1%*
   Ratio of Expenses to Average Net Assets                 1.1%*       1.0%*
   Ratio of Net Investment Income to Average Net Assets    3.9%*       4.4%*
   Portfolio Turnover Rate/(e)/                           28.5%       36.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (Unaudited).
(c) For the period from August 1, 2000 (Commencement of Class) to October 31, 2000 (Note 1).
(d)  Tax-exempt for regular federal income tax purposes.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from October 3, 2000 (Commencement of Class) to October 31, 2000 (Note 1).
(g)  Amount is less than $500,000.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------

                                                                                       Period Ended
                                                             ----------------------------------------------------------------
                                                               April 30,   Oct. 31,   Feb. 29,   Feb. 28,  Feb. 28,  Feb. 28,
Selected Per-Share Data/(a)/                                  2001/(b)/   2000/(c)/     2000       1999      1998      1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $1.00        $1.00      $1.00      $1.00     $1.00     $1.00
Income From Investment Operations:
   Net Investment Income                                        0.03         0.04       0.05       0.05      0.05      0.06
   Net Realized and Unrealized Losses on Investments              --           --         --         --        --     (0.01)
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             0.03         0.04       0.05       0.05      0.05      0.05
Less Distributions:
   From Net Investment Income                                  (0.03)       (0.04)     (0.05)     (0.05)    (0.05)    (0.06)
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                         (0.03)       (0.04)     (0.05)     (0.05)    (0.05)    (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Capital Contribution                                              --           --         --         --        --      0.01
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $1.00        $1.00      $1.00      $1.00    $ 1.00     $1.00
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                +2.9%        +4.2%      +5.1%      +5.3%     +5.6%     +5.7%/(d)/
   Net Assets, End of Period (In Millions)                    $1,442       $1,438     $1,434     $1,837    $1,484    $2,000
   Ratio of Expenses to Average Net Assets Without Waivers
     and Absorptions                                            0.6%*        0.6%*      0.6%       0.6%      0.6%      0.6%
   Ratio of Expenses to Average Net Assets                      0.4%*        0.4%*      0.4%       0.3%      0.2%      0.1%
   Ratio of Net Investment Income to Average Net Assets         5.7%*        6.1%*      5.0%       5.2%      5.4%      5.6%

STRONG HERITAGE MONEY FUND -- INSTITUTIONAL CLASS
-------------------------------------------------------------------------------
                                                               Period Ended
                                                          ---------------------
                                                          April 30,    Oct. 31,
Selected Per-Share Data/(a)/                              2001/(b)/   2000/(e)/
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $1.00        $1.00
Income From Investment Operations:
   Net Investment Income                                    0.03         0.04
-------------------------------------------------------------------------------
   Total from Investment Operations                         0.03         0.04
Less Distributions:
   From Net Investment Income                              (0.03)       (0.04)
-------------------------------------------------------------------------------
   Total Distributions                                     (0.03)       (0.04)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                             $1.00        $1.00
===============================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------
   Total Return                                            +3.0%        +3.8%
   Net Assets, End of Period (In Millions)                  $509         $235
   Ratio of Expenses to Average Net Assets Without Waivers
     and Absorptions                                        0.2%*        0.2%*
   Ratio of Expenses to Average Net Assets                  0.2%*        0.2%*
   Ratio of Net Investment Income to Average Net Assets     5.7%*        6.5%*

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (Unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October (Note 1).
(d) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 5.0% for the year ended February 28, 1997.
(e) For the period from April 1, 2000 (Commencement of Class) to October 31, 2000 (Note 1).

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- ADVISOR CLASS
-------------------------------------------------------------------------------
                                                              Period Ended
                                                          ---------------------
                                                          April 30,    Oct. 31,
Selected Per-Share Data/(a)/                              2001/(b)/    2000/(c)/
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $1.00        $1.00
Income From Investment Operations:
   Net Investment Income                                   0.03         0.04
-------------------------------------------------------------------------------
   Total from Investment Operations                        0.03         0.04
Less Distributions:
   From Net Investment Income                             (0.03)       (0.04)
-------------------------------------------------------------------------------
   Total Distributions                                    (0.03)       (0.04)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                            $1.00        $1.00
================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------
   Total Return                                           +2.8%        +3.6%
   Net Assets, End of Period (In Millions)                   $8           $0(d)
   Ratio of Expenses to Average Net Assets Without Waivers
     and Absorptions                                       0.6%*        0.8%*
   Ratio of Expenses to Average Net Assets                 0.4%*        0.4%*
   Ratio of Net Investment Income to Average Net Assets    5.2%*        6.1%*

STRONG INVESTORS MONEY FUND
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                                          ---------------------------------------------------------
                                                          April 30,      Oct. 31,    Feb. 29,    Feb. 28,  Feb. 28,
Selected Per-Share Data/(a)/                              2001/(b)/      2000/(e)/     2000        1999    1998/(f)/
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $1.00          $1.00        $1.00       $1.00      $1.00
Income From Investment Operations:
   Net Investment Income                                   0.03           0.04         0.05        0.06       0.00/(g)/
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        0.03           0.04         0.05        0.06       0.00/(g)/
Less Distributions:
   From Net Investment Income                             (0.03)         (0.04)       (0.05)      (0.06)        --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (0.03)         (0.04)       (0.05)      (0.06)        --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $1.00          $1.00        $1.00       $1.00      $1.00
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
   Total Return                                          +3.0%           +4.4%        +5.5%       +5.7%      +0.5%
   Net Assets, End of Period (In Millions)                $757            $661         $517        $256         $7
   Ratio of Expenses to Average Net Assets Without
     Waivers, Absorptions and Fees Paid Indirectly
     by Advisor                                           0.8%*           0.8%*        0.8%        0.9%       2.0%*
   Ratio of Expenses to Average Net Assets                0.2%*           0.1%*        0.0%/(g)/   0.0%       0.0%*
   Ratio of Net Investment Income to Average Net Assets   5.9%*           6.4%*        5.4%        5.4%       6.1%*

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period (b) For the six months ended April 30, 2001 (Unaudited).
(c) For the period from April 1, 2000 (Commencement of Class) to October 31, 2000 (Note 1). (d) Amount is less than $500,000.
(e) In 2000, the Fund changed its fiscal year-end from February to October (Note 1). (f) For the period from January 31, 1998 (Inception) to February 28, 1998.
(g)  Amount calculated is less than $0.01 or 0.1%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                           Period Ended
                                                          -------------------------------------------------------------------------
                                                          April 30,   Oct. 31,   Feb. 29,  Feb. 28,   Oct. 31,  Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                2001/(b)/   2000/(c)/    2000    1999/(d)/    1998      1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $1.00      $1.00     $1.00     $1.00      $1.00     $1.00       $1.00
Income From Investment Operations:
   Net Investment Income                                      0.03       0.04      0.05      0.02       0.05      0.05        0.05
   Net Realized and Unrealized Losses on Investments            --         --        --        --         --     (0.01)         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           0.03       0.04      0.05      0.02       0.05      0.04        0.05
Less Distributions:
   From Net Investment Income                                (0.03)     (0.04)    (0.05)    (0.02)     (0.05)    (0.05)      (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (0.03)     (0.04)    (0.05)    (0.02)     (0.05)    (0.05)      (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Contribution                                            --         --        --        --         --      0.01          --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $1.00      $1.00     $1.00     $1.00      $1.00     $1.00       $1.00
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                              +2.7%      +4.0%     +4.8%     +1.5%      +5.3%     +5.3%/(e)/  +5.4%
   Net Assets, End of Period (In Millions)                  $2,090     $2,036    $1,999    $1,926     $1,924    $1,838      $1,949
   Ratio of Expenses to Average Net Assets Without
     Waivers and Absorptions                                  0.9%*      0.8%*     0.8%      0.9%*      0.9%      0.9%        0.8%
   Ratio of Expenses to Average Net Assets                    0.7%*      0.7%*     0.7%      0.6%*      0.5%      0.5%        0.4%
   Ratio of Net Investment Income to Average Net Assets       5.4%*      5.8%*     4.7%      4.6%*      5.2%      5.2%        5.3%

STRONG MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                           -----------------------------------------------------------------
                                                           April 30,   Oct.  31,   Feb. 29,   Feb. 28,   Feb. 28,   Feb. 28,
Selected Per-Share Data/(a)/                               2001/(b)/   2000/(c)/     2000       1999       1998       1997
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $1.00       $1.00       $1.00     $1.00      $1.00      $1.00
Income From Investment Operations:
   Net Investment Income                                      0.02        0.03        0.03      0.03       0.04       0.03
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           0.02        0.03        0.03      0.03       0.04       0.03
Less Distributions:
   From Net Investment Income/(f)/                           (0.02)      (0.03)      (0.03)    (0.03)     (0.04)     (0.03)
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (0.02)      (0.03)      (0.03)    (0.03)     (0.04)     (0.03)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $1.00       $1.00       $1.00     $1.00      $1.00      $1.00
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
   Total Return                                              +1.9%       +2.8%       +3.5%     +3.4%      +3.6%      +3.5%
   Net Assets, End of Period (In Millions)                  $2,898      $2,746      $2,467    $2,105     $1,871     $1,895
   Ratio of Expenses to Average Net Assets                    0.6%*       0.6%*       0.6%      0.6%       0.6%       0.6%
   Ratio of Net Investment Income to Average Net Assets       3.9%*       4.2%*       3.4%      3.4%       3.5%       3.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (Unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October (Note 1). (d) In 1999, the Fund changed its fiscal year-end from October to February.
(e) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 4.5% for the year ended October 31, 1997.
(f)  Tax-exempt for regular federal income tax purposes.

                       See Notes to Financial Statements.
78

-------------------------------------------------------------------------------
STRONG TAX-FREE MONEY FUND
--------------------------------------------------------------------------
                                                              Period Ended
                                                              ------------
                                                                April 30,
Selected Per-Share Data/(a)/                                    2001/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $1.00
Income From Investment Operations:
   Net Investment Income                                          0.01
--------------------------------------------------------------------------
   Total from Investment Operations                               0.01
Less Distributions:
   From Net Investment Income/(c)/                               (0.01)
--------------------------------------------------------------------------
   Total Distributions                                           (0.01)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                   $1.00
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
   Total Return                                                   +1.4%
   Net Assets, End of Period (In Millions)                         $94
   Ratio of Expenses to Average Net Assets Without
   Waivers,
     Absorptions and Earnings Credits                              0.8%*
   Ratio of Expenses to Average Net Assets                         0.6%*
   Ratio of Net Investment Income to Average Net Assets            3.7%*

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 15, 2000 (Inception) to April 30, 2001 (Unaudited) (Note 1).
(c)  Tax-exempt for regular federal income tax purposes.


                       See Notes to Financial Statements.

NOTES
-------------------------------------------------------------------------------

Directors

    Richard S. Strong
    Willie D. Davis
    Stanley Kritzik
    Neal Malicky
    Marvin E. Nevins
    William F. Vogt

Officers

    Richard S. Strong, Chairman of the Board
    Elizabeth N. Cohernour, Vice President and Secretary
    Cathleen A. Ebacher, Vice President and Assistant Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Dennis A. Wallestad,  Vice President
    Thomas M. Zoeller, Vice President
    John W. Widmer, Treasurer
    Rhonda K. Haight, Assistant Treasurer

Investment Advisor

    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodians

    Strong Advantage and Strong Municipal Advantage Funds
    Firstar Bank, N.A.
    P.O. Box 701, Milwaukee, Wisconsin 53201

    Strong Heritage Money, Strong Investors Money, Strong Money Market, Strong Municipal Money Market, and Strong Tax-Free Money Funds State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT12923-0401

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com




To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com





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